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                                                                   Exhibit 10.66

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                                GENERAL INDENTURE

                                     between

                                  CFLD-I, INC.

                                       and

                           ZIONS FIRST NATIONAL BANK,
                                   as Trustee

                                   Relating To

                         Student Loan Asset Backed Notes

                            Dated as of April 1, 2001

================================================================================
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                                TABLE OF CONTENTS

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                                   ARTICLE I

                          DEFINITIONS, INTERPRETATION

Section 1.01. Definitions.....................................................    5
Section 1.02. Interpretation..................................................   19

                                   ARTICLE II

                                 TERMS OF NOTES

Section 2.01. Authorization of Notes..........................................   21
Section 2.02. Issuance and Delivery of Notes..................................   21
Section 2.03. Conditions Precedent to Delivery of Notes.......................   21
Section 2.04. Limited Obligations of Corporation..............................   23

                                   ARTICLE III

                      GENERAL TERMS AND PROVISIONS OF NOTES

Section 3.01. Place, Medium of Payment Denomination, Maturities, Credit
              or Liquidity Facilities, Form and Date..........................   23
Section 3.02. Legends.........................................................   25
Section 3.03. Interchangeability of Notes.....................................   25
Section 3.04. Negotiability, Transfer and Registry............................   25
Section 3.05. Persons Treated as Registered Owners............................   25
Section 3.06. Regulations With Respect to Exchanges and Transfers.............   26
Section 3.07. Notes Mutilated, Destroyed, Stolen or Lost......................   26
Section 3.08. Cancellation of Notes...........................................   26
Section 3.09. Security Depository Procedures..................................   26
Section 3.10. Preparation of Definitive Notes; Temporary Notes................   26
Section 3.11. Execution and Authentication....................................   27

                                   ARTICLE IV

                 APPLICATION OF NOTE PROCEEDS AND OTHER AMOUNTS

Section 4.01. Application of Note Proceeds, Accrued Interest and Premium......   28
Section 4.02. Application of Proceeds of Refinancing..........................   28
Section 4.03. Application of Amounts Pledged as Security for Notes Defeased...   28
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                                    ARTICLE V

            PLEDGE OF INDENTURE; ESTABLISHMENT OF FUNDS AND ACCOUNTS

Section 5.01. Pledge Effected by Indenture; Priority..........................  29
Section 5.02. Creation of Funds...............................................  29
Section 5.03. Acquisition Fund................................................  30
Section 5.04. Revenue Fund....................................................  31
Section 5.05. Note Fund.......................................................  37
Section 5.06. Credit Proceeds Fund............................................  37
Section 5.07. Debt Service Reserve Fund.......................................  38
Section 5.08. Operating Fund..................................................  38
Section 5.09. Purchase Fund...................................................  39
Section 5.10. Investment of Funds.............................................  39
Section 5.11. Withdrawal of Excess Coverage...................................  40
Section 5.12. Order of Use of Amounts in Funds For Payment of Program
              Expenses, Maintenance and Operating Expenses, Notes and
              Reimbursement Obligations.......................................  41
Section 5.13. Investment Requirements.........................................  41

                                   ARTICLE VI

                               REDEMPTION OF NOTES

Section 6.01. Privilege of Redemption and Redemption Price....................  43
Section 6.02. Optional Redemption.............................................  43
Section 6.03. Mandatory Redemption............................................  44
Section 6.04. Selection of Notes to Be Redeemed...............................  44
Section 6.05. Notice of Redemption............................................  45
Section 6.06. Payment of Redeemed Notes.......................................  46

                                   ARTICLE VII

          REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE CORPORATION

Section 7.01. Payment of Notes................................................  46
Section 7.02. Designation of Indenture Agents.................................  46
Section 7.03. Power to Issue Notes and Pledge Trust Estate....................  46
Section 7.04. Further Assurances..............................................  47
Section 7.05. Accounts and Reports............................................  47
Section 7.06. Student Loan Program............................................  47
Section 7.07. Servicing of Financed Student Loans.............................  49
Section 7.08. Issuance of Additional Notes....................................  49
Section 7.09. Compliance With Conditions Precedent............................  50
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Section 7.10.  General Compliance with Conditions in this Indenture and any Reimbursement Agreements...................................  50
Section 7.11.  Additional Covenants...........................................  50
Section 7.12.  Covenant Regarding Financed Student Loans......................  51
Section 7.13.  Continued Existence; Successor of Corporation..................  52
Section 7.14.  Servicer Computer Operations...................................  52
Section 7.15.  Representations; Negative Covenants............................  52
Section 7.16.  Corporation Covenants..........................................  55

                                  ARTICLE VIII

       SUPPLEMENTAL INDENTURES NOT REQUIRING CONSENT OF REGISTERED OWNERS

Section 8.01. Supplemental Indentures Not Requiring the Consent of
              Registered Owners...............................................  57
Section 8.02. General Provisions..............................................  59

                                   ARTICLE IX

         SUPPLEMENTAL INDENTURES REQUIRING CONSENT OF REGISTERED OWNERS

Section 9.01.  Mailing of Notice of Amendment.................................  59
Section 9.02.  Powers of Amendment............................................  60
Section 9.03.  Consent of Registered Owners...................................  61
Section 9.04.  Modifications by Unanimous Consent.............................  62
Section 9.05.  Exclusion of Notes.............................................  62
Section 9.06.  Notation on Notes..............................................  62

                                    ARTICLE X

                              DEFAULTS AND REMEDIES

Section 10.01. Events of Default..............................................  62
Section 10.02. Remedies.......................................................  64
Section 10.03. Priority of Payments After Default.............................  66
Section 10.04. Termination of Proceedings.....................................  70
Section 10.05. Registered Owners' Direction of Proceedings....................  70
Section 10.06. Limitation on Rights of Registered Owners......................  72
Section 10.07. Possession of Notes by Trustee Not Required....................  72
Section 10.08. Remedies Not Exclusive.........................................  72
Section 10.09. No Waiver of Default...........................................  73
Section 10.10. Notice of Event of Default; Acceleration.......................  73
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                                   ARTICLE XI

                         CONCERNING THE INDENTURE AGENTS

Section 11.01. Appointment and Acceptance of Duties of Trustee................  73
Section 11.02. Appointment and Acceptance of Duties of Paying Agents Note
               Registrar and Other Indenture Agents...........................  77
Section 11.03. Responsibility of Indenture Agents.............................  78
Section 11.04. Evidence on Which Indenture Agents May Act.....................  78
Section 11.05. Compensation and Indemnification...............................  79
Section 11.06. Permitted Acts and Functions...................................  79
Section 11.07. Trustee Covenants with Respect to Eligible Lender Status.......  79
Section 11.08. Trustee's Status as an Eligible Lender.........................  79
Section 11.09. Resignation of Trustee.........................................  80
Section 11.10. Removal of Trustee.............................................  80
Section 11.11. Appointment of Successor Trustee...............................  80
Section 11.12. Transfer of Rights and Properly to Successor Trustee...........  81
Section 11.13. Merger or Consolidation........................................  81
Section 11.14. Adoption of Authentication.....................................  82
Section 11.15. Resignation or Removal of the Tender Agent, Paying Agents,
               Registrar and Other Indenture Agents and Appointment of
               Successors.....................................................  82
Section 11.16. Evidence of Signatures of Registered Owners and
               Ownership of Notes.............................................  82
Section 11.17. Preservation and Inspection of Documents.......................  83
Section 11.18. Statement of Trustee of Funds and Accounts and Other Matters...  83

                                   ARTICLE XII

                                   TERMINATION

Section 12.01. Termination of the Trust.......................................  84
Section 12.02. Notice.........................................................  85

                                  ARTICLE XIII

                      DEFEASANCE; MISCELLANEOUS PROVISIONS

Section 13.01. Defeasance.....................................................  85
Section 13.02. Delegation of Duties by the Corporation........................  88
Section 13.03. Appointment of Agents, etc.....................................  88
Section 13.04. Notices........................................................  88
Section 13.05. Governing Law..................................................  89
Section 13.06. Notices to Rating Agencies.....................................  89
Section 13.07. Nonliability of Officers.......................................  89
Section 13.08. Parties Interested Herein......................................  89
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Section 13.09. Counterparts...................................................  89

EXHIBIT A STUDENT LOAN ACQUISITION CERTIFICATE
EXHIBIT B MASTER PROMISSORY NOTE PROVISIONS
EXHIBIT C FINANCED STUDENT LOAN REPORT
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                                        v
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                                GENERAL INDENTURE

      THIS GENERAL INDENTURE, dated as of April 1, 2001 (the "Indenture"), by and between CFLD-I, INC., a corporation established under the laws of the State of Delaware (the "Corporation"), and ZIONS FIRST NATIONAL BANK, a national banking association authorized to accept trusts of the nature established herein (herein called the "Trustee"):

                              W I T N E S S E T H:

      WHEREAS, The MEGA Life and Health Insurance Company, an Oklahoma corporation ("MEGA"), and Mid-West National Life Insurance Company of Tennessee, a Tennessee corporation ("Mid-West"), offer whole life insurance policies with student loan benefits (the "Life Insurance Policies"); and

      WHEREAS, pursuant to the College First Alternative Loan Program (the "Student Loan Program"), a policyholder under a Life Insurance Policy may obtain a loan (a "College First Student Loan") to fund the policyholder's children's educational expenses at an educational institution approved under the Student Loan Program; and

      WHEREAS, the College First Student Loans are presently originated by Richland State Bank, a South Dakota banking institution ("Richland"), pursuant to the terms and provision of a Loan Underwriting and Processing Agreement, dated as of June 12, 2000 (the "Loan Underwriting Agreement"), among Richland, MEGA and Mid-West; and

      WHEREAS, UICI Funding Corp. 2, a Delaware corporation ("UICI Funding"), has agreed to purchase all of the College First Student Loans originated by Richland pursuant to the terms and provisions of a Loan Origination and Purchase Agreement, dated as of June 12, 2000 (the "Loan Origination and Purchase Agreement"), between Richland and UICI Funding; and

      WHEREAS, the Corporation and UICI Funding have entered into a Student Loan Purchase Agreement, dated April 27, 2001 (the "College First Student Loan Purchase Agreement"), permitting the Corporation to purchase certain College First Student Loans owned by UICI Funding; and

      WHEREAS, MEGA, Mid-West, UICI Funding and the Corporation are wholly-owned subsidiaries of UICI, a Delaware corporation ("UICI"); and

      WHEREAS, certain College First Student Loans are secured, in part, by an allocable portion of the cash surrender value of the policyholder's Life Insurance Policy related to such College First Student Loan (the "Cash Surrender Value"); and

      WHEREAS, a College First Student Loan made to a policyholder who receives a credit score higher than a certain predetermined level is eligible to be insured by The Education Resources Institute, Inc., a private non-profit corporation organized under Chapter 180 of the Massachusetts General Laws ("TERI"), pursuant to the terms and provisions of the Amended and Restated Guaranty Agreement, dated as of December 31, 1999, between UICI and TERI, or a Guaranty Agreement, dated as of April 1, 2001, between the Corporation and TERI


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(collectively, the "TERI Guaranty Agreement"), or by United Student Aid Funds,
Inc. ("USA Funds"), a Delaware corporation, pursuant to the terms and provisions of an Amended and Restated Guarantee Agreement, dated as of January 1, 1996 (the "USA Funds Guarantee Agreement"), among UICI, the Corporation and USA Funds; and

      WHEREAS, the Corporation, in the future may desire to purchase other student loans permitted to be acquired pursuant to this Indenture, including student loans made pursuant to the Federal Family Education Loan Program (the "FFELP Loans") under the Higher Education Act of 1965, as amended (the "Higher Education Act"); and

      WHEREAS, pursuant to the Corporation's Articles of Incorporation and this Indenture, the Corporation is authorized to issue its debt obligations (the "Notes") to obtain funds to purchase College First Student Loans, FFELP Loans and other student loans permitted to be acquired pursuant to this Indenture (collectively, the "Student Loans"); and

      WHEREAS, any series of the Notes (a "Series") may be secured by a form of credit enhancement purchased by the Corporation, including, without limitation, a letter of credit, bond insurance, a surety bond or a standby bond purchase agreement (each a "Credit Facility") delivered by the provider of such Credit Facility (the "Credit Facility Provider"); and

      WHEREAS, MBIA Insurance Corporation, a New York stock insurance corporation, as a Credit Facility Provider, will initially provide each Credit Facility for the Series 2001 Notes; and

      WHEREAS, any Series of the Notes may bear interest at fixed rates (the "Fixed Rate Notes") or at adjustable rates (the "Adjustable Rate Notes"), and any Series of Adjustable Rate Notes may be entitled to the benefit of a liquidity facility purchased by the Corporation (each a "Liquidity Facility") designed to provide for the payment of the purchase price (the "Purchase Price") of such Adjustable Rate Notes upon a tender thereof pursuant to this Indenture; and

      WHEREAS, the repayment to a Credit Facility Provider or the provider of a Liquidity Facility (each a "Liquidity Facility Provider") may be secured by a reimbursement agreement (each a "Reimbursement Agreement") between the Corporation and the corresponding Credit Facility Provider or the corresponding Liquidity Facility Provider; and

      WHEREAS, the Corporation may, with the written approval of each Credit Facility Provider, if any, enter into contracts providing for an interest rate cap, floor, swap or other similar instrument (each an "Interest Rate Exchange Agreement") corresponding to one or more Series of the Notes pursuant to the terms and provisions of this Indenture; and

      WHEREAS, the Corporation may purchase a letter of credit, surety bond, insurance policy, agreement guaranteeing payment or other undertaking by a financial institution to ensure that cash in an amount required to meet the Debt Service Reserve Requirement (as such term is hereinafter defined) is available to the Trustee (a "Debt Service Reserve Policy") from the provider of such Debt Service Reserve Policy (the "Surety Provider"); and

      WHEREAS, the Notes issued hereunder may be issued as (i) senior obligations (the "Senior Notes"), which are the highest priority Notes permitted to be issued by this Indenture, (ii) as subordinate obligations (the "Subordinate Notes"), the repayment of which is subordinated


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to the repayment of the Senior Notes, any Interest Rate Exchange Agreements
(other than any payment due upon termination of the Interest Rate Exchange Agreement) which are secured on a parity with Senior Notes, any Reimbursement Agreements which are secured on a parity with Senior Notes and any Debt Service Reserve Policies, or (iii) as junior-subordinate obligations (the "Junior-Subordinate Notes"), the repayment of which is subordinated to each of the Senior Notes, the Subordinate Notes, any Interest Rate Exchange Agreements (other than any payment due upon termination of the Interest Rate Exchange Agreement) which are secured on a parity with Senior Notes or Subordinate Notes, any Reimbursement Agreements which are secured on a parity with Senior Notes or Subordinate Notes and any Debt Service Reserve Policy; and

      WHEREAS, the Notes and, except as otherwise may be provided therein, the payment obligations under all Reimbursement Agreements, all Interest Rate Exchange Agreements and all Debt Service Reserve Policies, are secured as hereinafter provided, but solely by the pledge of the Trust Estate described herein; provided that (i) the rights of the registered owners (the "Registered Owners") of the Senior Notes, any Credit Facility Provider and any Liquidity Facility Providers for Senior Notes, the providers of Interest Rate Exchange Agreements (other than any payment due upon termination of the Interest Rate Exchange Agreement) secured on a parity with Senior Notes and any Surety Provider to such security shall be superior to the rights of the Registered Owners of Subordinate Notes, the Registered Owners of the Junior-Subordinate Notes, any Credit Facility Provider and any Liquidity Facility Providers for Subordinate Notes or Junior-Subordinate Notes and providers of Interest Rate Exchange Agreements secured on a parity with Subordinate Notes or the Junior-Subordinate Notes and (ii) the rights of Registered Owners of the Subordinate Notes, any Credit Facility Provider and any Liquidity Facility Providers for Subordinate Notes and providers of Interest Rate Exchange Agreements (other than any payment due upon termination of the Interest Rate Exchange Agreement) secured on a parity with Subordinate Notes to such security shall, to the extent provided herein, be superior to the rights of the Registered Owners of Junior-Subordinate Notes, any Credit Facility Provider and any Liquidity Facility Providers for Junior-Subordinate Notes and providers of Interest Rate Exchange Agreements secured on a parity with Junior-Subordinate Notes; and

      WHEREAS, upon execution and delivery of a Supplemental Indenture with respect to a Series of Notes, all acts, proceedings and things necessary and required by law to make said Notes, when executed by the Corporation and authenticated by the Trustee, the valid and binding legal obligations of the Corporation and to constitute and make this Indenture a valid and effective Indenture, have been done, taken and performed and the issuance, execution and delivery of said Notes and the execution, acknowledgment and delivery of this Indenture have in all respects been duly authorized by the Corporation.

      NOW, THEREFORE, THIS INDENTURE WITNESSETH THAT:

      In consideration of the premises and of the mutual covenants herein contained, and of the purchase and acceptance of the Notes by the Registered Owners thereof, and for other valuable consideration, the receipt whereof is hereby acknowledged, and for the purpose of fixing and declaring the terms and conditions upon which the Notes are to be and may be issued, authenticated and delivered, secured and accepted by all persons who shall from time to time be or become the Registered Owners thereof, and in order to secure as hereinafter provided, (a) the


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payment of the principal or Redemption Price (as such term is hereinafter defined) of, and the interest and any Carry-over Amounts (as such term is hereinafter defined) (and accrued interest thereon) on, the Notes at any time issued and Outstanding (as such term is hereinafter defined) under this Indenture according to their tenor and effect; (b) the performance and observance of all of the covenants and conditions in the Notes and contained in this Indenture; and (c) the payment of all amounts owing under any Reimbursement Agreement, any Interest Rate Exchange Agreement, or to any Credit Facility Provider, any Surety Provider or any Liquidity Facility Provider, the Corporation has executed and delivered this Indenture and does hereby bargain, assign, pledge and grant a security interest, subject to use and applications in accordance with the provisions hereof, in the following (constituting the "Trust Estate") to the Trustee:

                                GRANTING CLAUSES

                                    CLAUSE I

      All Financed Student Loans (as such term is hereinafter defined), including any evidence of indebtedness, including agreements and notes made by Financed Student Loan borrowers and cosigners and any and all other contracts, instruments and documents executed and delivered by the Financed Student Loan borrowers, cosigners or any other party evidencing, relating to, arising out of or in any way connected with such Financed Student Loans, including the right to receive the allocable portion of the Cash Surrender Value and death benefits of any Life Insurance Policy related to such Financed Student Loan, and any insurance or guarantees related to such Financed Student Loans, and extensions or renewals thereof;

                                    CLAUSE II

      All proceeds of the Notes, all Revenues and Recoveries of Principal (as each such term is hereinafter defined) and all other amounts deposited in the Funds and Accounts (as such term is hereinafter defined) until their use or release from the Funds and Accounts. Such Note proceeds, Revenues, Recoveries of Principal and other deposits may take the form of moneys, securities, accounts, chattel paper, instruments, and general intangibles;

                                   CLAUSE III

      The rights of the Corporation in and to all Servicing Agreements, all Student Loan Purchase Agreements and all Guarantee Agreements (as each such term is hereinafter defined) as the same relate to the Financed Student Loans; and

                                    CLAUSE IV

      Any and all other real or personal property of every name and nature, from time to time hereafter by delivery or by writing of any kind conveyed, mortgaged, pledged, assigned or transferred as and for additional security hereunder by the Corporation or by anyone on its behalf or with its written consent to the Trustee, which is hereby authorized to receive any and all such property at any and all times and to hold and apply the same subject to the terms hereof.

      TO HAVE AND TO HOLD the same unto the Trustee and its successor or successors and its or their assigns forever, in trust, nevertheless, for the following beneficiaries, as their


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interests may appear: Registered Owners of the Notes, any Credit Facility
Provider, any Surety Provider, any Liquidity Facility Provider, and any counterparty to an Interest Rate Exchange Agreement.

      IN TRUST NEVERTHELESS, UPON CONDITION that, if the Corporation shall well and truly pay, or cause to be paid, the principal of (and premium, if any) and interest on the Notes according to the true intent and meaning thereof, or there shall be deposited with the Trustee such amounts in such form in order that none of the Notes shall remain Outstanding as herein deemed and provided, and shall pay or cause to be paid all amounts due hereby and all amounts owed to any Indenture Agent (as such term is hereinafter defined), any Credit Facility Provider, any Liquidity Facility Provider and any Surety Provider in accordance with the terms and provisions hereof, of any Reimbursement Agreement and of any agreement related to the issuance of a Debt Service Reserve Policy, then upon the full and final payment of all such sums and amounts or upon deposit of the same, this Indenture and the rights, titles, liens, security interests, and assignments herein granted shall cease, determine, and be void and this Indenture shall be released by the Trustee in due form at the expense of the Corporation, except only as herein provided; otherwise this Indenture to be and remain in full force and effect.

      AND IT IS HEREBY COVENANTED AND DECLARED that the Trust Estate is to be held and applied by the Trustee, subject to the further covenants, conditions, and trust hereinafter set forth, and the Corporation does hereby covenant and agree to and with the Trustee, as follows.

                                   ARTICLE I

                           DEFINITIONS, INTERPRETATION

      Section 1.01. Definitions. In this Indenture, the following words and terms shall, unless the context otherwise requires, have the following meanings:

      "Account" means any of the accounts created and established within any Fund pursuant to this Indenture.

      "Accountant" means Ernst & Young LLP and any other independent certified public accountant as may be selected by the Corporation and approved in writing by each Credit Facility Provider, if any.

      "Acquisition Fund" means the Fund by that name created in Section 5.02 hereof and further described in Section 5.03 hereof.

      "Adjustable Rate Notes" means those Notes whose terms provide for the adjustment, by auction, by reference to an index or otherwise, of the interest rate to be borne by such Notes periodically prior to their stated maturity and may, under the terms of a Supplemental Indenture, provide for mandatory tender or tender optionally upon demand of the Registered Owner thereof.

      "Affiliate" means a Person which is directly or indirectly controlled by the Corporation or by any other Affiliate and any Person which directly or indirectly controls the Corporation or which directly or indirectly controls any other Affiliate; provided, however, that the term


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"Affiliate" shall not include the Corporation. For purposes of this definition, control means the power to direct the management and policies of a Person through the ownership of not less than a majority of its voting securities or the right to designate or elect not less than a majority of the members of its board of directors or other governing board or body by contract or otherwise.

      "Auction Agent" means any Person designated as such pursuant to a Supplemental Indenture with the written approval of each Credit Facility Provider, if any.

      "Authenticating Agent" means the Trustee or any other Indenture Agent as may be authorized pursuant to a Supplemental Indenture to perform the acts required of such agent in conformance with the provisions of this Indenture and such Supplemental Indenture.

      "Authorized Representative" means the President, any Vice President or any other person designated by the President or any Vice President to act as the authorized representative of the Corporation hereunder.

      "Beneficial Owner" means, when a Series of Notes are in the Book-Entry Form, any person who acquires a beneficial ownership interest in a Note of that Series held by the Securities Depository.

      "Book-Entry Form" means a form or system under which (a) the beneficial right to principal and interest may be transferred only through a book entry,
(b) physical securities in registered form are issued only to a Securities Depository or its nominee as registered owner, with the securities "immobilized" to the custody of the Securities Depository or its nominee, and (c) the book entry is the record that identifies the owners of beneficial interests in that principal and interest.

      "Broker-Dealer" means any Person designated as such pursuant to a Supplemental Indenture with the written approval of each Credit Facility Provider, if any.

      "Business Day" means any day other than a Saturday, Sunday, legal holiday or any other day on which banking institutions in the City of New York, New York, or the city in which the principal corporate trust office of the Trustee is located, are generally authorized or obligated by law or executive order to close or are closed or rendered inoperable due to natural disaster, or on which the New York Stock Exchange or on which the office designated for presentation by each Credit Facility Provider or by each Liquidity Facility Provider then providing a Liquidity Facility for any of the Notes is closed. The term "Business Day" shall also not include any date specified as not being a Business Day in any Supplemental Indenture.

      "Capital Appreciation Notes" means those Notes which, by their terms, do not bear interest, but accrete interest upon the capital portion thereof until stated maturity or earlier redemption.

      "Capitalized Interest Account" means the account by that name that may be created in the Note Fund pursuant to Section 5.02 hereof and further described in Section 5.05 hereof.

      "Capitalized Expense Account" means the account by that name that may be created in the Revenue Fund pursuant to Section 5.02 hereof and further described in Section 5.04 hereof.


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      "Carry-over Amount" means, if and to the extent specifically provided for as such in a Supplemental Indenture with respect to a Series of Adjustable Rate Notes, the amount, if any, by which (a) the interest payable on such Series with respect to a given interest period is exceeded by (b) the interest that otherwise would have been payable with respect to such interest period but for a stated limitation on the interest rate for such interest period. To the extent required by a Supplemental Indenture providing for any Carry-over Amount, interest will accrue on such Carry-over Amount until paid or extinguished. Any reference to "principal" or "interest" in this Indenture, any Reimbursement Agreement and in the related Notes shall not include (unless expressly provided otherwise), within the meanings of such words, any Carry-over Amount or any interest accrued on any Carry-over Amount.

      "Cash Flow Statement" means a Corporation Certificate attaching a cash flow projection approved in writing by each Credit Facility Provider, if any:

            (a) setting forth, for the then current and each future Fiscal Year during which Notes will be Outstanding, and taking into account (x) any Notes expected to be issued or converted or redeemed or purchased for cancellation in each such Fiscal Year upon or in connection with the filing of such Corporation Certificate, (y) the interest rate, purchase price, discount or premiums, Interest Subsidy Payments, Special Allowance Payments and other terms of any Student Loans expected to be purchased or sold upon or in connection with the filing of such Corporation Certificate, and (z) the application, withdrawal or transfer of any moneys expected to be applied, withdrawn or transferred upon or in connection with the filing of such Corporation Certificate:

                  (i) the amount of Revenues expected to be received in each such Fiscal Year together with the balances in the Funds and Accounts available to make Debt Service Payments and to pay Program Expenses and Maintenance and Operating Expenses; and

                  (ii) the aggregate Debt Service for each such Fiscal Year on all Notes reasonably expected to be Outstanding, together with the Program Expenses and Maintenance and Operating Expenses reasonably estimated for each Fiscal Year; and

            (b) showing that in each Fiscal Year the aggregate of the amounts set forth in clause (a)(i) of this definition exceeds the aggregate of the amounts set forth in clause (a)(ii) of this definition.

      "Cash Surrender Value" means the cash surrender value of a Life Insurance Policy (calculated pursuant to the terms thereof and excluding any annuity accumulations) corresponding to a Financed Student Loan.

      "Certificate" means (a) a signed document either attesting to or acknowledging the circumstances, representations or other matters stated therein or in attachments thereto or setting forth matters to be determined pursuant to this Indenture and any applicable Reimbursement Agreement, or (b) the report of an Accountant or Authorized Representative as to audits or other

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procedures called for by this Indenture and any applicable Reimbursement
Agreement, as the case may be.

      "Code" means the Internal Revenue Code of 1986, as amended, and the regulations, rulings and court decisions promulgated thereunder and pertaining thereto.

      "College First Student Loan" means a student loan made by MEGA or Mid-West pursuant to the Student Loan Program.

      "College First Student Loan Purchase Agreement" means the Student Loan Purchase Agreement, dated April 27, 2001, between the Corporation and UICI Funding and relating to College First Student Loans, as amended and supplemented pursuant to the terms thereof.

      "Corporation" means CFLD-I, Inc., a Delaware corporation, or any Person which shall hereafter succeed to the powers, duties and functions thereof.

      "Corporation Order" means a written order of the Corporation executed by an Authorized Representative, requiring action on the part of any Indenture Agent, and certifying such action is in accordance with this Indenture and any applicable Reimbursement Agreement.

      "Costs of Issuance" means all items of expense, directly or indirectly payable or reimbursable by or to the Corporation and related to the authorization, sale and issuance of Notes, including, but not limited to, printing costs, costs of preparation and reproduction of documents, filing and recording fees, any initial Credit Facility premiums, fees and expenses of any Credit Facility Provider and its counsel, fees and expenses of any Liquidity Facility Provider and its counsel, any initial Debt Service Reserve Policy premiums, fees and expenses of any Surety Provider and its counsel, underwriting or placement agent fees, fees of an initial purchaser, initial fees and charges of any Indenture Agent, legal fees, including note counsel fees and expenses and underwriter's, placement agent's or initial purchaser's counsel fees and charges (if charged to the Corporation), fees and disbursements of consultants and professionals, Corporation staff travel and expenses related to an issue of Notes, cost of credit ratings, fees and charges for preparation, execution, transportation and safekeeping of Notes and any other cost, charge or fee in connection with the original issuance of Notes.

      "Credit Confirmation" means a letter from each Credit Facility Provider, if any, confirming that the action proposed by the Corporation is approved by such Credit Facility Provider.

      "Credit Facility" means any form of credit enhancement purchased by the Corporation for a Series of Notes, including, without limitation, a letter of credit, bond insurance, a surety bond or a standby bond purchase agreement, which shall be identified in the Supplemental Indenture for such Series, and may include as part of the same facility, a liquidity component which, if issued separately, would constitute a Liquidity Facility.

      "Credit Facility Provider" means (i) MBIA Insurance Corporation, a New York stock insurance corporation, and any successor thereto and (ii) any other Person approved in writing by MBIA Insurance Corporation (so long as MBIA Insurance Corporation provides a Credit Facility securing any of the Notes) which issues a Credit Facility for a Series of Notes; provided, however, that whenever this Indenture shall require the consent, approval or direction of a Credit Facility Provider, such provision shall mean solely the consent, approval or direction of MBIA Insurance Corporation, unless MBIA Insurance Corporation shall no longer provide a Credit Facility securing any Series of the Notes.

      "Credit Proceeds Fund" means the Fund by that name created by Section 5.02 hereof and further described in Section 5.06 hereof.

      "Debt Service" means, with respect to any particular Fiscal Year and any particular Series of Notes, an amount equal to the sum of (a) all interest payable on such Notes during such Fiscal Year, plus (b) any Principal Installments of such Notes during such Fiscal Year, plus (c) any additional applicable premium payable on such Notes during such Fiscal Year, but shall not include the Purchase Price of Notes or any Carry-over Amounts or interest thereon.

      "Debt Service Reserve Fund" means the Fund by that name created by Section
5.02 hereof and further described in Section 5.07 hereof.

      "Debt Service Reserve Policy" means a letter of credit, surety bond, insurance policy, agreement guaranteeing payment or other undertaking by a financial institution to ensure that cash in an amount required to meet the Debt Service Reserve Requirement is available to the Trustee.

      "Debt Service Reserve Requirement" means, as of any date of calculation, the greater of (i) an amount equal to the aggregate of the amounts specified in each and every Supplemental Indenture authorizing the issuance of a Series of Notes as the amount required to be deposited in the Debt Service Reserve Fund with respect to such Series of Notes and approved in writing by each Credit Facility Provider, if any, and (ii) $500,000.

      "Default Claim" means a default claim filed by the Servicer with a Guarantee Agency under the Servicing Agreement.

      "Defaulted Student Loan" means, as of any date of determination either (a) a FFELP Loan that has been delinquent for 270 days or more, or (b) a Private Loan for which any installment of principal or interest was not paid when due (as determined under the related Student Loan documents without regard to any waiver or forbearance granted by the Corporation or the Servicer) and has remained unpaid for a period of at least 150 days.

      "Dissolution" means, with respect to Article XII hereof and the Corporation, the occurrence of any of the events which would cause a dissolution of a limited partnership organized under the laws of the State of Delaware, the sole general partner of which is the Corporation.

      "Eligible Funds" means (a) proceeds of the Notes and the proceeds from the investment thereof; (b) moneys with respect to which the Trustee receives a written opinion of nationally recognized counsel experienced in bankruptcy matters to the effect that payment of such moneys to the Registered Owners of the Notes would not constitute a voidable preference under Section 544 or 547 of the Bankruptcy Code and would not be recoverable under Section 550 of the Bankruptcy Code in the event the Corporation or an Affiliate was to become a debtor under the Bankruptcy Code; or (c) moneys derived from a Credit Facility or Liquidity Facility.

      "Eligible Lender" means any "eligible lender" as defined in the Higher Education Act which has received an eligible lender designation from the Secretary with respect to FFELP Loans made under the Higher Education Act.

      "Event of Default" means any of the events specified in Section 10.01 hereof.

      "Excess Coverage" means, as of any date of calculation, the amount by which the sum of the value of (a) the Financed Student Loans (valued at par plus accrued and capitalized interest, including Special Allowance Payments and Interest Subsidy Payments) credited to the Acquisition Fund, other than Defaulted Student Loans which are not Guaranteed or Insured, and (b) all cash and Investment Securities held in the Funds and Accounts (valued as set forth herein or in a Supplemental Indenture, plus accrued interest, but excluding amounts irrevocably set aside to pay particular Notes pursuant to Section 13.01 hereof) shall exceed 102.5% (or such lesser percentage with a Credit Confirmation (or, for Notes not subject to a Credit Facility, a Rating Confirmation)) of the sum of the principal and accrued interest on all Outstanding Senior Notes as evidenced in a Certificate of an Authorized Representative to the Trustee, upon which the Trustee may conclusively rely.

      "FFELP Loan" means a loan which (a) is made to an eligible borrower in compliance with the requirements of the Higher Education Act, (b) is guaranteed by a Guarantee Agency or Insured by the Secretary, (c) bears interest at not less than the maximum applicable rate of interest permitted by the Higher Education Act at the time originated, or a lesser rate of interest shown in a Cash Flow Statement with the written approval of each Credit Facility Provider, if any, and (d) is eligible for Special Allowance Payments.

      "Financed Student Loan" means any Student Loan that has been (a) purchased, refinanced or originated with moneys in the Acquisition Fund and credited to the Acquisition Fund, (b) received in exchange for other Financed Student Loans upon the sale thereof or substitution therefor in accordance with
Section 7.06(e) hereof or the provisions of a Supplemental Indenture and credited to the Acquisition Fund, or (c) otherwise credited to any Fund or Account as part of the Trust Estate, but does not include Student Loans released from the lien of this Indenture and sold or exchanged, as permitted in this Indenture, to any purchaser, including the Corporation.

      "Fiscal Year" means a 12-month period commencing on the first day of January of any year, or such other 12-month period adopted by the Corporation as its fiscal year for accounting purposes.

      "Fixed Rate Notes" means those Notes which, by their terms, bear interest at a specified rate or rates until their stated maturity, payable (except with respect to Capital Appreciation Notes) periodically so long as such Notes are Outstanding, all as may be particularly set forth in a Supplemental Indenture.

      "Fund" means any of the Funds created and established, or further authorized, pursuant to Section 5.02 hereof, including the Funds and Accounts and the Credit Proceeds Fund, but excluding the Purchase Fund and the Operating Fund.

      "Funds and Accounts" means the Acquisition Fund, the Revenue Fund, the Note Fund and the Debt Service Reserve Fund, and any Accounts contained therein, created pursuant to Section 5.02 hereof.

      "Governmental Obligations" means direct obligations of the United States and other obligations, the principal and interest of which are guaranteed by the United States as to full and timely payment.

      "Guarantee" means with respect to a Student Loan, the insurance or guarantee of a Guarantee Agency pursuant to such Guarantee Agency's Guarantee Agreement.

      "Guarantee Agency" means The Education Resources Institute, Inc., United Student Aid Funds, Inc. and any other entity approved in writing by each Credit Facility Provider, if any, which has entered into an agreement with the Corporation, or with the Trustee on the Corporation's behalf, which guarantees student loans under the Student Loan Program, the Higher Education Act or other Federal law and, with respect to FFELP Loans, has entered into an agreement with the Secretary for reinsurance of its guarantees of student loans.

      "Guarantee Agreement" means the TERI Guaranty Agreement, the USA Funds Guarantee Agreement and any other guaranty, insurance or lender agreement between the Corporation, or the Trustee on the Corporation's behalf, and any other Guarantee Agency approved in writing by each Credit Facility Provider, if any.

      "Higher Education Act" means the Higher Education Act of 1965, as amended, or any successor federal act, and the regulations promulgated thereunder.

      "Indenture" means, collectively, this General Indenture and any Supplemental Indentures and any amendments thereto made in accordance with their respective terms.

      "Indenture Agent" means the Trustee, the Registrar, the Authenticating Agent, any Paying Agent and any Tender Agent, in each case approved in writing by each Credit Facility Provider, if any, and any such additional agent as may be authorized pursuant to a Supplemental Indenture and approved in writing by each Credit Facility Provider, if any, or any or all of them as may be appropriate.

      "Insured" means, with respect to a FFELP Loan, the insuring by the Secretary (as evidenced by a certificate of insurance or other document or certification issued under the provisions of the Higher Education Act) of the maximum allowable percentage of the principal of and accrued interest on such FFELP Loan.

      "Interest Account" means each account by that name created in the Note Fund with respect to the Senior Notes, the Subordinate Notes and the Junior-Subordinate Notes pursuant to Section 5.02 hereof and further described in Section 5.05 hereof.

      "Interest Payment Date" means any date or dates upon which interest on the Notes is due and payable in accordance with their terms.

      "Interest Rate Exchange Agreement" means a contract providing for an interest rate cap, floor, swap or other similar instrument entered into pursuant to Section 7.08 hereof and approved in writing by each Credit Facility Provider, if any.

      "Interest Subsidy Payments" means, with respect to FFELP Loans, interest subsidy benefits payable by the Secretary under the Higher Education Act, or similar payments authorized from time to time by federal law.

      "Investment Securities" shall have the meaning, for any Series of Notes, given to that term in any Supplemental Indenture.

      "Issue Date" means the date a Series of Notes is delivered to the initial purchasers in exchange for the purchase price of such Series of Notes.

      "Junior-Subordinate Notes" means the Notes of the Corporation designated as "Junior-Subordinate Notes" pursuant to a Supplemental Indenture authorizing the issuance of such Junior-Subordinate Notes, the repayment of principal of and interest on which are subordinated to the repayment of principal of and interest on the Senior Notes and the Subordinate Notes and payments required to be made pursuant to any Interest Rate Exchange Agreements, payments required to be made pursuant to any Reimbursement Agreements secured on a parity with the Senior Notes or the Subordinate Notes and payments required to be made pursuant to any Debt Service Reserve Policy.

      "Life Insurance Policy" means a whole life insurance policy issued by MEGA or by Mid-West which contains a student loan benefit.

      "Liquidity Facility" means any facility designed to provide for the payment of the Purchase Price of any Adjustable Rate Notes upon tender thereof.

      "Liquidity Facility Provider" means the issuer of a Liquidity Facility.

      "Loan Origination and Purchase Agreement" means the Loan Origination and Purchase Agreement, dated as of June 12, 2000, between Richland and UICI Funding, as amended and supplemented pursuant to the terms thereof.

      "Loan Underwriting Agreement" means the Loan Underwriting and Processing Agreement, dated as of June 12, 2000, among Richland, MEGA and Mid-West, as amended and supplemented pursuant to the terms thereof.

      "MEGA" means The MEGA Life and Health Insurance Company, an Oklahoma corporation, and any successor thereto.

      "Maintenance and Operating Expenses" means the expenses of the Corporation incurred in connection the operation of the Student Loan Program and its acquisition of Student Loans under this Indenture, including consultant's fees, attorneys' fees, auditing fees, marketing fees, travel expenses of directors and officers, insurance and such other reasonable and necessary expenses which may be incurred directly or indirectly in connection with the operation of the Student Loan Program and its acquisition of Student Loans under this Indenture, but such term shall not include letter of credit or other credit enhancement or liquidity fees, Note placement fees, servicing fees and expenses incurred under the Servicing Agreement, Indenture Agent fees and expenses incurred under this Indenture, any Auction Agent fees and expenses incurred under an auction agreement, any Broker-Dealer fees and expenses incurred under a broker-dealer agreement, or any Remarketing Agent fees and expenses under a remarketing agreement.

      "Mid-West" means the Mid-West National Life Insurance Company of Tennessee, a Tennessee corporation, and any successor thereto.

      "Monthly Calculation Date" means the twenty-fifth day of each calendar month, or in the event such twenty-fifth day is not a Business Day, the next succeeding Business Day.

      "Note" means one of the notes, bonds or other debt securities authenticated and delivered pursuant to this Indenture, including any additional or refinancing Notes issued pursuant to Article II hereof.

      "Note Fund" means the Fund by that name created by Section 5.02 hereof, including one or more Capitalized Interest Accounts and a Senior Principal Account, a Subordinate Principal Account, a Junior-Subordinate Principal Account, a Senior Interest Account, a Subordinate Interest Account and a Junior-Subordinate Interest Account established therein, and further described in Section 5.05 hereof.

      "Note Payment Date" means the date or dates specified in any Supplemental Indenture for payment of principal of or interest on the Notes.

      "Operating Fund" means the Fund by that name created by Section 5.02 hereof and further described in Section 5.08 hereof.

      "Opinion of Counsel" means a written opinion of an attorney at law or firm of attorneys selected by the Person obliged to deliver an opinion on the subject in question, reasonably acceptable to the Person who is to receive the same hereunder, duly admitted to the practice of law before the highest court of any state of the United States of America or the District of Columbia.

      "Outstanding" when used with reference to the Notes, means, as of any date, all Notes, including any Notes held in custody for the benefit of any Credit Facility Provider, theretofore or thereupon being authenticated and delivered under this Indenture except:

            (a) any Note canceled by the Trustee or delivered to the Trustee for cancellation at or prior to such date;

            (b) on or after any purchase date for Notes subject to tender pursuant to the provisions of any Supplemental Indenture, all Notes or portions thereof (excluding any Notes held in custody for the benefit of any Credit Facility Provider) which are tendered or deemed to have been tendered for purchase, provided that moneys sufficient for such purchase are on deposit with the Trustee or the Tender Agent;

            (c) any Note in lieu of or in substitution for which other Notes shall have been authenticated and delivered pursuant to Sections 3.07,
      6.06 or 9.06 hereof; and

            (d) any Note paid or deemed to have been paid as provided in Section 13.01(b) hereof.

      "Paying Agent" means the Trustee or any other commercial bank or trust company designated as paying agent for the Notes, and its successor or successors hereafter appointed in the manner herein provided and approved in writing by each Credit Facility Provider, if any.

      "Person" means any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency, instrumentality or political subdivision thereof.

      "Principal Account" means each account by that name created in the Note Fund with respect to the Senior Notes, the Subordinate Notes and the Junior-Subordinate Notes pursuant to Section 5.02 hereof and further described in Section 5.05 hereof.

      "Principal Installment" means, as of any date of calculation, (a) the aggregate principal amount of Outstanding Notes due on a certain future date, reduced by the aggregate principal amount of such Notes which would have been retired by such future date by reason of the payment when due and application in accordance with this Indenture of Sinking Fund Payments payable before such certain future date, plus (b) any Sinking Fund Payments due on such certain future date, plus (c) the principal component of the Redemption Price of the Notes then having been called for redemption on such certain future date.

      "Principal Payment Date" means, with reference to any Series or portion of a Series of Notes, the date upon which a Principal Installment on such Notes becomes payable.

      "Private Loan" means (a) a loan made to a borrower which (i) has been originated in material compliance with the Program Manual and (ii) is made to a borrower to pay the costs of attendance at a school approved for the Student Loan Program or (b) any other loan approved in writing by each Credit Facility Provider (or, for Notes not subject to a Credit Facility, a Rating Confirmation).

      "Program Expenses" means (a) the fees and expenses of each Indenture Agent, (b) fees and expenses of the Auction Agent and Broker-Dealer, (c) the fees and expenses of any Remarketing Agent then acting under a Supplemental Indenture with respect to Adjustable Rate Notes, (d) the fees and expenses of a Credit Facility Provider or a Liquidity Facility Provider following the issuance of any Series of Notes for which a Credit Facility or Liquidity Facility is in place, (e) the fees of the Servicer under any Servicing Agreement, (f) the fees and expenses of the Corporation incurred in connection with the preparation of Opinions of Counsel and other authorized reports or statements attributable to the Notes and the Financed Student Loans acquired hereunder, (g) fees and expenses associated with the delivery of a substitute Credit Facility or Liquidity Facility under a Supplemental Indenture, (h) fees and expenses associated with (but not payments under) an Interest Rate Exchange Agreement, (i) the fees and expenses associated with the purchase of any Debt Service Reserve Policy,
(j) the costs of remarketing any of the Adjustable Rate Notes, which costs shall be limited to (i) fees and expenses of the financial advisers, underwriters, placement agents and/or initial purchasers to the Corporation in connection with a remarketing, (ii) the fees and expenses of attorneys representing the parties in connection with a remarketing (excluding the attorneys for any Credit Facility Provider), (iii) the cost of printing in connection with a remarketing,
(iv) the fees and expenses of Accountants in connection with a remarketing, (v) the fees of any Rating Agency then rating the Notes, and (vi) miscellaneous reasonable and customary expenses, in each case, as such costs were incurred and
(k) fees or other amounts the Corporation is required to pay to the Secretary in connection with any FFELP Loan.

      "Program Manual" means the College First Alternative Loan Program Manual which describes the College First Alternative Loan Program for the origination, acquisition, financing and servicing of Private Loans, as the same may be amended, revised or supplemented from time to time with respect to the Private Loans with the written approval of each Credit Facility Provider, if any, or if there is no Credit Facility Provider, a Rating Confirmation.

      "Purchase Date" means any date established for the mandatory or optional tender of Adjustable Rate Notes, established in accordance with the terms of the applicable Supplemental Indenture.

      "Purchase Fund" means the Fund by that name created by Section 5.02 hereof and further described in Section 5.09 hereof.

      "Purchase Price" means the price due to a tendering Registered Owner of any Adjustable Rate Note issued hereunder, being the principal amount thereof, plus interest accrued at the applicable rate or rates to the Purchase Date.

      "Rating Agency" means any nationally recognized securities rating agency to the extent such agency has issued and continues to maintain a rating on a Series of Notes at the time in question, at the request of the Corporation.

      "Rating Confirmation" means a letter from each Rating Agency then providing a rating for a particular Series of Notes, confirming that the action proposed to be taken by the Corporation will not, in and of itself, have the effect of reducing or withdrawing the rating then applicable to that Series of Notes.

      "Rating Notification" means written notice required to be given hereunder or under any Supplemental Indenture of any action or proposed action provided by the Corporation to each Rating Agency then providing a rating for a particular Series of Notes.

      "Recoveries of Principal" means all amounts received by the Trustee from or on account of any Financed Student Loan as a recovery of the principal amount thereof, including scheduled, delinquent and advance payments, payouts or prepayments, payments representing the allocable portion of the Cash Surrender Value of a Life Insurance Policy corresponding to a Financed Student Loan (other than amounts use to pay interest on the corresponding Financed Student Loan), proceeds from insurance or from the sale, assignment, transfer, reallocation or other disposition of a Financed Student Loan and any payments representing such principal from the guarantee or insuring of any Financed Student Loan.

      "Redemption Date" means the date upon which Notes are to be called for redemption pursuant to this Indenture.

      "Redemption Price" means, with respect to any Note, the principal amount thereof, plus the applicable premium, if any, and interest accrued or accreted to the Redemption Date established for such Note.

      "Registered Owner" means any person who shall be the registered owner of any Outstanding Note as set forth on the registration books maintained by the Registrar.

      "Registrar" means the Trustee, the Authenticating Agent or any other agent of the Corporation at the office of which Notes may be presented for registration, transfer or exchange as provided in Section 3.04 hereof.

      "Regulations" means the regulations adopted from time to time either by the Secretary pursuant to the Higher Education Act or by any Guarantee Agency.

      "Reimbursement Agreement" means any Credit Facility agreement or Liquidity Facility agreement by and between the Corporation and any Credit Facility Provider or any Liquidity Facility Provider.

      "Remarketing Agent" means any Person designated as such pursuant to a Supplemental Indenture.

      "Revenue Fund" means the Fund by that name created by Section 5.02 hereof and further described in Section 5.04 hereof.

      "Revenues" means all payments, proceeds, charges and other income, other than Recoveries of Principal, received by or on behalf of the Corporation from or on account of any Financed Student Loan (including scheduled, delinquent and advance payments of and any Default Claim proceeds with respect to, interest due to or received by or on behalf of, the Corporation with respect to any Financed Student Loan, including any Cash Surrender Value of a Life Insurance Policy to be used to pay interest on the corresponding Financed Student Loan) and all interest earned or gain realized from the investment of amounts in the Funds and Accounts, and all payments received by or on behalf of the Corporation pursuant to an Interest Rate Exchange Agreement, but excluding any amounts retained by the Servicer or Subservicer as fees or expenses in connection with the servicing of such Financed Student Loan pursuant to the terms and provisions of the related Servicing Agreement.

      "Richland" means Richland State Bank, a South Dakota banking institution, and any successor thereto.

      "Secretary" means the Secretary of the United States Department of Education.

      "Securities Depository" means The Depository Trust Company, a New York corporation, its successors and assigns, or any other security depository appointed by the Corporation with the written approval of each Credit Facility Provider, if any.

      "Seller" means UICI Funding or any other lender from which the Corporation purchases Student Loans; provided, however, that any Seller from which the Corporation purchases FFELP Loans must be an Eligible Lender.

      "Senior Notes" means the Notes of the Corporation designated as "Senior Notes" pursuant to a Supplemental Indenture authorizing the issuance of such Senior Notes, the repayment of principal of and interest on which are senior to the repayment of principal of and interest on the Subordinate Notes and the Junior-Subordinate Notes and payments required to be made pursuant to any Interest Rate Exchange Agreements and Reimbursement Agreements secured on a parity with the Subordinate Notes or the Junior-Subordinate Notes.

      "Series" means all of the Notes designated as a Series in a Supplemental Indenture, and any Notes thereafter authenticated and delivered in lieu of or in substitution for (but not to refinance) such Series of Notes as herein provided.

      "Servicer" means, collectively, Sallie Mae Servicing L.P., EFG Technologies, Inc., The MEGA Life and Health Insurance Company, UICI Funding, or any other loan servicer approved in writing by each Credit Facility Provider, if any, and if no Credit Facility Provider is in place, with a Rating Notification.

      "Servicing Agreement" means, collectively, (i) the Master Servicing Agreement, dated as of April 1, 2001, between the Corporation and UICI Funding and (ii) any other servicing agreement between the Corporation and a Servicer under which such Servicer agrees to service Financed Student Loans included in the Trust Estate, which servicing agreement shall be approved in writing by each Credit Facility Provider, if any.

      "Sinking Fund Payment" means, as of any particular date of calculation, the amount required to be paid by the Corporation on a certain future date for the retirement of Outstanding Notes which mature after said future date, but does not include any amount payable by the Corporation by reason of the maturity of a Note or by call for redemption at the election of the Corporation.

      "Special Allowance Payments" means, with respect to FFELP Loans, certain incentive payments received by the Corporation pursuant to the Higher Education Act.

      "State" means the State of Delaware.

      "Student Loan" means any loan made to finance post-secondary education that is (a) a FFELP Loan, (b) a Private Loan or (c) otherwise permitted to be acquired by the Corporation pursuant to this Indenture (provided a Credit Confirmation (or, for Notes not subject to a Credit Facility, a Rating Confirmation) is received with respect thereto).

      "Student Loan Acquisition Certificate" means the Student Loan Acquisition Certificate in substantially the form attached as Exhibit A hereto, as such Exhibit A may be amended or supplemented from time to time.

      "Student Loan Files" means

            (a) the original fully executed copy of the note evidencing the Financed Student Loan (including the original loan application fully executed by the Borrower); and

            (b) any and all other documents and computerized records that the Servicer shall keep on file, in accordance with its customary procedures, relating to such Financed Student Loan or any Obligor with respect thereto.

      "Student Loan Program" means the College First Alternative Loan Program for the origination, acquisition, holding, servicing and financing of College First Student Loans, which program is governed by the Program Manual, as may be amended or supplemented from time to time.

      "Student Loan Purchase Agreement" means, collectively, the College First Student Loan Purchase Agreement and any other agreement approved in writing by each Credit Facility Provider, if any (or, if there is no Credit Facility Provider, with a Rating Confirmation), providing for the sale of Student Loans to the Corporation, or the Trustee on behalf of the Corporation, for deposit into the Trust Estate.

      "Subordinate Notes" means the Notes of the Corporation designated as "Subordinate Notes" pursuant to a Supplemental Indenture authorizing the issuance of such Subordinate Notes, the repayment of principal of and interest on which is subordinated to the repayment of principal of and interest on the Senior Notes and payments required to be made pursuant to any Interest Rate Exchange Agreements, payments required to be made pursuant to any Reimbursement Agreements secured on a parity with the Senior Notes and payments required to be made pursuant to any Debt Service Reserve Policy, but is senior to the repayment of principal of and interest on the Junior-Subordinate Notes and payments required to be made pursuant to any Interest Rate Exchange Agreements and payments required to be made pursuant to any Reimbursement Agreements secured on a parity with the Junior-Subordinate Notes.

      "Subservicer" means , collectively, Sallie Mae Servicing L.P., EFG Technologies, Inc., The MEGA Life and Health Insurance Company and any other subservicer of Financed Student Loans approved in writing by each Credit Facility Provider, if any, and if no Credit Facility Provider is in place, appointed by the Servicer with a Rating Notification.

      "Supplemental Indenture" means any Indenture supplemental to or amendatory of this Indenture, executed by the Corporation and the Trustee and effective in accordance with Article VIII hereof.

      "Surety Provider" means the provider of a Debt Service Reserve Policy.

      "Tender Agent" means any commercial bank or trust company appointed by the Corporation in accordance with Section 11.02 hereof to serve as the agent for tender of Adjustable Rate Notes issued hereunder.

      "Trust Estate" means the assets described as such in the granting clauses of this Indenture.

      "TERI" means The Education Resources Institute, Inc., a private non-profit corporation organized under Chapter 180 of the Massachusetts General Laws, and any successor thereto.

      "TERI Guaranty Agreement" means collectively, the Amended and Restated Guaranty Agreement, dated as of December 31, 1999, between UICI and TERI, as amended and supplemented pursuant to the terms thereof, and the Guaranty Agreement, dated as of April 1, 2001, between the Corporation and TERI, as amended and supplemented pursuant to the terms thereof.

      "UCC" means the Uniform Commercial Code of the State of Delaware.

      "UICI" means UICI, a Delaware corporation, and any successor thereto.

      "UICI Funding" means UICI Funding Corp. 2, a Delaware corporation, and any successor thereto.

      "Undelivered Notes" means any Adjustable Rate Notes whose Registered Owner has submitted a demand that such Notes be repurchased by the Corporation on a designated Purchase Date or which are subject to mandatory tender for purchase in accordance with the terms of a Supplemental Indenture, and which are not, in fact, delivered for repurchase on the specified Purchase Date by the Registered Owners thereof, but as to which the Purchase Price has been set aside in the Purchase Fund.

      "USA Funds" means United Student Aid Funds, Inc., a Delaware corporation, and any successor thereto.

      "USA Funds Guarantee Agreement" means the Amended and Restated Guarantee Agreement, dated as of January 1, 1996, among the USA Funds, the Corporation and UICI, as amended and supplemented pursuant to the terms thereof.

      Section 1.02. Interpretation.

            (a) In this Indenture, unless the context otherwise requires:

                  (i) the terms "hereby," "hereof," "herein," "hereunder" and similar terms, as used in this Indenture, refer to this Indenture, and the term "heretofore" means before, and the term "hereafter" means after, the date of this Indenture;

                  (ii) words of the masculine gender mean and include
            correlative words of the feminine and neuter genders and words importing the singular number mean and include the plural number and vice versa;

                  (iii) words importing persons shall include firms,
            associations, partnerships (including limited partnerships), trusts, corporations and other legal entities, including public bodies, as well as natural persons;

                  (iv) any headings preceding the texts of the several Articles and Sections of this Indenture and any table of contents or marginal notes appended to copies hereof shall be solely for convenience of reference and shall not constitute a part of this Indenture, nor shall they affect its meaning, construction or effect;

                  (v) this Indenture shall be governed by and construed in
            accordance with the applicable laws of the State;

                  (vi) the verbs "finance," "purchase" and "acquire," when used with reference to a Financed Student Loan, shall be construed to include (A) the making or purchase of such Financed Student Loan or the obtaining of such Financed Student Loan by exchange or otherwise, or (B) the participation by the Corporation, either alone or with others, in the making or purchase thereof;

                  (vii) references to time shall mean the applicable local time in Denver, Colorado, unless otherwise specified in a Supplemental Indenture; and

                  (viii) references to Sections and Articles, unless otherwise indicated, refer to Sections and Articles in this Indenture.

            (b) Nothing in this Indenture, expressed or implied, is intended or shall be construed to confer upon, or to give to, any person, other than the Corporation, the Indenture Agents, any provider of an Interest Rate Exchange Agreement, any Credit Facility Provider, any Liquidity Facility Provider, any Surety Provider and the Registered Owners of the Notes, any right, remedy or claim under or by reason of this Indenture or any covenant, condition or stipulation thereof. All the covenants, stipulations, promises and agreements herein contained by and on behalf of the Corporation shall be for the sole and exclusive benefit of the Corporation, the Indenture Agents, any provider of an Interest Rate Exchange Agreement, any Credit Facility Provider, any Liquidity Facility Provider, any Surety Provider and the Registered Owners of the Notes.

            (c) If any one or more of the covenants or agreements provided herein on the part of the Corporation or any Indenture Agent to be performed should be contrary to law, then such covenant or covenants or agreement or agreements, shall be deemed separable from the remaining covenants and agreements hereof and shall in no way affect the validity of the other provisions of this Indenture or of the Notes.

            (d) In consideration of the purchase and acceptance of the Notes by those who shall hold the same from time to time, the provisions of this Indenture shall be a part of the contract of the Corporation with the Registered Owners of the Notes and shall be deemed to be and shall constitute a contract among the Corporation and the Registered Owners from time to time of the Notes.

                                   ARTICLE II

                                 TERMS OF NOTES

      Section 2.01. Authorization of Notes. In order to (a) obtain funds to purchase or finance Student Loans; (b) refinance obligations of the Corporation; and (c) in connection with the foregoing, to set aside the amount the Corporation determines is necessary for capitalized interest and reserves and to pay Costs of Issuance, obligations of the Corporation in the form of Notes are hereby authorized to be issued from time to time hereunder in one or more Series of Senior Notes, Subordinate Notes or Junior-Subordinate Notes without limitation as to amount except as may be provided by law. No Notes shall be issued under this Indenture unless they are part of an issue described in a Supplemental Indenture and until the conditions contained in Section 2.03 hereof are satisfied.

      Section 2.02. Issuance and Delivery of Notes. After their authorization by the Corporation, Notes may be executed by or on behalf of the Corporation and delivered to an Authenticating Agent for authentication and, upon compliance by the Corporation with the requirements of Section 2.03 hereof, the Authenticating Agent shall thereupon authenticate and deliver such Notes to or upon the order of the Corporation.

      Section 2.03. Conditions Precedent to Delivery of Notes. The Notes of each Series shall be authenticated and delivered upon Corporation Order, but only upon the receipt by the Trustee of the following:

            (a) A copy of the Supplemental Indenture authorizing such Series, duly executed by the Corporation and the Trustee, which shall specify:

                  (i) the authorized principal amount and designation of such
            Notes;

                  (ii) the purposes for which such Notes are issued, which shall be one or more of the purposes set forth in Section 2.01 hereof;

                  (iii) the dated dates and maturity dates of such Series of
            Notes;

                  (iv) the interest rates or interest component (in the case of
            Capital Appreciation Notes) of and principal amounts payable upon such Notes (or the manner of determining such rates or amounts) and the Interest Payment Dates, if any, and Principal Payment Dates therefor;

                  (v) the denominations of, and the manner of dating, numbering and lettering such Notes;

                  (vi) the Paying Agents for and the places of payment of such
            Notes or the manner of appointing and designating the same;

                  (vii) the amounts required to be deposited in the Debt Service
            Reserve Fund pursuant to the Debt Service Reserve Requirement, including, if applicable, the deposit of a Debt Service Reserve Policy therein;

                  (viii) provisions concerning the forms of such Notes
            (including, without limitation, whether such Notes shall be delivered in book-entry-only form) and of the Authenticating Agent's certificate of authentication;

                  (ix) to what funds moneys are to be deposited;

                  (x) the Redemption Price, if any, of and, subject to the
            provisions of Article VI hereof, the redemption terms for such Notes;

                  (xi) the amounts and due dates of the Sinking Fund Payments, if any, for any of such Notes;

                  (xii) the nature and extent of any Credit Facility or
            Liquidity Facility for any or all of such Notes, together with the identity of the Credit Facility Provider or the Liquidity Facility Provider, if any;

                  (xiii) whether such Notes constitute Senior Notes, Subordinate
            Notes or Junior-Subordinate Notes; and

                  (xiv) any other provisions deemed advisable by the Corporation as shall not conflict with the provisions hereof.

            (b) In the event there are then other Notes Outstanding hereunder, the written consent of each Credit Facility Provider and the written consent of the Liquidity Facility Provider whose Liquidity Facility secures Notes of the same or lower priority as the Notes proposed to be issued if the corresponding Reimbursement Agreement requires such consent.

            (c) An Opinion of Counsel to the Corporation to the effect that: (i) this Indenture and such Supplemental Indenture have been duly authorized, executed and delivered by the Corporation and, assuming due authorization, execution and delivery by the other parties thereto, is valid and binding upon the Corporation (subject to the operation of bankruptcy, insolvency, preferential transfer, fraudulent transfer, fraudulent conveyance or other laws relating to or affecting creditors rights generally, now existing or hereafter enacted, and by the application of general principles of equity including those relating to equitable subordination and judicial discretion); (ii) pursuant to this Indenture the Corporation has assigned and pledged, and all necessary action on the part of the Corporation has been taken as required to assign and pledge under this Indenture, all of the Trust Estate to the Trustee, subject to customary exceptions acceptable to the initial purchasers of the Notes; (iii) upon the execution, authentication and delivery thereof, such Notes will have been duly and validly authorized and issued in accordance with the laws of the State and the provisions of this Indenture; (iv) such Notes are valid and binding obligations of the Corporation; (v) the Notes will be classified as the Corporation's debt for federal income tax purposes; and (vi) the Corporation shall have acquired a perfected security interest in all Financed Student Loans purchased, originated, or financed in favor of the Trustee in the manner provided for by the laws of the State and, with respect to FFELP Loans, the Higher Education Act. The Opinion of Counsel shall provide that each Credit Facility Provider, if any, may rely thereon.

            (d) A written order as to the delivery of such Notes, signed by an Authorized Representative.

            (e) In the event that there are then other Notes Outstanding hereunder, (i) a Rating Confirmation with respect to all other Notes Outstanding, and (ii) on the date of issuance and delivery of any additional Notes, a certification of an Authorized Representative to the effect that the Corporation is not then in default in the performance of any of the covenants, conditions, agreements or provisions contained in this Indenture, unless the issuance of such additional Notes and the application of the proceeds thereof is intended to, and will, cure such default upon the issuance of such additional Notes.

            (f) Such further documents, certificates, instruments and moneys as are required by any Supplemental Indenture entered into pursuant to
      Article VIII or IX hereof.

      The Trustee shall notify the Corporation of its receipt of proceeds from a Series of Notes and shall deposit them to the funds provided in the Supplemental Indenture.

      Section 2.04. Limited Obligations of Corporation. The Notes and, except as otherwise may be provided therein, the payment obligations under all Reimbursement Agreements, all Interest Rate Exchange Agreements and all Debt Service Reserve Policies are special limited, not general, obligations of the Corporation payable solely from the Trust Estate, subject to the application thereof to the purposes and on the conditions permitted by this Indenture.

                                  ARTICLE III

                      GENERAL TERMS AND PROVISIONS OF NOTES

      Section 3.01. Place, Medium of Payment Denomination, Maturities, Credit or Liquidity Facilities, Form and Date.

            (a) Except as otherwise provided in a Supplemental Indenture providing for the issuance thereof, (i) the principal of, and premium, if any, on the Notes are payable upon presentation and surrender thereof at the principal corporate trust office of the Paying Agent designated in the applicable Supplemental Indenture and (ii) interest on the Notes will be paid by check or draft drawn upon the Paying Agent and mailed to Registered Owners at their addresses shown on the Note register of the Registrar; provided that, at the written request of the Registered Owner of at least $1,000,000 in aggregate principal amount of Notes (which request shall be delivered at least 10 days prior to the applicable Interest Payment Date and may provide that it will remain in effect with respect to each subsequent Interest Payment Date unless and until changed or revoked at any time (but at least 10 days) prior to an Interest Payment Date by subsequent written notice to the Paying Agent) interest shall be paid by wire transfer or other method of transfer of immediately available funds acceptable to the Paying Agent and the Corporation. Payment as aforesaid shall be made in moneys of the United States of America which at the time of payment constitute legal tender for the payment of public and private debts. Each check or wire transfer of payments on the Notes shall identify by CUSIP Number the Notes to which such payment relates.

            (b) The date upon which any Principal Installment or Sinking Fund Payment with respect to a Series of Notes is to be payable shall be as set forth in the Supplemental Indenture authorizing such Notes. Interest, if any, on each Note shall be payable as set forth in the Supplemental Indenture authorizing such Notes. If any Note Payment Date shall fall on a day which is not a Business Day, principal of, premium, if any, and interest payable on the Notes or any portion thereof on such Note Payment Date shall be paid on the immediately succeeding Business Day, and no additional interest shall accrue on such Notes or the interest due thereon as a result thereof (except as may otherwise be provided as to a particular Series or priority of Notes in the related Supplemental Indenture and/or Reimbursement Agreement).

            (c) Notes shall be issued in fully registered form, without coupons.

            (d) All Series of Notes shall be dated as provided in the Supplemental Indenture authorizing such Notes. Notes of any Series authenticated on or after the dated date but prior to the first Interest Payment Date applicable to Notes of such Series shall bear interest from the dated date, but Notes authenticated on or subsequent to the first Interest Payment Date applicable to Notes of such Series shall bear interest from the Interest Payment Date next preceding the date of authentication thereof (unless such date of authentication shall be an Interest Payment Date, in which case they shall bear interest from such Interest Payment Date). If, however, as shown by the records of the Trustee and Registrar, interest on such Series of Notes shall be in default the Notes issued in lieu of such Notes surrendered for transfer or exchange shall bear interest from the date to which interest has been paid in full on the Notes surrendered.

            (e) In addition to registered Notes requiring physical delivery, Notes may be issued in Book-Entry Form if the Supplemental Indenture authorizing the issuance of such Notes so specifies.

            (f) The Notes of all or any portion of any Series may be Fixed Rate Notes, Adjustable Rate Notes, Capital Appreciation Notes, or some combination thereof, as shall be set forth in the Supplemental Indenture authorizing such Notes.

            (g) Payment of the principal, Purchase Price and Redemption Price of and interest on the Notes of any Series may be payable from or secured by a Credit Facility or Liquidity Facility (or any substitute or alternate therefor), as shall be set forth in the Supplemental Indenture authorizing such Series. The Credit Facility Provider or Liquidity Facility Provider for that Series may be granted such rights to consent to or approve of action required or permitted hereunder as shall be set forth in the Supplemental Indenture authorizing the Series of Notes benefiting from such Credit Facility or Liquidity Facility; provided, that the granting of such rights will not adversely affect the rating or ratings, if any, on any Outstanding Notes as evidenced by a Rating Confirmation.

      Section 3.02. Legends. The Notes of each Series may contain or have endorsed thereon such provisions, restrictions as to transferability, specifications and descriptive words not inconsistent with the provisions of this Indenture as may be necessary or desirable to comply with the terms of the offering, regulations, custom, or otherwise.

      Section 3.03. Interchangeability of Notes. Notes, upon surrender thereof at the principal corporate trust office of the Registrar with a written instrument of transfer satisfactory to the Registrar, duly executed by the Registered Owner or his duly authorized attorney, may at the option of the Registered Owner thereof, and upon payment by such Registered Owner of any charges which the Authenticating Agent may make as provided in Section 3.06 hereof, be exchanged for an equal aggregate principal amount of Notes of the same Series and maturity bearing the same rate of interest and having the same terms, of any authorized denominations; provided, however, that the exchange of Notes may be restricted by the Supplemental Indenture pursuant to which such Notes are issued.

      Section 3.04. Negotiability, Transfer and Registry. Except as provided in any Supplemental Indenture, all the Notes issued under this Indenture shall be negotiable, subject to the provisions for registration, transfer and exchange contained in this Indenture and in the Notes. So long as any of the Notes remain Outstanding, the Corporation shall maintain and keep, at the principal corporate trust office of the Registrar, books for the registration, transfer and exchange of the Notes. Upon presentation thereof for such purpose at said office, the Registrar shall register or cause to be registered in such books, and permit to be transferred thereon, any Notes pursuant to such reasonable regulations as may be set forth in a Supplemental Indenture. So long as any of the Notes remain Outstanding, the Corporation shall make all necessary provisions to permit the exchange of Notes at the principal corporate trust office of the Registrar.

      Each Note shall be transferable only upon the books of the Corporation, which shall be kept for such purpose at the principal corporate trust office of the Registrar, by the Registered Owner thereof in person or by his attorney duly authorized in writing, upon surrender thereof, together with a written instrument of transfer satisfactory to the Registrar duly executed by the Registered Owner or his duly authorized attorney. Upon the transfer of any such Note, the Corporation shall issue in the name of the transferee a new Note or Notes, of the same aggregate principal amount, Series, interest rate and maturity as the surrendered Note.

      Section 3.05. Persons Treated as Registered Owners. The Corporation and any Indenture Agent may deem and treat the person in whose name any Note shall be registered upon the books of the Corporation as the absolute owner of such Note, whether such Note shall be overdue or not, for the purpose of receiving payment of, or on account of, the principal of and interest on such Note and for all other purposes, and all such payments so made to any such Registered Owner or upon his order shall be valid and effectual to satisfy and discharge the liability upon such Note to the extent of the sum or sums so paid, and neither the Corporation nor any Indenture Agent shall be liable for any notice to the contrary. If the Trustee is not the Registrar, the Registrar will deliver an updated register of the Registered Owners of the Notes to the Trustee upon the Trustee's request and in any case at least quarterly.

      Section 3.06. Regulations With Respect to Exchanges and Transfers. In all cases in which the privilege of exchanging Notes or transferring Notes is exercised, the Corporation shall execute and an Authenticating Agent shall authenticate and deliver Notes in accordance with the provisions of this Indenture. For every such exchange or transfer of Notes, whether temporary or definitive, the Corporation or an Authenticating Agent may make a charge to the requesting Registered Owner in an amount sufficient to reimburse it for any tax, fee or other governmental charge required to be paid with respect to such exchange or transfer. The Corporation will not be obligated to (a) register the transfer of or exchange any Note of a Series during a period beginning on the date Notes of the Series are selected for redemption and ending on the day of the mailing of a notice of redemption of Notes selected for redemption or (b) register the transfer of or exchange any Note selected for redemption in whole or in part, except the unredeemed portion of a Note being redeemed in part.

      Section 3.07. Notes Mutilated, Destroyed, Stolen or Lost. In case any Note shall become mutilated or be destroyed, stolen or lost, the Corporation shall execute and an Authenticating Agent shall authenticate a new Note of like Series, interest rate, maturity, principal amount and other terms of the Note so mutilated, destroyed, stolen or lost. In the case of a mutilated Note, such new Note shall be delivered only upon surrender and cancellation of such mutilated Note. In the case of a Note issued in lieu of and substitution for a Note which has been destroyed, stolen or lost, such new Note shall be delivered only upon filing with the Trustee of evidence satisfactory to establish to the Corporation and the Trustee that such Note has been destroyed, stolen or lost and to prove the ownership thereof and upon furnishing the Corporation and the Trustee with indemnity satisfactory to the Trustee. The person requesting the authentication and delivery of a new Note pursuant to this Section shall comply with such other reasonable regulations as the Corporation and the Trustee may prescribe and pay such expenses as the Corporation and the Trustee may incur in connection therewith. All Notes so surrendered to the Trustee shall be canceled by it. Evidence of such cancellation shall be given to the Corporation.

      Section 3.08. Cancellation of Notes. All Notes paid or redeemed, either at or before maturity, shall be delivered to the Trustee when such payment or redemption is made, and such Notes, together with all Notes purchased by the Trustee, shall thereupon be promptly canceled. The Trustee shall execute a certificate of cancellation in duplicate by the signature of one of its authorized officers describing the Notes so canceled. Such executed certificate shall be filed with the Corporation and the other executed certificate shall be retained by the Trustee.

      Section 3.09. Security Depository Procedures. Except as such procedures conflict with the provisions of this Indenture, so long as any Series of Notes are in Book-Entry Form under an agreement or agreements with a Securities Depository, the policies and procedures of the Security Depository on receipt of payments, tenders, transfer and exchange of such Notes and presentation of such Notes for payment or cancellation shall govern such Series of Notes.

      Section 3.10. Preparation of Definitive Notes; Temporary Notes.

            (a) Definitive Notes shall be typewritten, lithographed or printed. Until definitive Notes are prepared, the Corporation may execute and deliver, in lieu of definitive Notes, but subject to the same provisions, limitations and conditions as the definitive Notes, except as to the denominations thereof and as to exchangeability, one or more temporary Notes, substantially of the tenor of the definitive Notes in lieu of which such temporary Notes are issued, in authorized denominations or any multiple thereof, and with such omissions, insertions and variations as may be appropriate to temporary Notes. Upon surrender of such temporary Notes for exchange and cancellation, the Corporation at its own expense shall prepare and execute and, without charge to the Registered Owner thereof, deliver in exchange therefor, at the corporate trust office of an Authenticating Agent, definitive Notes, of the same aggregate principal amount, Series and maturity, bearing the same rate of interest and having the same terms as the temporary Notes surrendered. Until so exchanged, the temporary Notes shall be in all respects entitled to the same benefits and security as definitive Notes issued pursuant to this Indenture.

            (b) All temporary Notes surrendered in exchange for definitive Notes shall be forthwith canceled by the Trustee.

      Section 3.11. Execution and Authentication.

            (a) After their authorization pursuant to a Supplemental Indenture, Notes of a Series may be executed pursuant to or on behalf of the Corporation and delivered to an Authenticating Agent for authentication. The Notes shall be executed in the name and on behalf of the Corporation by the manual or, to the extent permitted by law, the facsimile signature of the President of the Corporation and attested by the manual or, to the extent permitted by law, the facsimile signature of the Secretary of the Corporation or as otherwise may be required by the Supplemental Indenture authorizing the Notes of a Series. In case any one or more of the officers or employees who shall have signed any of the Notes shall cease to be such officer or employee before the Notes so signed shall have been actually delivered, such Notes may, nevertheless, be delivered as herein provided, and may be issued as if the person who signed such Notes had not ceased to hold such office or be so employed. Any Note may be signed on behalf of the Corporation by such persons as at the actual time of the execution of such Note shall be duly authorized or hold the proper office in or employment by the Corporation, although at the date of the Notes of such Series such persons may not have been so authorized or have held such office or employment.

            (b) The Notes of each Series shall bear thereon a certificate of authentication, in the form set forth in the Supplemental Indenture authorizing such Notes, executed manually by an Authenticating Agent. No Note shall be entitled to any right or benefit under this Indenture or shall be valid or obligatory for any purpose until such certificate of authentication shall have been duly executed by an Authenticating Agent. Such certificate of an Authenticating Agent upon any Note executed on behalf of the Corporation shall be conclusive evidence that the Note so authenticated was issued and delivered under this Indenture and that the Registered Owner thereof is entitled to the benefits hereof.

            (c) Issuance of Notes in Book-Entry Form shall take place upon the completion of such acts as may be specified and in the manner which may be specified in the Supplemental Indenture authorizing such issuance.

                                   ARTICLE IV

                 APPLICATION OF NOTE PROCEEDS AND OTHER AMOUNTS

      Section 4.01. Application of Note Proceeds, Accrued Interest and Premium. Except as otherwise provided in a Supplemental Indenture, the proceeds of sale of any Series of Notes, other than the proceeds of refinancing Notes, or the proceeds of Notes issued to refinance other notes or obligations of the Corporation not issued under this Indenture, shall, as soon as practicable upon the delivery of the Notes, be applied as follows:

            (a) the amount, if any, necessary to cause the aggregate amount on deposit in the Debt Service Reserve Fund, together with any Debt Service Reserve Policy, to at least equal the aggregate amount of the Debt Service Reserve Requirement immediately following the time of such delivery shall be deposited into the Debt Service Reserve Fund, together with such additional amounts, if any, as may be specified in the Supplemental Indenture authorizing such Series;

            (b) upon the delivery of a Series of Notes, the amount, if any, received at such time as a premium above the aggregate principal amount of such Notes shall be applied by the Trustee as specified in the Supplemental Indenture authorizing such Series, and the amount, if any, received as accrued interest, if any, as designated by a Supplemental Indenture, shall be deposited into the Revenue Fund;

            (c) upon delivery of a Series of Notes, any amount required to be deposited in the Capitalized Interest Account of the Note Fund to pay a portion of the interest accruing on the Notes shall be deposited in such Account; and

            (d) upon delivery of a Series of Notes, any amount required to be deposited in the Capitalized Expense Account of the Revenue Fund to pay Program Expenses and Maintenance and Operating Expenses shall be deposited in such Account; and

            (e) the balance remaining after such deposits have been made shall be deposited into the Acquisition Fund.

      Section 4.02. Application of Proceeds of Refinancing. The proceeds of Notes issued to refinance other Notes or obligations of the Corporation not issued under this Indenture, shall be deposited as provided in the Supplemental Indenture authorizing such Series of Notes.

      Section 4.03. Application of Amounts Pledged as Security for Notes Defeased. The balance of any Fund or Account of the Corporation which is pledged as security for any Series of Notes of the Corporation shall be distributed, upon the defeasance of such Series, as prescribed in the Supplemental Indenture authorizing such refinancing Notes.

                                   ARTICLE V

                      PLEDGE OF INDENTURE; ESTABLISHMENT OF
                               FUNDS AND ACCOUNTS

      Section 5.01. Pledge Effected by Indenture; Priority. The Trust Estate is hereby pledged in accordance with the Recitals and the Granting Clauses hereof. To the fullest extent provided by applicable law, the money and property hereby pledged shall immediately be subject to the lien of such pledge and such lien shall be valid and binding against all parties having claims in tort, contract or otherwise against the Corporation, irrespective of whether such parties have notice of the pledge.

      Section 5.02. Creation of Funds. There are hereby created and established the following Funds to be held by the Trustee and maintained in accordance with the provisions of this Indenture:

            (a) Acquisition Fund;

            (b) Revenue Fund, within which there may be a Capitalized Expense Account;

            (c) Note Fund, within which there shall be a Senior Principal Account, a Subordinate Principal Account, a Junior-Subordinate Principal Account, a Senior Interest Account, a Subordinate Interest Account and a Junior-Subordinate Interest Account and within which there may be Capitalized Interest Accounts for one or more Series of Notes;

            (d) Credit Proceeds Fund; and

            (e) Debt Service Reserve Fund.

      There is hereby created an Operating Fund which will be established by the Corporation and which does not constitute a Fund and Account held by the Trustee as part of the Trust Estate. The Operating Fund shall be held by a depository bank for the benefit of the Corporation. None of the Registered Owners, any Credit Facility Provider, any Liquidity Facility Provider or any Surety Provider shall have any right, title or interest therein.

      There is also hereby created and established a Purchase Fund which is not part of the Trust Estate and which shall be held by the Tender Agent for the purposes described in Section 5.09 hereof.

      The Trustee is hereby authorized for the purpose of facilitating administration of the Trust Estate to create further Accounts or subaccounts in any of the various Funds and Accounts established hereunder which are deemed to be desirable or necessary.

      The Corporation shall cause to be filed UCC financing statements (and continuation statements) and shall direct the Trustee to execute custodian agreements all as shall be necessary under applicable law to perfect and maintain the security interest created by this Indenture in the Financed Student Loans. Following the filing of any UCC financing statement with respect to this Indenture the Trustee hereby agrees to notify the Corporation six months prior to the expiration of such filing of the need to file continuation statements, and to the extent permitted by law, the Trustee shall execute and file such continuation statements without further direction from the Corporation.

      Section 5.03. Acquisition Fund. There shall be deposited into the Acquisition Fund amounts described in any Supplemental Indenture, moneys from proceeds of any Notes, any Recoveries of Principal required to be transferred thereto pursuant to a Supplemental Indenture and any moneys transferred thereto from the Revenue Fund pursuant to Section 5.04 hereof. Financed Student Loans shall be held by the Trustee or its agent or bailee (including any Servicer) and shall be pledged to the Trust Estate and accounted for as a part of the Acquisition Fund.

      Moneys on deposit in the Acquisition Fund shall be used, (a) to pay costs of issuance of Notes; (b) to pay principal of and interest due on the Notes and to pay Program Expenses, Maintenance and Operating Expenses and other costs upon the transfer of such moneys to the Revenue Fund as provided in Section 5.12 hereof; (c) upon Corporation Order, to redeem Notes in accordance with the provisions of any Supplemental Indenture; and (d) upon receipt by the Trustee of a Student Loan Acquisition Certificate in the form attached as Exhibit A hereto, to acquire Student Loans at a price which would permit the results of Cash Flow Statements provided to each Credit Facility Provider and Rating Agency then rating the Notes on any Issue Date of any Series of Notes not to be changed in a material adverse manner as certified to the Trustee on the Student Loan Acquisition Certificate; provided that such price may be increased if a Credit Confirmation (or, for Notes not subject to a Credit Facility, a Rating Confirmation) is obtained, based on new Cash Flow Statements containing such assumptions as the Corporation shall reasonably determine. Any such Corporation Order or Student Loan Acquisition Certificate shall state that such proposed use of moneys is in compliance with the provisions of this Indenture. The Trustee may conclusively rely on such Corporation Order or Student Loan Acquisition Certificate. If the Corporation determines that all or any portion of such moneys in the Acquisition Fund cannot be used to acquire Student Loans, then an Authorized Representative of the Corporation may, by Corporation Order, direct the Trustee to redeem Notes in accordance with any Supplemental Indenture. Prior to the acquisition of any FFELP Loans, the Corporation, the Trustee or another entity acting on their behalf shall be required to obtain an Eligible Lender number from the Secretary and the Corporation shall be required to provide the Trustee with an opinion of Bond Counsel that the Trustee will have a first perfected security interest in such FFELP Loans.

      Notwithstanding the foregoing, if there are not sufficient moneys on deposit in the Revenue Fund to make the transfers and disbursements required by
Section 5.04(b)(i) through (xvi) hereof, then, an amount equal to any such deficiency may, upon Corporation Order, be transferred from the Acquisition Fund to the Revenue Fund for transfer or disbursement.

      The Corporation will be the owner of the Financed Student Loans and it is understood and agreed that the Trustee will have a security interest in the Financed Student Loans for and on behalf of the Registered Owners, each Credit Facility Provider, each Liquidity Facility Provider and each Surety Provider, as applicable. While the Corporation will be the beneficial owner of the FFELP Loans, it is understood and agreed that the Trustee (or another Person acting on the

Corporation's behalf), as an Eligible Lender, will be the legal owner of the FFELP Loans. In the case of a single Financed Student Loan evidenced by a separate note, each such note will be held in the name of the Corporation (or the Eligible Lender in the case of FFELP Loans), for the benefit of the Registered Owners, each Credit Facility Provider and each Liquidity Facility Provider, as applicable. In the case of FFELP Loans evidenced by a Master Promissory Note, the Corporation shall cause the holder of the original Master Promissory Note to indicate by book entry on its books and records that the Eligible Lender acting on behalf of the Corporation is the Registered Owner of the FFELP Loan and that the Trustee has a security interest in the FFELP Loan for the benefit of the Registered Owners, each Credit Facility Provider, each Liquidity Facility Provider and each Surety Provider, as applicable.

      Financed Student Loans shall be sold, transferred or otherwise disposed of (other than for consolidation, serialization or transfer to a Guarantee Agency) by the Trustee free from the lien of this Indenture at any time pursuant to a Corporation Order and if the Trustee is provided with the following:

            (a) a Corporation Order stating the sale price and directing that Financed Student Loans be sold, transferred or otherwise disposed of and delivered to a transferee whose name shall be specified, provided that if the Financed Student Loan is a FFELP Loan and the Higher Education Act requires any such FFELP Loan to be held only by an Eligible Lender, the transferee shall be an Eligible Lender; and

            (b) a Certificate signed by an Authorized Representative of the Corporation to the effect that the disposition price is equal to or in excess of the amount required in Section 7.06(c) hereof.

      Further, Financed Student Loans shall also be sold, transferred or otherwise disposed of by the Trustee, with a Credit Confirmation (or, for Notes not subject to a Credit Facility, a Rating Confirmation), pursuant to a Corporation Order in which the Corporation determines that such disposition of Financed Student Loans from the Trust Estate is necessary in order to avoid the occurrence of an Event of Default hereunder or to avoid any default in the payment obligations of the Corporation under any Reimbursement Agreement, in such amount and at such times and prices as may be specified in such Corporation Order. The Trustee, following receipt of the foregoing and of a Certificate of the Corporation indicating that such purchaser or transferee is one of the entities described in clause (a) above, if applicable, shall deliver such Financed Student Loans free from the lien of this Indenture upon the receipt of the purchase price or consideration specified in a Corporation Order, in compliance with the foregoing. The Trustee shall have no duty to know or determine whether the purchaser or transferee is an Eligible Lender and may rely on the certificate of the Corporation indicating that such purchase or transferee is an Eligible Lender. The proceeds to be received upon any disposition may consist of any combination of cash, Investment Securities and Financed Student Loans.

      Section 5.04. Revenue Fund.

            (a) The Trustee shall deposit in the Revenue Fund the amounts described in any Supplemental Indenture, any other amounts deposited thereto on Corporation Order, all Revenues and any Recoveries of Principal required to be transferred thereto pursuant to a Supplemental Indenture, including earnings on amounts in the Funds and Accounts (except as specified herein), any transfers as set forth in
      Section 5.12 hereof, all payments of principal and interest, Special Allowance Payments, if any, together with any repurchase payments from Sellers, funds transferred to the Trustee from the Servicer's or Servicers' separate bank accounts maintained pursuant to any servicing agreement, Guarantee Agency payments (other than Recoveries of Principal, unless such Recoveries of Principal are required to be deposited to the Revenue Fund), and proceeds from the sale of Financed Student Loans (other than Recoveries of Principal, unless such Recoveries of Principal are required to be deposited to the Revenue Fund). Money in the Revenue Fund shall be kept separate and apart from all other Funds.

            A Supplemental Indenture for a Series of Notes may provide for the deposit of funds into a Capitalized Expense Account of the Revenue Fund. Unless otherwise provided in the Supplemental Indenture, the Trustee shall use the funds on deposit in a Capitalized Expense Account, upon Corporation Order, to solely pay Program Expenses and Maintenance and Operating Expenses for which the Capitalized Expense Account was created.

            (b) On each Monthly Calculation Date, the Corporation shall provide to the Trustee a Corporation Order directing the following reservations, payments, deposits or transfers in the following order of priority.

                  (i) there shall be reserved an amount equal to the fees and expenses of each Indenture Agent, the fees and expenses of the Servicer under any Servicing Agreement, the fees and expenses of any Auction Agent and Broker-Dealer, the fees and expenses of each Credit Facility Provider under any Credit Facility, the fees and expenses of each Surety Provider under any Debt Service Reserve Policy, the fees and expenses of each Liquidity Facility Provider under any Liquidity Facility and the fees and expenses of any Remarketing Agent then acting under any Supplemental Indenture, that will become payable during the following calendar month;

                  (ii) on a parity basis:

                        (A) with respect to each Series of Senior Notes on which
                  interest is paid at least every 30 days, there shall be transferred to the Senior Interest Account established within the Note Fund an amount equal to the interest that will become payable on such Senior Notes during the following calendar month. With respect to each Series of Senior Notes on which interest is paid at intervals in excess of every 30 days, there shall be made monthly deposits to the Senior Interest Account established within the Note Fund on each Monthly Calculation Date preceding each Interest Payment Date to aggregate the full amount of the interest payable on such Senior Notes on such Interest Payment Date. With respect to any Senior Notes which are Adjustable Rate Notes for which any such amount cannot be determined, such reservation shall be made based upon assumptions set forth in the Supplemental Indenture authorizing such Senior Notes; and

                        (B) with respect to any Interest Rate Exchange Agreement
                  relating to a Series of Senior Notes under which the Corporation is required to make a payment at least every 30 days (other than any payment due upon termination of the Interest Rate Exchange Agreement), there shall be deposited to the Senior Interest Account established within the Note Fund an amount equal to the amount of such payments that will become payable under the Interest Rate Exchange Agreement during the following calendar month. With respect to each Interest Rate Exchange Agreement relating to any Series of Senior Notes under which the Corporation is required to make payments at intervals in excess of 30 days (other than any payment due upon termination of the Interest Rate Exchange Agreement), there shall be made monthly deposits to the Senior Interest Account established within the Note Fund on each Monthly Calculation Date preceding each date on which such payments are due to aggregate the full amount of such payments payable on such date. With respect to any Interest Rate Exchange Agreement for which any such amount cannot be determined, such reservation shall be made based upon assumptions set forth in the Supplemental Indenture authorizing such Interest Rate Exchange Agreement;

                  (iii) there shall be transferred to the Senior Principal
            Account established within the Note Fund for the Senior Notes an amount which, together with amounts already on deposit in the Senior Principal Account, is equal to all principal due with respect to the Senior Notes during the following calendar month;

                  (iv) to the extent necessary to reimburse a Surety Provider of a Debt Service Reserve Policy, payment shall be made to such Surety Provider of all other amounts due under the agreement with such provider relating to such Debt Service Reserve Policy and, to the extent necessary, to increase the balance therein to the Debt Service Reserve Requirement, a transfer shall be made to the Debt Service Reserve Fund;

                  (v) all other amounts due and owing to a Credit Facility
            Provider under a Reimbursement Agreement with such Credit Facility Provider relating to a Credit Facility securing any Senior Notes, together with any required interest thereon, shall be paid to such Credit Facility Provider;

                  (vi) all other amounts due and owing to the Liquidity Facility
            Providers under the agreement or agreements with such Liquidity Facility Providers relating to a Liquidity Facility providing for payment of the Purchase Price of any Senior Notes, together with any interest thereon, shall be paid to such Liquidity Facility Provider;

                  (vii) on a parity basis:

                              (A) with respect to each Series of Subordinate
                        Notes on which interest is paid at least every 30 days, there shall be transferred to the Subordinate Interest Account established within the Note Fund an amount equal to the interest that will become payable on such Subordinate Notes during the following calendar month. With respect to each Series of Subordinate Notes on which interest is paid at intervals in excess of every 30 days, there shall be made monthly deposits to the Subordinate Interest Account established within the Note Fund on each Monthly Calculation Date preceding each Interest Payment Date to aggregate the full amount of the interest payable on such Subordinate Notes on such Interest Payment Date. With respect to any Subordinate Notes which are Adjustable Rate Notes for which any such amount cannot be determined, such reservation shall be made based upon assumptions set forth in the Supplemental Indenture authorizing such Subordinate Notes; and

                              (B) with respect to any Interest Rate Exchange
                        Agreement relating to a Series of Subordinate Notes under which the Corporation is required to make a payment at least every 30 days (other than any payment due upon termination of the Interest Rate Exchange Agreement), there shall be deposited to the Subordinate Interest Account established within the Note Fund an amount equal to the amount of such payments that will become payable under the Interest Rate Exchange Agreement during the following calendar month. With respect to each Interest Rate Exchange Agreement relating to any Series of Subordinate Notes under which the Corporation is required to make payments at intervals in excess of 30 days (other than any payment due upon termination of the Interest Rate Exchange Agreement), there shall be made monthly deposits to the Subordinate Interest Account established within the Note Fund on each Monthly Calculation Date preceding each date on which such payments are due to aggregate the full amount of such payments payable on such date. With respect to any Interest Rate Exchange Agreement for which any such amount cannot be determined, such reservation shall be made based upon assumptions set forth in the Supplemental Indenture authorizing such Interest Rate Exchange Agreement;

                  (viii) there shall be transferred to the Subordinate Principal
            Account established within the Note Fund for the Subordinate Notes an amount which, together with amounts already on deposit in the Subordinate Principal Account, is equal to all principal due with respect to the Subordinate Notes during the following calendar month;

                  (ix) all other amounts due and owing to a Credit Facility
            Provider under a Reimbursement Agreement with such Credit Facility Provider relating to a Credit Facility securing any Subordinate Notes, together with any required interest thereon, shall be paid to such Credit Facility Provider;

                  (x) all other amounts due and owing to the Liquidity Facility
            Providers under the agreement or agreements with such Liquidity Facility Providers relating to a Liquidity Facility providing for payment of the Purchase Price of any Subordinate Notes, together with any interest thereon, shall be paid to such Liquidity Facility Provider;

                  (xi) on a parity basis:

                              (A) with respect to each Series of
                        Junior-Subordinate Notes on which interest is paid at least every 30 days, there shall be transferred to the Junior-Subordinate Interest Account established within the Note Fund an amount equal to the interest that will become payable on such Junior-Subordinate Notes during the following calendar month. With respect to each Series of Junior-Subordinate Notes on which interest is paid at intervals in excess of every 30 days, there shall be made monthly deposits to the Junior-Subordinate Interest Account established within the Note Fund on each Monthly Calculation Date preceding each Interest Payment Date to aggregate the full amount of the interest payable on such Junior-Subordinate Notes on such Interest Payment Date. With respect to any Junior-Subordinate Notes which are Adjustable Rate Notes for which any such amount cannot be determined, such reservation shall be made based upon assumptions set forth in the Supplemental Indenture authorizing such Junior-Subordinate Notes; and

                              (B) with respect to any Interest Rate Exchange
                        Agreement relating to a Series of Junior-Subordinate Notes under which the Corporation is required to make a payment at least every 30 days (other than any payment due upon termination of the Interest Rate Exchange Agreement), there shall be deposited to the Junior-Subordinate Interest Account established within the Note Fund an amount equal to the amount of such payments that will become payable under the Interest Rate Exchange Agreement during the following calendar month. With respect to each Interest Rate Exchange Agreement relating to any Series of Junior-Subordinate Notes under which the Corporation is required to make payments at intervals in excess of 30 days (other than any payment due upon termination of the Interest Rate Exchange Agreement), there shall be made monthly deposits to the Junior-Subordinate Interest Account established within the Note Fund on each Monthly Calculation Date preceding each date on which such payments are due to aggregate the full amount of such payments payable on such date. With respect to any Interest Rate Exchange Agreement for which any such amount cannot be determined, such reservation shall be made based upon assumptions set forth in the Supplemental Indenture authorizing such Interest Rate Exchange Agreement;

                  (xii) there shall be transferred to the Junior-Subordinate
            Principal Account established within the Note Fund for the Junior-Subordinate Notes an amount which, together with amounts already on deposit in the Junior-Subordinate Principal Account, is equal to all principal due with respect to the Junior-Subordinate Notes during the following calendar month;

                  (xiii) all other amounts due and owing to a Credit Facility
            Provider under a Reimbursement Agreement with such Credit Facility Provider relating to a Credit Facility securing any Junior-Subordinate Notes, together with any required interest thereon, shall be paid to such Credit Facility Provider;

                  (xiv) all other amounts due and owing to the Liquidity
            Facility Providers under the agreement or agreements with such Liquidity Facility Providers relating to a Liquidity Facility providing for payment of the Purchase Price of any Junior-Subordinate Notes, together with any interest thereon, shall be paid to such Liquidity Facility Provider;

                  (xv) there shall be reserved an amount equal to the Program
            Expenses, other than those described in Section 5.04(b)(i) hereof, that will become payable during the next calendar month;

                  (xvi) the Trustee shall make a transfer to the Operating Fund, subject to the certification required in Section 5.08 hereof, in an amount sufficient to pay Maintenance and Operating Expenses that will become payable during the next calendar month;

                  (xvii) an amount up to the amounts due during the following month in connection with the termination of an Interest Rate Exchange Agreement shall be paid when due; and

                  (xviii) if, on any Interest Payment Date occurring in the next calendar month, Carry-over Amount (including any accrued interest thereon) is due and payable with respect to a Series of Notes, as provided in the related Supplemental Indenture (to the extent amounts are available therefor after taking into account all other amounts payable therefrom on such Interest Payment Date), an amount up to such Carry-over Amount (including any accrued interest thereon) shall be paid, first, to the applicable Registered Owners of Senior Notes, Second, to the applicable Registered Owners of Subordinate Notes and, third, to the applicable Registered Owners of Junior-Subordinate Notes;

                  (xix) as directed in a Corporation Order, any portion or all of the remaining money shall be transferred to the Acquisition Fund and applied as set forth in Section 5.03 hereof;

                  (xx) any money remaining after the foregoing applications may be transferred to the Corporation on the last Note Payment Date of each month, if permitted pursuant to Section 5.11 hereof and if all applicable provisions set forth in any Supplemental Indenture are satisfied.

            (c) Moneys in the Revenue Fund that have been reserved by the Trustee for the payment of the amounts specified in a Corporation Order shall be applied by the Trustee to the payment of such amounts when due in the priority described above. In the event amounts are payable to more than one Person pursuant to any one of the preceding clauses, and the money available is insufficient to pay all such amounts, the available money shall be applied, first, pro rata to the payment of amounts on or relating to Senior Notes based upon the amount payable thereto, second, pro rata to the payment of amounts on or relating to Subordinate Notes based upon the amount payable thereto and, third, pro rata to the payment of amounts on or relating to Junior-Subordinate Notes based upon the amount payable thereto.

      Section 5.05. Note Fund. The Trustee shall deposit into each Capitalized Interest Account established within the Note Fund, the amount required to be deposited therein pursuant to the Supplemental Indenture establishing such Capitalized Interest Account. The Trustee shall deposit into each Interest Account established within the Note Fund, the amount transferred thereto from the Revenue Fund pursuant to Section 5.04(b) hereof and from the Debt Service Reserve Fund pursuant to Section 5.07 hereof. The Trustee shall deposit into each Principal Account established within the Note Fund, all Recoveries of Principal required to be deposited therein, if any, pursuant to any Supplemental Indenture, the amount transferred thereto from the Revenue Fund pursuant to
Section 5.04(b) hereof and from the Debt Service Reserve Fund pursuant to
Section 5.07 hereof.

      Amounts on deposit in each Capitalized Interest Account of the Note Fund shall be used to pay interest on the Series of Notes for which such Capitalized Interest Account was created or to pay Program Expenses to the extent amount in any Capitalized Expense Account are insufficient to make such payments. Amounts on deposit in each Interest Account of the Note Fund shall be used (a) to pay interest on the Notes or payments due on related Interest Rate Exchange Agreements (other than any payment due upon termination of the Interest Rate Exchange Agreement) for which such Interest Account was created and (b) if such Notes are secured by a Credit Facility which is not a bond insurance policy, to reimburse such Credit Facility Provider for a drawing upon its Credit Facility to pay interest on the related Notes. Amounts on deposit in each Principal Account of the Note Fund shall be used (i) to pay the principal of, and premium, if any, on the Notes for which such Principal Account was created and (ii) if such Notes are secured by a Credit Facility which is not a bond insurance policy, to reimburse such Credit Facility Provider for a drawing upon its Credit Facility to pay principal on the related Notes.

      Section 5.06. Credit Proceeds Fund. The first source of payment of principal and interest on a Series of Notes secured by a Credit Facility that is not a bond insurance policy shall be a designated Account within the Credit Proceeds Fund established for such Series of Notes. The Trustee shall deposit into such designated Account of the Credit Proceeds Fund the proceeds of each drawing on that Credit Facility (other than drawings to provide the Purchase Price of tendered Notes) immediately upon receipt. The Trustee shall draw under such Credit Facility in accordance with its terms in time and amount sufficient to provide for the payment of principal of and interest on the related Series of Notes secured by that Credit Facility on each Note Payment Date, whether at maturity or upon earlier proceedings for redemption or acceleration, or otherwise, in an amount equal to the full amount of the interest or principal coming due on such date with respect to all such Series of Notes then Outstanding (except with respect to Notes of such Series then registered to the order or in the name of such Credit Facility Provider or the Corporation). The Trustee shall, following deposit of such proceeds into the Credit Proceeds Fund, apply the amounts in such designated Account solely to pay such principal and interest on the related Series of Notes as they become due.

      Amounts on deposit in the Credit Proceeds Fund shall not be commingled with any other Fund or Account established hereunder. The Trustee shall have the sole right of withdrawal from the Credit Proceeds Fund, and the Corporation shall have no legal, beneficial or equitable right, title or interest therein. The Credit Proceeds Fund is established solely for the benefit of the Registered Owners (except the Corporation and any Credit Facility Provider as to Notes purchased with the proceeds of drawings under that Credit Facility), from time to time, of the Notes secured by a Credit Facility. The Trustee shall have no lien on amounts on deposit in the Credit Proceeds Fund for payment of its fees or expenses.

      Notwithstanding anything contained herein to the contrary, the Trustee shall only make payments of principal, Redemption Price of, Purchase Price of (to the extent remarketing proceeds are not available for such purposes) and interest on Notes secured by a Credit Facility, first, from moneys drawn from the Credit Facility and, if insufficient, then from other moneys in the Funds and Accounts established hereunder.

      The Trustee shall not require any indemnity as a condition to presenting a draw certificate under the Credit Facility.

      Section 5.07. Debt Service Reserve Fund. The Trustee shall deposit in the Debt Service Reserve Fund the Debt Service Reserve Requirement specified in any Supplemental Indenture and any transfers thereto from the Revenue Fund as set forth in Section 5.04(b) hereof. Amounts on deposit in the Debt Service Reserve Fund shall be applied as provided in Section 5.12 hereof and in conjunction with the final payment of the principal of and interest on the last Outstanding Notes.

      To the extent moneys on deposit in the Debt Service Reserve Fund exceed the Debt Service Reserve Requirement, as required under a Supplemental Indenture, the Corporation may by Corporation Order direct the Trustee to transfer such excess to the Revenue Fund. The Debt Service Reserve Fund shall be replenished from amounts on deposit in the Revenue Fund as provided in Section 5.04(b) hereof.

      The Corporation may substitute for some or all of the cash deposit required to be maintained hereunder a Debt Service Reserve Policy or Policies with the written approval of each Credit Facility Provider to such substitution. Any such Debt Service Reserve Policy shall be delivered to the Trustee who shall draw upon the Debt Service Reserve Policy in accordance with its terms and in the manner provided in a Supplemental Indenture. Notwithstanding any of the foregoing, amounts available under any Debt Service Reserve Policy shall not be used to make any payments with respect to any Interest Rate Exchange Agreement.

      Section 5.08. Operating Fund. The Operating Fund shall be maintained in an account established by the Corporation with the Trustee or another depository financial institution. Except as may be set forth in any Supplemental Indenture, the Corporation shall be entitled to withdraw in accordance with Section 5.04(b) hereof, moneys from the Revenue Fund to pay Maintenance and Operating Expenses. The amount deposited in the Operating Fund by transfer from the Revenue Fund and the schedule of deposits shall be determined by the Corporation, but Maintenance and Operating Expenses expended in any one Fiscal Year shall not exceed the amount shown in the most recent Cash Flow Statement as Maintenance and Operating Expenses for such Fiscal Year with respect to the Notes. The requisition, in the form of a Corporation Order, shall include a certification that the amount requisitioned, when combined with the amount requisitioned previously in the Fiscal Year and any other Maintenance and Operating Expenses paid, does not exceed the amount shown in the most recent Cash Flow Statement as Maintenance and Operating Expenses for such Fiscal Year with respect to the Notes. The Trustee may conclusively rely upon such Corporation Order. Upon the receipt of such requisition, the Trustee shall withdraw the amount requisitioned from the Revenue Fund and transfer the same into the Operating Fund. In the event there is not sufficient money on hand in the Revenue Fund, after transfers authorized by Section 5.12 hereof, to transfer the full amount requisitioned, the Trustee shall notify the Corporation and the Corporation shall then determine the amount to be transferred. The Operating Fund shall be used to pay Maintenance and Operating Expenses of the Corporation in connection with its participation in the Student Loan Program, but shall not be a part of the Trust Estate.

      Section 5.09. Purchase Fund. The Purchase Fund is not part of the Trust Estate and is a fund to be held by the Tender Agent. The Tender Agent shall deposit to the credit of the Purchase Fund only the following promptly upon receipt:

            (a) the Purchase Price of tendered Notes or Undelivered Notes sold pursuant to a remarketing agreement (other than to the Corporation); and

            (b) all amounts derived from a Liquidity Facility to purchase tendered Notes or Undelivered Notes.

      The Tender Agent shall disburse amounts held for the credit of the Purchase Fund to purchase Notes, on behalf of the persons purchasing the same.

      No Notes shall be remarketed to the Corporation by any Remarketing Agent.

      Section 5.10. Investment of Funds. The Trustee shall invest money held for the credit of any Fund and Account as directed in writing (or orally, confirmed in writing) by the Corporation or its designee to the fullest extent practicable and reasonable, but only in Investment Securities which shall mature or be redeemable at the option of the holder, in any event, prior to the respective dates when the money held for the credit of such Fund and Account shall be required for the purposes intended and in accordance with the investment and maturity limitations set forth in the following paragraph.

      Money held for the credit of the Credit Proceeds Fund shall be invested only in Governmental Obligations which mature at the lesser of 30 days or when needed or Investment Securities having a maturity of one day. Money held for the credit of the Note Fund shall be invested only in Governmental Obligations which mature at the lesser of 30 days or when needed or Investment Securities having a maturity of one day, or in the shares of any no-load investment company registered under the Investment Company Act of 1940 that operates as a money market fund under Rule 2a-7. Any money held by the Tender Agent in any account in the Purchase Fund shall not be invested.

      The Investment Securities purchased shall be held by the Trustee and shall be deemed at all times to be part of such Fund and Account or combination of Funds and Accounts, and the Trustee shall inform the Corporation of the details of all such investments. The Trustee shall use its best efforts to sell or present for redemption any Investment Securities purchased by it as an investment whenever it shall be necessary to provide money to meet any payment from the applicable Fund or Account.

      Notwithstanding the foregoing, the Trustee shall not be responsible or liable for any losses on investments made by it or sold by it hereunder or for keeping all funds held by it fully invested at all times, its only responsibility being to comply with the investment instructions of the Corporation or its designee in a non-negligent manner and to invest in Investment Securities.

      The Trustee shall advise the Corporation and each Credit Facility Provider, if any, in writing, on or before the fifteenth day of each calendar month (or such later date as reasonably consented to by the Corporation), of all investments held for the credit of each Fund and Account as of the end of the preceding month and the value thereof.

      If the period between Interest Payment Dates for any Series of Notes is greater than thirty days, the Trustee shall determine the cash available in the Funds and Accounts established under this Indenture on the fifth Business Day prior to any Note Payment Date for that Series of Notes. If at such time, the available moneys in the Funds and Accounts established with it are insufficient for the respective purpose for which the Funds and Accounts were established, taking into consideration the obligations of payment from each Fund or Account as of such Note Payment Date, the Trustee shall so notify the Corporation or its agent, and, after the expiration of two Business Days, unless otherwise directed, the Trustee may sell, to the extent possible on the open market, an amount of Investment Securities as may be required to meet such deficiency or anticipated deficiency, and the Trustee shall not be liable for any loss resulting from such sale. The Trustee shall provide notice of any such sale to the Credit Facility Provider.

      When reference is made to the amount on deposit or required to be on deposit at any one time in any Fund established under this Indenture, such reference shall include (a) cash on deposit in such fund; and (b) the value, determined pursuant to this Indenture and the applicable Supplemental Indenture, of Investment Securities held in such fund.

      Section 5.11. Withdrawal of Excess Coverage. At any time, but no more frequently than once every month, the Corporation may deliver to the Trustee a Corporation Order, evidencing the fact that there is then Excess Coverage on deposit hereunder and specifying the amount thereof. On the Monthly Calculation Date following Trustee's receipt of that Corporation Order, the Trustee shall release such Excess Coverage to the Corporation from the Revenue Fund pursuant to Section 5.04(b)(xx) hereof (to the extent available) for any of its corporate purposes; provided the Corporation has received, and provided to the Trustee, a Credit Confirmation (or, for Notes not subject to a Credit Facility, a Rating Confirmation) with respect to such transfer.

      Section 5.12. Order of Use of Amounts in Funds For Payment of Program Expenses, Maintenance and Operating Expenses, Notes and Reimbursement Obligations. Except as may be set forth in any Supplemental Indenture, in the event there shall be a deficiency in the amounts available in the Revenue Fund to be applied to the payment of those items described in Sections 5.04(b)(i) through (xvi) hereof, the Trustee shall transfer moneys on deposit in the Acquisition Fund to the Revenue Fund to the extent of such deficiency. In the event that after such transfer or transfers there remains a deficiency in the amounts available in the applicable Principal Account or Interest Account of the Note Fund to pay the principal of or interest on any Notes issued hereunder, the Trustee shall transfer moneys on deposit in the Debt Service Reserve Fund to the appropriate Principal Account or Interest Account of the Note Fund or, if applicable, draw on any Debt Service Reserve Policy, in accordance with its terms, to pay such principal or interest when due; provided, however, transfers from the Debt Service Reserve Fund to the Note Fund shall be deposited, first, to the Senior Interest Account and the Senior Principal Account to the extent necessary, second, to the Subordinate Interest Account and the Subordinate Principal Account to the extent necessary and, third, to the Junior-Subordinate Interest Account and the Junior-Subordinate Principal Account to the extent necessary..

      Section 5.13. Investment Requirements. Any investment of funds in Investment Securities shall be held by a financial institution in accordance with the following requirements:

            (a) all Investment Securities shall be held in an account with such financial institution in the name of the Trustee;

            (b) all Investment Securities held in such account shall be delivered to the Trustee in the following manner:

                  (i) with respect to bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute "instruments" within the meaning of Section 9-105(1)(i) of the UCC (other than certificated securities) and are susceptible to physical delivery, transferred to the Trustee by physical delivery to the Trustee, indorsed to, or registered in the name of, the Trustee or its nominee or indorsed in blank; or such additional or alternative procedures as may hereafter become appropriate to effect the complete transfer of ownership of any such Investment Securities to the Trustee free of any adverse claims, consistent with changes in applicable law or regulations or the interpretation thereof;

                  (ii) with respect to a "certificated security" (as defined in
            Section 8-102(a)(4) of the UCC), transferred:

                              (A) by physical delivery of such certificated
                        security to the Trustee, provided that if the certificated security is in the registered form, it shall be indorsed to, or registered in the name of, the Trustee or indorsed in blank;

                              (B) by physical delivery of such certificated
                        security in registered form to a "securities intermediary" (as defined in Section 8-102(a)(14) of the UCC) acting on behalf of the Trustee if the certificated security has been specially indorsed to the Trustee by an effective indorsement;

                  (iii) with respect to any security issued by the U.S.
            Treasury, the Federal Home Loan Mortgage Corporation or by the Federal National Mortgage Association that is a book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations, the following procedures, all in accordance with applicable law, including applicable federal regulations and Articles 8 and 9 of the UCC: book-entry registration of such property to an appropriate book-entry account maintained with a Federal Reserve Bank by a securities intermediary which is also a "depositary" pursuant to applicable federal regulations and issuance by such securities intermediary of a deposit advice or other written confirmation of such book-entry registration to the Trustee of the purchase by the securities intermediary on behalf of the Trustee of such book-entry security; the making by such securities intermediary of entries in its books and records identifying such book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations as belonging to the Trustee and indicating that such securities intermediary holds such book-entry security solely as agent for the Trustee; or such additional or alternative procedures as may hereafter become appropriate to effect complete transfer of ownership of any such Investment Securities to the Trustee free of any adverse claims, consistent with changes in applicable law or regulations or the interpretation thereof;

                  (iv) with respect to any "uncertificated security" (as defined in Section 8-102(a)(18) of the UCC) that is not governed by clause
            (iii) above, transferred:

                              (A)   (1) by registration to the Trustee as
                              the registered owner thereof, on the books and records of the issuer thereof, or

                                    (2) by registration to another Person (not a
                              securities intermediary) that either becomes the registered owner of the uncertificated security on behalf of the Trustee or, have become the registered owner, acknowledges that it holds for the Trustee; or

                              (B) by the issuer thereof having agreed that it
                        will comply with instructions originated by the Trustee without further consent of the registered owner thereof;

                              (C) with respect to any "security entitlement" (as
                        defined in Section 8-102(a)(17) of the UCC);

                              (D) if a securities intermediary

                                    (1) indicates by book entry that a
                              "financial asset" (as defined in Section
                              8-102(a)(9) of the UCC) has been credited to the Trustee's "securities account" (as defined in Section 8-501 (a) of the UCC),

                                    (2) receives a financial asset (as so
                              defined) from the Trustee or acquires a financial asset for the Trustee, and, in either case, accepts it for credit to the Trustee's securities account (as so defined),

                                    (3) becomes obligated under other law,
                              regulation or rule to credit a financial asset to the Trustee's securities account, or

                                    (4) has agreed that it will comply with
                              "entitlement orders" (as defined in Section
                              8-102(a)(8) of the UCC) originated by the Trustee, without further consent by the "entitlement holder" (as defined in Section 8-102(a)(7) of the UCC), and

                              (E) such financial asset either is such Investment
                        Security or a security entitlement evidencing a claim thereto; and

                              (F) in each case of delivery contemplated pursuant
                        to clauses (A) through (E) above, the Trustee shall make appropriate notations on its records, and shall cause the same to be made on the records of its nominees, indicating that such Investment Security is held in trust pursuant to and as provided in this Indenture.

      Any cash held by the Trustee shall not be considered a "financial asset" for purposes of this Section. Subject to the other provisions hereof, the Trustee shall have sole control over each such investment and the income thereon, and any certificate or other instrument evidencing any such investment, if any, shall be delivered directly to the Trustee or its agent, together with each document of transfer, if any, necessary to transfer title to such investment to the Trustee in a manner which complies with this paragraph.

                                   ARTICLE VI

                               REDEMPTION OF NOTES

      Section 6.01. Privilege of Redemption and Redemption Price. Notes may be subject to redemption prior to maturity as set forth in a Supplemental Indenture. Such Notes shall be redeemable as set forth in this Article, except as may be otherwise provided in a Supplemental Indenture.

      Section 6.02. Optional Redemption. In the case of any redemption of Notes other than as provided in Section 6.03 hereof, the Corporation shall give written notice to the Trustee and each Credit Facility Provider providing a Credit Facility for the Notes to be redeemed, if any (a) of its election or direction so to redeem, on the specified Redemption Date, (b) of the aggregate principal amount of the Notes within each Series and maturities to be redeemed (which Redemption Date, Series, maturities and principal amounts thereof to be redeemed shall be determined by the Corporation in its sole discretion, subject to any limitations with respect thereto contained in or permitted by the respective Supplemental Indenture) and
(c) of any moneys to be applied to the payment of the Redemption Price. Except as set forth in the respective Supplemental Indenture, the notice from the Corporation to the Trustee shall be given not less than 10 Business Days prior to the last day on which the Trustee can give notice of redemption to Registered Owners, unless a shorter period is acceptable to the Trustee. In the event notice of redemption shall have been given as provided in Section 6.05 hereof, the Trustee, if it holds the moneys to be applied to the payment of the Redemption Price, shall prior to the Redemption Date, pay or cause to be paid to the appropriate Paying Agent or Paying Agents an amount which, in addition to other moneys, if any, available therefor held by such Paying Agent or Paying Agents, will be sufficient to redeem on the Redemption Date at the Redemption Price thereof, all the Notes to be redeemed. Such moneys shall be derived from the Credit Proceeds Fund if the Notes to be redeemed are secured by a Credit Facility other than a bond insurance policy. Except as provided in the preceding sentence, funds used to optionally redeem Notes under this Section shall, to the extent any Credit Facility other than a bond insurance policy is in effect, be Eligible Funds.

      In addition, the Outstanding Notes are subject to redemption in whole prior to their maturity at the option of the Corporation on any Interest Payment Date on which the aggregate current principal balance of the Notes Outstanding shall be less than or equal to 10% of the initial aggregate principal balance of the Notes on their respective Issue Dates, at a redemption price equal to 100% of the principal amount of such Notes being redeemed, together with accrued interest thereon (including any Carry-over Amount thereon and any accrued interest on such Carry-over Amount) to the date of redemption. The amount deposited pursuant to this paragraph shall be paid to the Registered Owners on the related Interest Payment Date following the date of such deposit.

      Section 6.03. Mandatory Redemption. Whenever by the terms of this Indenture, the Trustee is required to redeem Notes otherwise than at the election or direction of the Corporation, and subject to and in accordance with the terms of the related Supplemental Indenture and this Article, the Trustee shall select the Redemption Date of the Notes to be redeemed, give the notice of redemption (with a copy to each Credit Facility Provider, if any) and transfer the Redemption Price to the appropriate Paying Agents.

      Section 6.04. Selection of Notes to Be Redeemed. Except as may be otherwise provided in a Supplemental Indenture, in the event of redemption of less than all the Outstanding Notes of like Series and maturity, the Trustee shall assign to each Outstanding Note within the Series and maturity designated for partial redemption a distinctive number for each minimum denomination of the principal amount thereof so as to distinguish each such minimum denomination from each other portion of the Notes subject to such redemption. Subject to the terms of any Supplemental Indenture, the Trustee shall select by "lot" or in such other manner as the Trustee shall deem fair and reasonable, the aggregate principal amount of Notes required to be redeemed from the numbers of all such Notes then Outstanding of such maturity within the Series designated for partial redemption, as many numbers as, at the minimum denomination for each Note, shall equal the principal amounts of such Notes to be redeemed. The Notes to be redeemed shall be the Notes to which were assigned numbers so selected; but only so much of the principal amount of each such Notes of a denomination of more than the minimum denomination shall be redeemed as shall equal the minimum denomination for each number assigned to it and so selected. For the purposes of this Section, Notes which have theretofore been selected by lot for redemption shall not be deemed Outstanding.

      Each Supplemental Indenture may specify the minimum authorized denominations for Notes of the Series and redemptions of a portion of any Series of Notes issued hereunder shall be effected in integral multiples of the applicable minimum authorized denominations.

      Section 6.05. Notice of Redemption. When the Trustee shall receive notice from the Corporation of its election or direction to redeem Notes pursuant to
Section 6.02 hereof or whenever redemption of Notes is required by this Indenture pursuant to Section 6.03 hereof, but in each case, on the dates and at the Redemption Prices specified in the related Supplemental Indenture, the Trustee shall give notice, in the name of the Corporation, of the redemption of such Notes. Such notice shall specify the complete name and Series, CUSIP Number, interest rate, date of issue, and maturities of the Notes to be redeemed, the Redemption Date and the place or places where amounts due upon such redemption will be payable (with the name, address and phone number of a contact person for the Trustee) and, if less than all the Notes of any Series and maturity are to be redeemed, the letters and numbers or other distinguishing marks of such Notes to be redeemed and, in the case of Notes to be redeemed in part only, such notice shall also specify the respective portions of the principal amount thereof to be redeemed. Such notice shall further state that on such date there shall become due and payable upon each Note to be redeemed the Redemption Price thereof, or the Redemption Price of the specified portions of the principal thereof in the case of Notes to be redeemed in part only, and that from and after such date interest thereon shall cease to accrue and be payable. Such notice shall be given by first-class mail, not less than 15 days in the case of Adjustable Rate Notes, and not less than 30 days, in the case of Fixed Rate Notes, and in each case not more than 60 days before the Redemption Date, to the Registered Owners of any Notes or portions of Notes which are to be redeemed, at their addresses appearing upon the Note registration books; provided, however, that shorter periods before the Redemption Date during which notice pursuant to this Section must be given may be prescribed by a Supplemental Indenture as to Notes issued pursuant to such Supplemental Indenture. Failure so to mail any such notice shall not affect the validity of the proceedings for the redemption of Notes with respect to which no such failure occurred. As directed by the Corporation, further notice shall be given by the Trustee in such manner as may be required or suggested by regulations or market practice at the applicable time, but no defect in such further notice nor any failure to give all or any portion of such further notice shall in any manner defeat the effectiveness of a call for redemption if notice thereof is nonetheless given as prescribed herein.

      In addition, the Trustee shall send a second notice of redemption not more than 60 days subsequent to the redemption date to Registered Owners of Notes or portions thereof redeemed but who failed to deliver such Notes for redemption prior to the thirtieth day following such redemption date. Failure to give all or any portion of such further notice shall not in any manner defeat the effectiveness of the call for redemption.

      In addition to the foregoing, further notice of any redemption of Notes hereunder shall be given by the Trustee, at least two business days in advance of the mailed notice to Registered Owners, by registered or certified mail or overnight delivery service, to all registered securities depositories then in the business of holding substantial amounts of obligations of types comprising the Notes and to at least two national information services that disseminate notices of redemption of obligations such as the Notes. Such further notice shall contain the information required above. Failure to give all or any portion of such further notice shall not in any manner defeat the effectiveness of a call for redemption.

      Section 6.06. Payment of Redeemed Notes. Notice having been given by mail in the manner provided in Section 6.05 hereof, the Notes or portions thereof so called for redemption shall become due and payable on the Redemption Date so designated at the Redemption Price, and, upon presentation and surrender thereof at the office specified in such notice, such Notes, or portions thereof, shall be paid at the Redemption Price. If there shall be called for redemption less than the entire principal amount of a Note, the Corporation shall execute, the Authenticating Agent shall authenticate and the Paying Agent shall deliver, upon the surrender of such Note, without charge to the Registered Owner thereof, for the unredeemed balance of the principal amount of the Note so surrendered at the option of the Registered Owner, Notes of like Series and maturity in any of the authorized denominations. If, on the Redemption Date, moneys for the redemption of all the Notes or portions thereof of any like Series and maturity to be redeemed, together with interest to the Redemption Date, shall be held by the Paying Agent so as to be available therefor on said date and if notice of redemption shall have been mailed as aforesaid, then, from and after the Redemption Date, interest on the Notes or portions thereof of such Series and maturities so called for redemption shall cease to accrue. If said moneys shall not be available on the Redemption Date, such Notes or portions thereof shall continue to bear interest until paid at the same rate as they would have borne had they not been called for redemption.

                                  ARTICLE VII

          REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE CORPORATION

      Section 7.01. Payment of Notes. The Corporation shall duly and punctually pay or cause to be paid, as herein provided, the principal or Redemption Price of every Note and the interest, if any, thereon, at the dates and places and in the manner stated in the Notes, according to the true intent and meaning thereof.

      Section 7.02. Designation of Indenture Agents. The Corporation shall designate such Indenture Agents, in addition to or replacing the Trustee as to the agencies to which they are appointed, as Tender Agent, Paying Agents, Registrar or Authenticating Agent as it may deem appropriate under the provisions of any Supplemental Indenture.

      Section 7.03. Power to Issue Notes and Pledge Trust Estate. The Corporation is duly authorized under all applicable laws to authorize and issue the Notes and to enter into, execute and deliver this Indenture and to pledge the Trust Estate pledged hereby in the manner and to the extent herein provided. The Trust Estate so pledged is and will be free and clear of any pledge, lien, charge or encumbrance thereon, or with respect thereto, prior to the pledge created hereby, and all action on the part of the Corporation to that end has been and will be duly and validly taken. The Notes and the provisions of this Indenture are and will be the valid and legally enforceable limited obligations of the Corporation in accordance with their terms and the terms of this Indenture.

      Section 7.04. Further Assurances. At any and all times, the Corporation shall, so far as it may be authorized by law, pass, make, do, execute, acknowledge and deliver, all and every such further resolutions, acts, deeds, conveyances, assignments, transfers and assurances as may be necessary or desirable for the better assuring, conveying, granting, pledging, assigning and confirming all and singular the Trust Estate, rights and assets hereby pledged or assigned, or intended so to be, or which the Corporation may become bound to pledge or assign.

      Section 7.05. Accounts and Reports.

            (a) The Corporation shall keep, or cause to be kept, proper books of record and account in which complete and accurate entries shall be made of all of its transactions relating to the Financed Student Loans and all Funds established by this Indenture which shall upon reasonable notice and at all reasonable times be subject to the inspection of the Trustee, any Credit Facility Provider and the Registered Owners of an aggregate of not less than 25% in principal amount of Notes then Outstanding or their representatives duly authorized in writing.

            (b) The Corporation shall annually, within 150 days after the end of the Corporation's first Fiscal Year and within 120 days after the close of each Fiscal Year thereafter, file with the Trustee, any Credit Facility Provider, any Liquidity Facility Provider and the Rating Agencies then rating the Notes: (i) audited financial statements for such Fiscal Year for any Person for which the Corporation has been consolidated for financial accounting purposes (or for the Corporation if the Corporation is not then consolidated with any other Person for financial accounting purposes) and (ii) a balance sheet showing the assets and liabilities of the Trust Estate at the end of such Fiscal Year. The financial statements shall be accompanied by an Accountant's Certificate stating that the financial statements examined present fairly the financial position of such Person (or the Corporation) at the end of the Fiscal Year, the results of its operations and the changes in financial position for the period examined, in conformity with generally accepted accounting principles.

            (c) The Trustee shall have no duty or responsibility with respect to the Corporation's financial statements or accounts and reports set forth herein except to make them available at no charge, upon request, to the Registered Owners as hereinbefore provided and to persons or entities that claim in writing to be a beneficial owner of Notes. The Trustee shall be entitled to reimbursement for all expenses and charges related to the Trustee providing such financial statements to the Registered Owners.

            Section 7.06. Student Loan Program.

            (a) The Corporation, through its Servicers and Subservicers, shall diligently collect all principal and interest payments on all the Financed Student Loans held under this Indenture, and Default Claims, if any, which relate to such Financed Student Loans. The Corporation, through its Servicer or Subservicers, shall cause the filing and assignment of such claims within the time prescribed, with respect to Private Loans acquired with proceeds of Notes, by the Regulations of each Guarantee Agency guaranteeing Private Loans acquired with proceeds of Notes and, with respect to FFELP

      Loan acquired with proceeds of Notes, the Higher Education Act and the Regulations of the Secretary and the Guarantee Agencies guaranteeing FFELP Loans acquired with proceeds of Notes. The Corporation will comply with the provisions of the Higher Education Act, if any, which apply to the FFELP Loans acquired with proceeds of Notes.

            (b) No amount in the Acquisition Fund shall be expended or applied for the purpose of purchasing, originating or financing a Student Loan, and no Student Loan shall be financed hereunder, unless the Corporation has determined that each of the Student Loans meets the requirements of
      Section 7.12 hereof.

            (c) The Corporation may at any time exchange a Financed Student Loan for another Student Loan that does not meet the similar characteristics requirement of paragraph (e) of this Section provided that is has a maturity, an aggregate principal amount and interest rate not less than the aggregate principal amount and interest rate of the Financed Student Loan being exchanged, or sell, assign, transfer or otherwise dispose of a Financed Student Loan at a price:

                        (i) in excess of the principal amount thereof (plus
                  accrued borrower interest) or in excess of the purchase price paid by the Corporation for such Financed Student Loan (less principal amounts received with respect to such Financed Student Loan);

                        (ii) equal to the principal amount thereof (plus accrued
                  borrower interest), when the amounts on deposit in the Funds and Accounts and the Financed Student Loans in the Acquisition Fund (including accrued interest thereon), are at least equal to the principal amount of the Outstanding Notes plus accrued interest or in order to pay current Debt Service on the Notes or to avoid any default in the payment obligations of the Corporation under any Reimbursement Agreement or otherwise; or

                        (iii) lower than the principal amount thereof (plus
                  accrued borrower interest) if the Corporation has received a Credit Confirmation (or, for Notes not subject to a Credit Facility, a Rating Confirmation);

      provided, however, that such exchanges, sales, assignments, transfers or dispositions shall not collectively exceed 5% of the aggregate principal amount of the Financed Student Loans in any one year without the written consent of each Credit Facility Provider, if any.

            (d) To the extent permitted by this Indenture and each Supplemental Indenture, the Corporation will use its best efforts to evaluate the reinvestment of Recoveries of Principal and interest receipts with respect to Financed Student Loans to ensure that it will continue to be able to fulfill its debt service requirements hereunder.

            (e) Notwithstanding anything herein to the contrary, the Corporation may, without limitation, at any time and from time to time exchange Financed Student Loans for other Student Loans having similar characteristics (including insurance or guarantees, if any, maturities and payment status) and an aggregate principal amount and interest rate not less than the aggregate principal amount and interest rate of the Financed Student Loans being exchanged.

      Section 7.07. Servicing of Financed Student Loans. The Corporation shall cause all Financed Student Loans to be properly serviced and the payment and collection of all payments of principal and interest to be enforced by the Servicer or any additional or successor Servicer evidencing, in the judgment of the Corporation, the capability and experience necessary to adequately service student loans, including, with respect to FFELP Loans, in accordance with regulations issued under the Higher Education Act, if applicable. The Corporation covenants that the Servicer will be its agent and subject to its general direction under a contract with the Servicer. The Servicer may perform its duties through Subservicers, except as may be provided by any Supplemental Indenture. The Corporation shall cause all Financed Student Loan notes to be held in trust as part of the Trust Estate subject to the lien of this Indenture.

      The Corporation shall cause to be diligently enforced, and take all reasonable steps, actions and proceedings necessary for the enforcement of, all terms, covenants and conditions of all Servicing Agreements, including the prompt payment of all principal and interest payments and all other amounts due the Corporation thereunder. The Corporation shall not permit the release of the obligations in any manner that materially adversely affects the rights or security of the Registered Owners, any Credit Facility Provider or any Liquidity Facility Provider of any Servicer under any Servicing Agreement and shall at all times, to the extent permitted by law, cause to be defended, enforced, preserved and protected the rights and privileges of the Corporation, the Trustee and the Registered Owners under or with respect to each Servicing Agreement. The Corporation shall not consent or agree to or permit any amendment or modification of any Servicing Agreement which will in any manner materially adversely affect the rights or security of the Trustee, the Registered Owners, any Credit Facility Providers or any Liquidity Facility Providers.

      Section 7.08. Issuance of Additional Notes.

            (a) After the issuance of the initial Series of Notes under this Indenture, the Corporation shall not create or permit the creation of or issue any obligations or create any additional indebtedness which will be secured by a lien or charge on the Trust Estate, except as follows: (i) additional Series of Notes may be issued from time to time, subject to the provisions of Section 2.03 hereof, including a Rating Confirmation and written consent of each Credit Facility Provider, if any, for Senior Notes, which may have any priority designation and which may be superior to (but not superior to Senior Notes), on a parity with, or subordinate to one or more initial Series of Notes or Interest Rate Exchange Agreements; and (ii) Interest Rate Exchange Agreements may be entered into from time to time which may have any priority designation and which may be superior to (but not superior to Senior Notes), on a parity with or subordinate to one or more Series of Notes or Interest Rate Exchange Agreements. The Corporation shall not enter into an Interest Rate Exchange Agreement without obtaining a Credit Confirmation (or, for Notes not subject to a Credit Facility, a Rating Confirmation).

            (b) No Series of Notes shall be issued under this Indenture except in accordance with Section 2.03 hereof.

            (c) The Corporation hereby expressly reserves the right to execute and deliver one or more additional general indentures, to issue indebtedness thereunder, and to pledge other assets not in the Trust Estate to payment of such indebtedness.

      Section 7.09. Compliance With Conditions Precedent. The Corporation represents that upon the date of issuance of any of the Notes, all conditions, acts and things required by law or by this Indenture to exist, to have happened or to have been performed precedent to or in the issuance of such Notes shall exist, have happened and have been performed, or will have happened or been performed, and such Notes, together with all other indebtedness of the Corporation, shall be within every debt and other limit prescribed by law.

      Section 7.10. General Compliance with Conditions in this Indenture and any Reimbursement Agreements. The Corporation shall do and perform or cause to be done and performed all acts and things required to be done or performed by or on behalf of the Corporation under the provisions of this Indenture and any Reimbursement Agreement in accordance with the terms of such provisions. The Corporation agrees that, if there is any conflict between this Indenture and any Reimbursement Agreement, the provisions of this Indenture shall control. In the event of a conflict between the terms of Reimbursement Agreements pertaining to the Notes, the Reimbursement Agreement pertaining to the Senior Notes shall govern (or if no Senior Notes are Outstanding, the Reimbursement Agreement pertaining to the Subordinate Notes shall govern and, if no Senior Notes or Subordinate Notes are Outstanding, the Reimbursement Agreement pertaining to the Junior-Subordinate Notes shall govern).

      Section 7.11. Additional Covenants. The Corporation covenants that it will acquire or cause to be acquired Student Loans as described herein. The Registered Owners of the Notes shall not in any circumstances be deemed to be the owner or holder of the Financed Student Loan.

      The Corporation, or its designated agent, shall be responsible for each of the following actions:

            (a) With respect to Financed Student Loans originated under the Higher Education Act, the Corporation, or its designated agent, shall be responsible for dealing with the Secretary with respect to the rights, benefits and obligations under the certificates of insurance and the contract of insurance with respect to Financed Student Loans originated under the Higher Education Act, and the Corporation shall be responsible for dealing with the Guarantee Agency with respect to the rights, benefits and obligations under any Guarantee Agreement with respect to the Financed Student Loans.

            (b) With respect to Financed Student Loans originated under the Higher Education Act, the Corporation, or its designated agent, shall comply, and shall cause all of its officers, directors, employees and agents to comply, with the provisions of the Higher Education Act and any regulations or rulings thereunder, and with the provisions of any Guarantee Agreement with respect to the Financed Student Loans.

            (c) The Corporation, or its designated agent, shall cause the benefits of the Guarantee Agreements, the Interest Subsidy Payments and the Special Allowance Payments to flow to the Trustee.

            (d) The Trustee shall have no obligation to administer, service or collect the loans in the Trust Estate or to maintain or monitor the administration, servicing or collection of such loans.

      The Trustee shall not be deemed to be the designated agent for the purposes of this Section unless it has agreed in writing to be such agent.

      Section 7.12. Covenant Regarding Financed Student Loans. The Corporation hereby covenants that all Student Loans to be acquired hereunder will meet the following:

            (a) Each Student Loan is evidenced by an executed promissory note, which note is a valid and binding obligation of the borrower, enforceable by or on behalf of the holder thereof in accordance with its terms, subject to bankruptcy, insolvency and other laws relating to or affecting creditors' rights.

            (b) The amount of the unpaid principal balance of each Student Loan is due and owing, and no counterclaim, offset, defense or right to rescission exists with respect to any such Student Loan which can be asserted and maintained or which, with notice, lapse of time, or the occurrence or failure to occur of any act or event, could be asserted and maintained by the borrower against the Corporation as assignee thereof. The Corporation shall take all reasonable actions to assure that no maker of a Student Loan has or may acquire a defense to the payment thereof.

            (c) No Student Loan has a payment that is more than 60 days overdue.

            (d) The Corporation has full right, title and interest in each Student Loan free and clear of all liens, pledges or encumbrances whatsoever.

            (e) Each Student Loan was made in compliance with all applicable local, state and federal laws, rules and regulations, including, without limitation, all applicable nondiscrimination, truth-in-lending, consumer credit and usury laws.

            (f) Except as otherwise approved in writing by each Credit Facility Provider, all loan documentation shall be delivered to the Servicer (as custodian for the Trustee) prior to payment of the purchase price of such Student Loan.

            (g) Each Student Loan is accruing interest (whether or not such interest is being paid currently, either by the borrower or the Secretary, or is being capitalized), except as otherwise expressly permitted by this Indenture.

            (h) Each FFELP Loan evidenced by a Master Promissory Note in the form mandated by Section 432(m)(1)(D) of the Higher Education Act and any Private Loan evidenced by a master promissory note shall be acquired pursuant to a loan purchase agreement with a Seller containing language similar to that contained in Exhibit B hereto.

      Section 7.13. Continued Existence; Successor of Corporation. The Corporation agrees that it will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights and franchises as a corporation under the laws of the State, except as otherwise permitted by this Section. The Corporation further agrees that it will not (a) sell, transfer or otherwise dispose of all or substantially all, of its assets (except Financed Student Loans if such sale, transfer or disposition will discharge this Indenture in accordance with Article XII hereof); (b) consolidate with or merge into another corporation or entity; or (c) permit one or more other corporations or entities to consolidate with or merge into it. The preceding restrictions in clauses (a), (b) and (c) shall not apply to a transaction if the transferee or the surviving or resulting corporation or entity, if other than the Corporation, by proper written instrument for the benefit of the Trustee, irrevocably and unconditionally assumes the obligation to perform and observe the agreements and obligations of the Corporation under this Indenture.

      Section 7.14. Servicer Computer Operations. The Corporation, if it has prior knowledge of a proposed conversion, shall not permit any Servicer to transfer material components of its computer servicing operations from an existing application system to a new application system unless it has notified each Credit Facility Provider of the proposed timing and extent of conversion and it has received the written consent of each Credit Facility Provider, if any. The Corporation also agrees to provide each Credit Facility Provider information regarding the operating and efficiency of the Servicer's system following such conversion within 30 days following conversion or such longer time as is consented to in writing by each Credit Facility Provider and in any event the Corporation agrees to provide each Credit Facility Provider with a due diligence audit within 90 days following conversion or such longer time as is consented to in writing by such Credit Facility Provider.

      Section 7.15. Representations; Negative Covenants. The Corporation hereby makes the following representations and warranties to the Trustee on which the Trustee relies in authenticating the Notes and on which the Registered Owners have relied in purchasing the Notes. Such representations and warranties shall survive the transfer and assignment of the Trust Estate to the Trustee.

            (a) Organization and Good Standing. The Corporation is duly organized and validly existing under the laws of the State of Delaware, and has the power to own its own assets and to transact the business in which it presently engages.

            (b) Due Qualification. The Corporation is duly qualified to do business and is in good standing, and has obtained all material, necessary licenses and approvals, in all jurisdictions where the failure to be so qualified, have such good standing or have such licenses or approvals would have a material adverse effect on the Corporation's business and operations or in which the actions as required by this Indenture require or will require such qualification.

            (c) Authorization. The Corporation has the power, authority and legal right to execute, deliver and perform its obligations under this Indenture and to grant the Trust Estate to the Trustee and the execution and delivery of and the performance of its obligations under this Indenture and grant of the Trust Estate to the Trustee have been duly authorized by the Corporation by all necessary corporation action.

            (d) Binding Obligation. This Indenture, assuming due authorization, execution and delivery by the Trustee, constitutes a legal, valid and binding obligation of the Corporation enforceable against the Corporation in accordance with its terms, except that (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws (whether statutory, regulatory or decisional) now or hereafter in effect relating to creditors' rights generally; and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, whether a proceeding at law or in equity.

            (e) No Violation. The consummation of the transactions contemplated by this Indenture and the fulfillment of the terms hereof does not conflict with, result in any breach of any terms and provisions of or constitute (with or without notice, lapse of time or both) a default under the organizational documents of the Corporation, or any material indenture, agreement, mortgage, deed of trust or other instrument to which the Corporation is a party or by which it is bound, or result in the creation or imposition of any lien upon any of its material properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Indenture, nor violate any law or any order, rule or regulation applicable to the Corporation of any court or of any federal or state regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Corporation or any of its properties.

            (f) No Proceedings. There are no proceedings, injunctions, writs, restraining orders or investigations to which the Corporation or any of its Affiliates is a party pending, or, to the best of such entity's knowledge, threatened, before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality (i) asserting the invalidity of this Indenture, (ii) seeking to prevent the issuance of any Notes or the consummation of any of the transactions contemplated by this Indenture or (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Corporation of its obligations under, or the validity or enforceability of this Indenture.

            (g) Approvals. All approvals, authorizations, consents, orders or other actions of any person, corporation or other organization, or of any court, governmental agency or body or official, required on the part of the Corporation in connection with the execution and delivery of this Indenture have been taken or obtained on or prior to the Issue Date.

            (h) Place of Business. The Corporation's place of business and chief executive office is 3320 Holcomb Bridge Road, NW, Norcross, Georgia 30092.

            (i) Tax and Accounting Treatment. The Corporation intends to treat the transactions contemplated by Student Loan Purchase Agreements for Student Loan as an absolute transfer rather than as a pledge of the Student Loans from the Seller for federal income tax, and the Corporation will be treated as the owner of the Financed Student Loans for all purposes. The Corporation further intends to treat the Notes as its indebtedness for federal income tax.

            (j) Taxes. The Corporation has filed (or caused to be filed) all federal, state, county, local and foreign income, franchise and other tax returns required to be filed by it through the date hereof, and has paid all taxes reflected as due thereon. The Corporation has taken all steps necessary to ensure that it is eligible to file a consolidated federal income tax return with UICI and such returns will be filed for all taxable years in which the Notes are Outstanding. There is no pending dispute with any taxing authority that, if determined adversely to the Corporation, would result in the assertion by any taxing authority of any material tax deficiency, and the Corporation has no knowledge of a proposed liability for any tax year to be imposed upon such entity's properties or assets for which there is not an adequate reserve reflected in such entity's current financial statements.

            (k) Legal Name. The legal name of the Corporation is "CFLD-I, Inc." and has not changed since its inception. The Corporation has no trade names, fictitious names, assumed names or "dba's" under which it conducts its business and has made no filing in respect of any such name.

            (l) Business Purpose. The Corporation will acquire Student Loans conveyed to it under Student Loan Purchase Agreements for a bona fide business purpose rather than as an agent of any other person. The Corporation has no subsidiaries, has adopted and operated consistently with all corporate formalities with respect to its operations and has engaged in no other activities other than those specified in this Indenture and its organizational documents and in accordance with the transactions contemplated herein and therein.

            (m) Compliance with Laws. The Corporation is in compliance with all applicable laws and regulations with respect to the conduct of its business and has obtained and maintains all permits, licenses and other approvals as are necessary for the conduct of its operations.

            (n) Valid Business Reasons; No Fraudulent Transfers. The transactions contemplated by this Indenture are in the ordinary course of the Corporation's business and the Corporation has valid business reasons for granting the Trust Estate pursuant to this Indenture. At the time of each such grant: (i) the Corporation granted the Trust Estate to the Trustee without any intent to hinder, delay, or defraud any current or future creditor of the Corporation; (ii) the Corporation was not insolvent and did not become insolvent as a result of any such grant; (iii) the Corporation was not engaged and was not about to engage in any business or transaction for which any property remaining with such entity was an unreasonably small capital or for which the remaining assets of such entity are unreasonably small in relation to the business of such entity or the transaction; (iv) the Corporation did not intend to incur, and did not believe or should not have reasonably believed, that it would incur, debts beyond its ability to pay as they become due; and (v) the consideration paid received by the Corporation for the grant of the Trust Estate was reasonably equivalent to the value of the related grant.

            (o) No Management of Affairs of Affiliates. The Corporation is not and will not be involved in the day-to-day management of the Corporation's parent or any Affiliate.

            (p) No Intercorporate Transfers with Seller or Affiliates. Other than the acquisition of assets and the transfer of any Notes pursuant to this Indenture, the Corporation does not engage in and will not engage in any intercorporate transactions with any of its Affiliates, except as provided herein.

            (q) Ability to Perform. There has been no material impairment in the ability of the Corporation to perform its obligations under this Indenture.

            (r) Financial Condition. No material adverse change has occurred in the Corporation's financial status since the date of its formation.

            (s) Event of Default. No Event of Default has occurred and no event has occurred that, with the giving of notice, the passage of time, or both, would become an Event of Default.

            (t) Acquisition of Student Loans Legal. The Corporation has complied with all applicable, federal, state and local laws and regulations in connection with its acquisition of the Student Loans from the Seller.

            (u) No Material Misstatements or Omissions. No information, certificate of an officer, statement furnished in writing or report delivered to the Trustee, any Servicer, any Guarantee Agency, any Credit Facility Provider, any Liquidity Facility Provider, any Surety Provider or any Registered Owner by the Corporation contains any untrue statement of a material fact or omits a material fact necessary to make such information, certificate, statement or reporting not misleading.

            Section 7.16. Corporation Covenants. So long as any of the Notes are
      Outstanding:

            (a) The Corporation shall not engage in any business or activity other than in connection with the activities contemplated hereby and in the Student Loan Purchase Agreements, and in connection with the issuance of Notes.

            (b) The funds and other assets of the Corporation shall not be commingled with those of any other individual, corporation, estate, partnership, joint venture, association, joint stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof.

            (c) The Corporation shall not be, become or hold itself out as being liable for the debts of any other party.

            (d) The Corporation shall not form, or cause to be formed, any subsidiaries.

            (e) The Corporation shall act solely in its own name and through its duly authorized officers or agents in the conduct of its business, and shall conduct its business so as not to mislead others as to the identity of the entity with which they are concerned.

            (f) The Corporation shall maintain its records and books of account and shall not commingle its records and books of account with the records and books of account of any other Person. The books of the Corporation maybe kept (subject to any provision contained in the statutes) inside or outside the State at such place or places as may be designated from time to time by the board of trustees or in the bylaws of the Corporation.

            (g) All actions of the Corporation shall be taken by a duly authorized officer or agent of the Corporation.

            (h) The Corporation shall not amend, alter, change or repeal any provision contained in this Section without (i) the prior written consent of the Trustee and each Credit Facility Provider or Liquidity Facility Provider, if required by the Reimbursement Agreement relating to such Liquidity Facility, and (ii) a Rating Confirmation from each Rating Agency rating any Notes Outstanding (a copy of which shall be provided to the Trustee) that such amendment, alteration, change or repeal will have no adverse effect on the rating assigned to the Notes.

            (i) The Corporation shall not amend its Articles of Incorporation without first obtaining the prior written consent of each Rating Agency and each Credit Facility Provider, if any.

            (j) All audited financial statements of the Corporation that are consolidated with those of any Affiliate thereof will contain detailed notes clearly stating that (i) all of the Corporation's assets are owned by the Corporation, and (ii) the Corporation is a separate entity with creditors who have received ownership and/or security interests in the Corporation's assets.

            (k) The Corporation will strictly observe legal formalities in its dealings with any of its Affiliates, and funds or other assets of the Corporation will not be commingled with those of any of its Affiliates. The Corporation shall not maintain joint bank accounts or other depository accounts to which any of its Affiliate has independent access. None of the Corporation's funds will at any time be pooled with the funds of any of its Affiliates.

            (l) The Corporation will maintain an arm's length relationship with the Seller (and any Affiliate). Any Person that renders or otherwise furnishes services to the Corporation will be compensated by the Corporation at market rates for such services it renders or otherwise furnishes to the Corporation except as otherwise provided in this Indenture. Except as contemplated in this Indenture, the Student Loan Purchase Agreements or the Servicing Agreements, the Corporation will not hold itself out to be responsible for the debts of the Seller, the parent or the decisions or actions respecting the daily business and affairs of the Seller or parent.

            (m) The Corporation shall not sell, transfer, exchange or otherwise dispose of any portion of the Trust Estate except as expressly permitted by this Indenture.

            (n) The Corporation shall not claim any credit on, or make any deduction from, the principal amount of any of the Notes by reason of the payment of any taxes levied or assessed upon any portion of the Trust Estate.

            (o) The Corporation shall not permit the validity or effectiveness of this Indenture, any Supplement or any grant hereunder to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations under this Indenture, except as may be expressly permitted hereby.

                                  ARTICLE VIII

                      SUPPLEMENTAL INDENTURES NOT REQUIRING
                          CONSENT OF REGISTERED OWNERS

      Section 8.01. Supplemental Indentures Not Requiring the Consent of Registered Owners. For any one or more of the following purposes and at any time or from time to time subject to the provisions of Section 8.02 hereof and with written approval of each Credit Facility Provider, if any, a Supplemental Indenture not requiring the consent of Registered Owners may be executed and delivered by the Corporation and the Trustee for the following purposes:

            (a) to close this Indenture, or provide limitations and restrictions in addition to the limitations and restrictions contained in this Indenture on, the authentication and delivery of Notes or the issuance of other evidences of indebtedness;

            (b) to add to the covenants and agreements of the Corporation in this Indenture other covenants and agreements to be observed by the Corporation which are not contrary to or inconsistent with this Indenture as theretofore in effect;

            (c) to add to the limitations and restrictions in this Indenture other limitations and restrictions to be observed by the Corporation which are not contrary to or inconsistent with this Indenture as theretofore in effect;

            (d) to surrender any right, power or privilege reserved to or conferred upon the Corporation by the terms of this Indenture, but only if the surrender of such right, power or privilege is not contrary to or inconsistent with the covenants and agreements of the Corporation contained in this Indenture;

            (e) to confirm, as further assurance, any pledge under, and the subjection to any lien or pledge created or to be created by, this Indenture, of the Trust Estate or of any other revenues or assets;

            (f) to modify any of the provisions of this Indenture in any respect whatever, but only if (i) such modification shall be, and be expressed to be, effective only after all Notes Outstanding at the date of the execution of such Supplemental Indenture shall cease to be Outstanding, and (ii) such Supplemental Indenture shall be specifically referred to in the text of all Notes authenticated and delivered after the date of the execution of such Supplemental Indenture and of Notes issued in exchange therefor or in place thereof;

            (g) to authorize the issuance of one or more Series of Notes and to prescribe the terms and conditions upon which such Notes may be issued;

            (h) to create additional special trust accounts for the further securing of all Notes, all Senior Notes, all Subordinate Notes, all Junior-Subordinate Notes or all Notes of a Series issued pursuant to this Indenture if along with such Supplemental Indenture there is filed an Opinion of Counsel to the effect that the creation and operation of such account will in no way impair the existing security of the Registered Owner of any Outstanding Note;

            (i) to cure any ambiguity, supply any omission, or cure or correct any defect or inconsistent provisions in this Indenture;

            (j) to insert such provisions clarifying matters or questions arising under this Indenture as are necessary or desirable and are not contrary to or inconsistent with this Indenture as theretofore in effect;

            (k) to provide for additional duties of the Trustee in connection with the Financed Student Loans;

            (l) to satisfy the requirements of a Rating Agency in order to obtain, maintain or improve the rating on any of the Notes;

            (m) to replace, change or alter the Rating Agencies then rating the Notes;

            (n) to provide for the orderly sale or remarketing of Notes;

            (o) to make any other change which, in the judgment of the Trustee acting in reliance on an Opinion of Counsel is necessary or desirable to maintain the tax status of the Notes as debt for federal tax purposes;

            (p) to make any change which, in the judgment of the Trustee acting in reliance upon an Opinion of Counsel, to the extent the Trustee deems such opinion desirable, is not to the prejudice of the Trustee or the Registered Owners;

            (q) to make any change that affects only the rights of a Credit Facility Provider or Liquidity Facility Provider which has issued a Credit Facility or Liquidity Facility with respect to any of the Notes, with the prior written consent of such Credit Facility Provider or Liquidity Facility Provider;

            (r) to provide for the conversion of the interest rate on any Series of Notes as provided in a Supplemental Indenture;

            (s) to allow the Trustee, or any other Person acting on behalf of the Corporation, to become, or continue as, an Eligible Lender under the Higher Education Act;

            (t) to make any other change with a Credit Confirmation (or, for Notes not subject to a Credit Facility, a Rating Confirmation); or

            (u) to modify, amend or supplement this Indenture or any Supplemental Indenture in such manner as to permit the qualification hereof and thereof under the Trust Indenture Act of 1939, as amended or any similar federal statute hereafter in effect or to permit the qualification of the Notes for sale under the securities laws of the United States of America or of any of the states of the United States of America, and, if they so determine, to add to this Indenture or any Supplemental Indenture hereto such other terms, conditions and provisions as may be permitted by said Trust Indenture Act of 1939, as amended or similar federal statute.

      Section 8.02. General Provisions.

            (a) Any Supplemental Indenture permitted or authorized by Section
      8.01 hereof may be executed by the Corporation without the consent of any of the Registered Owners, but with the consent of each Credit Facility Provider, and the Liquidity Facility Provider for the Series of Notes affected. The Corporation shall further notify the Rating Agencies then Rating the Notes of the execution of such Supplemental Indenture. The copy of every Supplemental Indenture filed with the Trustee shall be accompanied by an Opinion of Counsel including a statement that such Supplemental Indenture has been duly and lawfully executed in accordance with the provisions of this Indenture and any applicable Reimbursement Agreement, is authorized or permitted by this Indenture, and, assuming due authorization, execution and delivery by the other parties thereto, is valid and binding upon the Corporation.

            (b) The Trustee is hereby authorized to execute any Supplemental Indenture referred to and permitted or authorized by Section 8.01 or
      Article IX hereof, and to make all further agreements and stipulations which may be therein contained, and the Trustee, in taking such action, shall be fully protected in relying on an Opinion of Counsel that such Supplemental Indenture is authorized or permitted by the provisions of this Indenture.

            (c) No Supplemental Indenture shall change or modify any of the rights or obligations of any Indenture Agent without its written assent thereto.

                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES
                     REQUIRING CONSENT OF REGISTERED OWNERS

      Section 9.01. Mailing of Notice of Amendment. Any provision of this Article for the mailing of a notice or other document to Registered Owners shall be fully complied with if it is mailed postage prepaid (a) to each Registered Owner of Notes then Outstanding at his address appearing upon the Note registration books of the Corporation, (b) to the Trustee, (c) to the Rating Agencies then rating the Notes, (d) to each Credit Facility Provider, if any, and (e) to each Liquidity Facility Provider for any Notes to which such notice or other document relates.

      Section 9.02. Powers of Amendment. Except as provided in Article VIII hereof, any modification of or amendment to this Indenture and of the rights and obligations of the Corporation, any Credit Facility Provider, or any Liquidity Facility Provider under a Supplemental Indenture, and of the Registered Owners of the Notes of any particular Series, may be made by a Supplemental Indenture, with the written consent: (a) of the Registered Owners of at least 51% in principal amount of the Senior Notes Outstanding (or, if no Senior Notes are Outstanding, then by Registered Owners of at least 51% in principal amount of the Subordinate Notes Outstanding at the time such consent is given or, if no Senior Notes or Subordinate Notes are Outstanding, then by Registered Owners of at least 51% in principal amount of the Junior-Subordinate Notes Outstanding at the time such consent is given); (b) in case less than all of the several Series of Notes then Outstanding are affected by the modification or amendment, of the Registered Owners of at least 51% in aggregate principal amount of the Notes of each Series so affected and Outstanding at the time such consent is given, (c) in case the modification or amendment changes the terms of any Sinking Fund Payment, of the Registered Owners of at least 100% in principal amount of the Notes of the particular Series and maturity entitled to such Sinking Fund Payment and Outstanding at the time such consent is given, and (d) of each Credit Facility Provider, if any.

      In the event that a Credit Facility Provider has issued a Credit Facility or a Liquidity Facility Provider has issued a Liquidity Facility respecting a Series of Notes and unless such Credit Facility Provider or such Liquidity Facility Provider is then in receivership, bankruptcy or reorganization or is then continuing wrongfully to dishonor drawings under the Credit Facility or Liquidity Facility, such Credit Facility Provider or, in the event there is no Credit Facility Provider, such Liquidity Facility Provider shall be considered as the Registered Owner of 100% of such Series of Notes for the purpose of consenting to any modification of or amendment to this Indenture, but, only if so required by the applicable Reimbursement Agreement in the case of the Liquidity Facility Provider.

      If any such modification or amendment will not take effect so long as any Notes of any specified maturity remain Outstanding, the consent of the Registered Owners of such Notes shall not be required and such Notes shall not be deemed to be Outstanding for the purpose of any calculation of Outstanding Notes under this Section. No such modification or amendment shall permit a change in the terms of redemption or maturity of the principal of any Outstanding Note or of any installment of interest thereon or a reduction in the principal amount or the Redemption Price thereof or in the rate of interest thereon without the consent of the Registered Owner of such Note (which consent shall not be deemed to be effected by a Credit Facility Provider or Liquidity Facility Provider), or shall reduce the percentages or otherwise affect the Series of Notes that must consent to any modification or amendment of this Indenture without the consent of all of Registered Owners of the Notes of that Series, or shall change or modify any of the rights or obligations of any Indenture Agent without its written assent thereto. For the purposes of this Section, a Series of Notes shall be deemed to be affected by a modification or amendment of this Indenture if the same adversely affects or diminishes the rights of the Registered Owners of Notes of such Series. The Trustee may determine, upon receipt of an Opinion of Counsel, whether Notes of any particular Series would be affected by any modification or amendment hereof and any such determination shall be binding and conclusive on the Corporation, any Credit Facility Provider or Liquidity Facility Provider and all Registered Owners of Notes.

      Section 9.03. Consent of Registered Owners.

            (a) A copy of any Supplemental Indenture making a modification or amendment which is not permitted by the provisions of Section 8.01 hereof (or brief summary thereof or reference thereto in a form approved by the Trustee), together with a request to Registered Owners for their consent thereto in a form satisfactory to the Trustee, shall be mailed by the Registrar on behalf of the Corporation to each Credit Facility Provider, if any, and the Registered Owner of any Note to be affected by such proposed amendment or modification. Such Supplemental Indenture shall not be effective unless and until there shall have been filed with the Trustee
      (A) the written consents of Registered Owners of the percentages of Outstanding Notes and each Credit Facility Provider specified in Section
      9.02 hereof and (B) an Opinion of Counsel stating that such Supplemental Indenture has been duly executed by the Corporation in accordance with the provisions of this Indenture and any applicable Reimbursement Agreement, is authorized or permitted hereby and, assuming due authorization, execution and delivery by the other parties thereto, is valid and binding upon the Corporation.

            (b) Any such consent shall be binding upon the Registered Owner of the Notes giving such consent and upon any subsequent Registered Owner of such Notes and of any Notes issued in exchange therefor (whether or not such subsequent Registered Owner thereof has notice thereof) unless such consent is revoked in writing by the Registered Owner of such Notes giving such consent or a subsequent Registered Owner thereof by filing with the Trustee, prior to the time when the written statement of the Trustee hereinafter provided for in this Section is filed, such revocation.

            (c) At any time after the Registered Owners of the required percentages of Notes shall have filed their consents to the Supplemental Indenture, the Trustee shall make and file with the Corporation and the Trustee a written statement that the Registered Owners of such required percentages of Notes have filed such consents. Such written statements shall be conclusive that such consents have been so filed. At any time thereafter, notice, stating in substance that the Supplemental Indenture (which may be referred to as a Supplemental Indenture dated as of a stated date, a copy of which is on file with the Trustee) has been consented to by the Registered Owners of the required percentages of Notes and will be effective as provided in this Section shall be given to Registered Owners by the Corporation by mailing such notice to the Registered Owners not more than 90 days after the Registered Owners of the required percentages of Notes shall have filed their consents to the Supplemental Indenture and the written statement of the Trustee herein above provided for is filed. The Corporation shall file with the Trustee proof of the mailing of such notice. A record, consisting of the papers required or permitted by this Section to be filed with the Trustee, shall be proof of the matters therein stated. Such Supplemental Indenture making such amendment or modification shall be deemed conclusively binding upon the Corporation, the Indenture Agents and the Registered Owners of all Notes after the filing with the Trustee of the proof of the


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      mailing of the notice of such consent, except in the event of a final decree of a court of competent jurisdiction setting aside such Supplemental Indenture in a legal action or equitable proceeding for such purpose.

      Section 9.04. Modifications by Unanimous Consent. The terms and provisions of this Indenture and the rights and obligations of the Corporation and of the Registered Owners of the Notes hereunder may be modified or amended in any respect upon the execution by the Corporation and the Trustee of a Supplemental Indenture with the consent of the Registered Owners of all the Notes then Outstanding, such consent to be given as provided in Section 9.03 hereof, but no such modification or amendment shall change or modify any of the rights or obligations of any Indenture Agent without the filing with the Trustee of the written assent thereto of such Indenture Agent in addition to the consent of the Registered Owners. No notice of any such modification, amendment, assent or publication thereof shall be required.

      Section 9.05. Exclusion of Notes. Notes owned or held by the Corporation shall not be deemed Outstanding for the purpose of consent or other action or any calculation of Outstanding Notes provided for in this Article, and the Corporation shall not be entitled with respect to such Notes to give any consent or take any other action provided for in this Article. At the time of any consent or other action taken under this Article, the Corporation shall furnish the Trustee a Certificate of an Authorized Representative, upon which the Trustee may rely, describing all Notes so to be excluded.

      Section 9.06. Notation on Notes. Notes authenticated and delivered after the effective date of any action taken as provided in Article VIII hereof or this Article may and, if the Trustee so determines, shall bear a notation by endorsement or otherwise in form approved by the Corporation and the Trustee as to such action, and in that case upon demand of the Registered Owner of any Outstanding Note at such effective date and presentation of his Note for the purpose at the principal corporate trust office of the Trustee or upon any transfer or exchange of any Note Outstanding at such effective date, suitable notation shall be made on such Note or upon any Note issued upon any such transfer or exchange by the Trustee as to any such action. If the Corporation or the Trustee shall so determine, new Notes modified to conform to such action in the opinion of the Trustee and the Corporation shall be prepared, executed, authenticated and delivered, and upon demand of the Registered Owner of any Note then Outstanding shall be exchanged, without cost to such Registered Owner, upon surrender of such Outstanding Note.

                                   ARTICLE X

                              DEFAULTS AND REMEDIES

      Section 10.01. Events of Default. Each of the following events is an "Event of Default":

            (a) payment by the Corporation of the principal, Purchase Price, or Redemption Price, if any, with respect to the Senior Notes Outstanding shall not be made when and as the same shall become due, whether at maturity or upon call for redemption or otherwise (or, if no Senior Notes are Outstanding, payment by the Corporation of the


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

      principal, Purchase Price, or Redemption Price, if any, with respect to the Subordinate Notes Outstanding shall not be made when and as the same shall become due, whether at maturity or upon call for redemption or otherwise, or, if no Senior Notes or Subordinate Notes are Outstanding, payment by the Corporation of the principal, Purchase Price, or Redemption Price, if any, with respect to the Junior-Subordinate Notes Outstanding shall not be made when and as the same shall become due, whether at maturity or upon call for redemption or otherwise); or

            (b) payment by the Corporation of any installment of interest with respect to the Senior Notes Outstanding shall not be made when and as the same shall become due (or, if no Senior Notes are Outstanding, payment by the Corporation of any installment of interest with respect to the Subordinate Notes Outstanding shall not be made when and as the same shall become due, or, if no Senior Notes or Subordinate Notes are Outstanding, payment by the Corporation of any installment of interest with respect to the Junior-Subordinate Notes Outstanding shall not be made when and as the same shall become due); or

            (c) the Corporation shall fail or refuse to comply with the provisions of this Indenture, or shall default in the performance or observance of any of the other covenants, agreements or conditions on its part contained herein or in any Supplemental Indenture or the Notes, other than those described in paragraph (a) or (b) of this Section, and such failure, refusal or default shall continue for a period of 30 days after written notice thereof has been delivered to the Corporation by the Trustee or by the Registered Owners of not less than 25% in principal amount of the Outstanding Notes;

            (d) (i) except for each Series of Notes that is secured by a Credit Facility which is an insurance policy, with respect to any Series of Notes secured by a Credit Facility or Liquidity Facility, the related Credit Facility Provider or Liquidity Facility Provider has delivered written notice to the Trustee to the effect that the Corporation has failed to reimburse or otherwise pay such Credit Facility Provider or Liquidity Facility Provider pursuant to the terms of its Reimbursement Agreement as and when such reimbursement or payment becomes due and payable, and pursuant to the terms of the applicable Reimbursement Agreement, it is requiring that such Notes be accelerated, or (ii) for a Series of Notes secured by a Credit Facility that is an insurance policy, the related Credit Facility Provider has delivered written notice to the Trustee that it is requiring that such Notes be accelerated pursuant to the terms of this Indenture; or

            (e) the Corporation shall have commenced a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency, or other similar law now or hereafter in effect, or an involuntary case or other proceeding shall have been commenced against the Corporation seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect.


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Section 10.02. Remedies.

            (a) Upon the occurrence and continuance of any Event of Default specified in paragraphs (a), (b), (d) or (e) of Section 10.01 hereof, the Trustee shall promptly notify the Corporation, each Credit Facility Provider, each Liquidity Facility Provider, each Surety Provider, each counterparty to an Interest Rate Exchange Agreement and each Indenture Agent of the existence of such Event of Default and shall proceed upon indemnification to the Trustee's satisfaction with the consent of each Credit Facility Provider or at the written direction of each Credit Facility Provider subject to the provisions of Article XI hereof, or upon the occurrence and continuance of any Event of Default specified in paragraph (c) of Section 10.01 hereof, the Trustee shall promptly notify the Corporation, each Credit Facility Provider, each Liquidity Facility Provider, each Surety Provider, each counterparty to an Interest Rate Exchange Agreement and each Indenture Agent of the existence of such Event of Default and may, with the written consent of each Credit Facility Provider, but shall not be required to (or, if instructed by the Registered Owners as described in Section 10.05 hereof with the written consent of each Credit Facility Provider, if any, or, if instructed in writing by each Credit Facility Provider, shall) proceed in its own name, subject to the provisions of Article XI hereof, to protect and enforce the rights of the Registered Owners by such of the following remedies, as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce such rights:

                  (i) by mandamus or other suit, action or proceeding at law or in equity, to enforce all rights of the Registered Owners, including the right to require the Corporation to carry out the covenants and agreements as to, and the assignment of, the Financed Student Loans and to require the Corporation to carry out any other covenants or agreements with Registered Owners and to perform its duties as prescribed by law;

                  (ii) by bringing suit upon the Notes;

                  (iii) by action or suit in equity, to require the Corporation to account as if it were the trustee of an express trust for the Registered Owners of the Notes;

                  (iv) by action or suit in equity to enjoin any acts or things which may be unlawful or in violation of the rights of the Registered Owners of the Notes; or

                  (v) upon the occurrence of an Event of Default specified in paragraphs (a) or (b), (d) or (e) of Section 10.01 hereof, the Trustee shall, but only with the written consent or at the written direction of each Credit Facility Provider, if any, and in the case of an Event of Default specified in paragraph (c), the Trustee shall, upon the written direction of the Registered Owners with the written consent or the written direction of each Credit Facility Provider, if any, as provided in Section 10.05 hereof, after written notice to the Corporation, to the extent required by law, declare the principal of the Notes then Outstanding to be immediately due and payable, whereupon the principal and the accrued interest on such Notes through the date of acceleration shall, without further action, become


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            and be immediately due and payable, anything in this Indenture, or in the Notes to the contrary notwithstanding. If all defaults shall be cured, then, the Trustee may annul such declaration and its consequences with the written consent of each Credit Facility Provider, if any; provided each Credit Facility or Liquidity Facility for the Notes previously in effect is fully reinstated and in full force and effect.

            (b) If Notes secured by a Credit Facility are accelerated upon the written consent or direction of each Credit Facility Provider, the Trustee shall make a drawing or claim on the Credit Facility concurrently with such acceleration for the principal and accrued interest on such Notes then due. Such drawing shall be made notwithstanding any right of such Credit Facility Provider to control remedies provided in Section 10.05 hereof, and the Trustee shall not require any indemnity for making such drawing.

            (c) In the enforcement of any rights and remedies under this Indenture, the Trustee shall be entitled to sue for, enforce payment of and receive any and all amounts then or during any default becoming, and at any time remaining, due and unpaid from the Corporation for principal, interest or otherwise, under any provisions of this Indenture or a Supplemental Indenture or of the Notes, with interest on overdue payments at the rate of interest specified in such Notes, together with any and all costs and expenses of collection and of all proceedings thereunder and under such Notes without prejudice to any other right or remedy of the Trustee or of the Registered Owners, and to recover and enforce a judgment or decree against the Corporation for any portion of such amounts remaining unpaid, with interest, costs and expenses (including without limitation pretrial, trial and appellate attorney fees), and to collect from the Corporation any moneys adjudged or decreed to be payable; provided, however, any recovery against the Corporation is limited to the Trust Estate.

            (d) Upon the occurrence of any Event of Default, and on the filing of suit or other commencement of judicial proceedings to enforce the rights of the Registered Owners under this Indenture, the Trustee shall be entitled, as a matter of right, to the appointment of a receiver or receivers of the Trust Estate and of the assets of the Corporation relating to the Student Loan Program, pending such proceedings, with such powers as the court making such appointment shall confer.

            (e) Except upon the occurrence and during the continuance of an Event of Default hereunder, the Corporation hereby expressly reserves and retains the privilege to receive and, subject to the terms and provisions of this Indenture, to keep or dispose of, claim, bring suit upon or otherwise exercise, enforce or realize upon its rights and interest in and to the Financed Student Loans and the proceeds of any collections therefrom, and neither the Trustee nor any Registered Owner shall in any manner be or be deemed to be an indispensable party to the exercise of any such privilege, claim or suit.

            (f) The Trustee shall select and liquidate or sell Trust Estate assets as provided in the following paragraph or as provided in the last paragraph of this Section but only at the written direction of each Credit Facility Provider, if any, and shall not be liable to any Registered Owner, any Credit Facility Provider, any Liquidity Facility Provider or the Corporation by reason of such selection, liquidation or sale.


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

      Whenever moneys are to be applied pursuant to this Article irrespective of and whether other remedies authorized under this Indenture shall have been pursued in whole or in part, the Trustee may cause any or all of the assets of the Trust Estate to be sold. The Trustee may so sell the assets of the Trust Estate and all right, title, interest, claim and demand thereto and the right of redemption thereof, in one or more parts, at any such place or places, and at such time or times and upon such notice and terms as the Trustee may deem appropriate with written consent of each Credit Facility Provider, if any, or at the written direction of each Credit Facility Provider and as may be required by law and apply the proceeds thereof in accordance with the provisions of this Section at the written direction of each Credit Facility Provider or with the written consent of each Credit Facility Provider. Upon such sale, the Trustee may make and deliver to the purchaser or purchasers a good and sufficient assignment or conveyance for the same, which sale shall be a perpetual bar both at law and in equity against the Corporation, each Credit Facility Provider, each Liquidity Facility Provider, the Registered Owners, and all other persons claiming such properties. No purchaser at any sale shall be bound to see to the application of the purchase money proceeds thereof or to inquire as to the authorization, necessity, expediency or regularity of any such sale. Nevertheless, if so requested by the Trustee, the Corporation shall ratify and confirm any sale or sales by executing and delivering to the Trustee or to such purchaser or purchasers all such instruments as may be necessary or, in the judgment of the Trustee, proper for the purpose which may be designated in such request.

      To the extent that funds are not otherwise available to pay amounts due to a Credit Facility Provider or a Liquidity Facility Provider under its Reimbursement Agreement pursuant to this Section, and unless otherwise provided in a Supplemental Indenture, the Trustee, at the request and in the sole discretion of the Corporation (except as provided in the final paragraph of this Section), shall convey or sell and deliver Financed Student Loans purchased with assets of the Trust Estate to such Credit Facility Provider or such Liquidity Facility Provider in partial or complete satisfaction of such obligations of the Corporation, subject to the acceptance of such Financed Student Loans by such Credit Facility Provider or such Liquidity Facility Provider at a purchase price equal to the principal outstanding plus accrued interest.

      Should an event of default under a Reimbursement Agreement have occurred and be continuing unremedied for more than 15 days each Credit Facility Provider under its Reimbursement Agreement shall be entitled to direct the Trustee in writing to sell Financed Student Loans constituting part of the Trust Estate and to apply the proceeds thereof as provided in Section 10.03 hereof.

      Section 10.03. Priority of Payments After Default.

            (a) In the event that upon the occurrence and during the continuance of any Event of Default, the funds held by the Trustee and Paying Agents shall be insufficient for the payment of principal or Redemption Price of and interest then due on the Notes, such funds (other than funds held for the payment of particular Notes pursuant to Article XII hereof or which have theretofore become due at maturity) and any other amounts received or collected by the Trustee acting pursuant to this Article, after providing for the payment of any fees and expenses, including attorney's fees, necessary in the opinion of the Trustee to protect the interest of the Registered Owners of the Notes and for the payment of the fees, charges and expenses and liabilities incurred and


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

      advances made by the Trustee or another Indenture Agent in the performance of their respective duties under this Indenture, including any fees due and owing (except that no lien shall attach to the proceeds of any drawing under a Credit Facility or Liquidity Facility or on any remarketing proceeds for the payment of such fees, charges and expenses), shall be applied as follows:

                  (i) If the principal of all of the Notes is not due and
            payable:

                  FIRST: To the payment to the persons entitled thereto of all installments of interest then due on Senior Notes and unpaid installments of amounts then due on any Interest Rate Exchange Agreements secured on a parity with the Senior Notes in the order of the maturity of such installments, and, if the amount available shall not be sufficient to pay in full any installment, then to the payment thereof ratably, according to the amounts due on such installment, to the persons entitled thereto, without any discrimination or preference.

                  SECOND: To the payment to the persons entitled thereto of the unpaid principal or Redemption Price of any Senior Notes then due and, if the amounts available shall not be sufficient to pay in full all the Senior Notes due, then to the payment thereof ratably, according to the amounts of principal or Redemption Price due on such date, to the persons entitled thereto, without any discrimination or preference.

                  THIRD: To the payment of any amounts then due and owing on a
            Credit Facility or Liquidity Facility for Senior Notes not paid pursuant to Section 10.03(a)(iv) hereof.

                  FOURTH: To the payment of any amounts then due and owing to the provider of a Debt Service Reserve Policy.

                  FIFTH: To the payment to the persons entitled thereto of all installments of interest then due on Subordinate Notes and unpaid installments of amounts then due on any Interest Rate Exchange Agreements secured on a parity with Subordinate Notes in the order of the maturity of such installments, and, if the amount available shall not be sufficient to pay in full any installment, then to the payment thereof ratably, according to the amounts due on such installment, to the persons entitled thereto, without any discrimination or preference.

                  SIXTH: To the payment to the persons entitled thereto of the unpaid principal or Redemption Price of any Subordinate Notes then due and, if the amounts available shall not be sufficient to pay in full all the Subordinate Notes due, then to the payment thereof ratably, according to the amounts of principal or Redemption Price due on such date, to the persons entitled thereto, without any discrimination or preference.

                  SEVENTH: To the payment of any amounts then due and owing on a
            Credit Facility or Liquidity Facility for Subordinate Notes not paid pursuant to Section 10.03(a)(iv) hereof.


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

                  EIGHTH: To the payment to the persons entitled thereto of all installments of interest then due on Junior-Subordinate Notes and unpaid installments of amounts then due on any Interest Rate Exchange Agreements secured on a parity with Junior-Subordinate Notes in the order of maturity of such installments, and, if the amount available shall not be sufficient to pay in full any installment, then to the payment thereof ratably, according to the amounts due on such installment, to the persons entitled thereto, without any discrimination or preference.

                  NINTH: To the payment to the persons entitled thereto of the unpaid principal or Redemption Price of any Junior-Subordinate Notes then due and, if the amounts available shall not be sufficient to pay in full all the Junior-Subordinate Notes due, then to the payment thereof ratably, according to the amounts of the principal or Redemption Price due on such date, to the persons entitled thereto, without any discrimination or preference.

                  TENTH: To the payment of any amounts then due and owing on a
            Credit Facility or Liquidity Facility for Junior-Subordinate Notes not paid pursuant to Section 10.03(a)(iv) hereof.

                  (ii) If the principal of all of the Notes have become or have been declared due and payable:

                  FIRST, to the payment of the principal and interest then due and unpaid upon the Senior Notes and amounts payable on Interest Rate Exchange Agreements secured on a parity with Senior Notes without preference or priority of principal over interest or of interest over principal, or of any installment of interest on an Interest Rate Exchange Agreement secured on a parity with the Senior Notes over any other installment of interest, or of any Senior Notes or Interest Rate Exchange Agreements secured on a parity with Senior Notes over any other Senior Note or Interest Rate Exchange Agreements secured on a parity with Senior Notes, ratably, according to the amounts due respectively for principal and interest, to the persons entitled thereto without any discrimination or preference except as to any difference in the respective rates of interest specified in the Senior Notes or any Interest Rate Exchange Agreements secured on a parity with Senior Notes;

                  SECOND, to the payment of any amounts then due and owing on a
            Credit Facility or Liquidity Facility for Senior Notes not paid pursuant to Section 10.03(a)(iv) hereof;

                  THIRD, to the payment of any amounts then due and owing to any provider of a Debt Service Reserve Policy;

                  FOURTH, to the payment of the principal and interest then due and unpaid upon the Subordinate Notes and amounts payable on Interest Rate Exchange Agreements secured on a parity with Subordinate Notes without


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

            preference or priority of principal over interest or of interest over principal, or of any installment of interest on an Interest Rate Exchange Agreement secured on a parity with the Subordinate Notes over any other installment of interest, or of any Subordinate Notes or Interest Rate Exchange Agreements secured on a parity with Subordinate Notes over any other Subordinate Note or Interest Rate Exchange Agreements secured on a parity with Subordinate Notes, ratably, according to the amounts due respectively for principal and interest, to the persons entitled thereto without any discrimination or preference except as to any difference in the respective rates of interest specified in the Subordinate Notes or any Interest Rate Exchange Agreements secured on a parity with Subordinate Notes;

                  FIFTH, to the payment of any amounts then due and owing on a
            Credit Facility or Liquidity Facility for Subordinate Notes not paid pursuant to Section 10.03(a)(iv) hereof;

                  SIXTH, to the payment of the principal and interest then due and unpaid upon the Junior-Subordinate Notes and amounts payable on Interest Rate Exchange Agreements secured on a parity with Junior-Subordinate Notes without preference or priority of principal over interest or of interest over principal, or of any installment of interest on an Interest Rate Exchange Agreement secured on a parity with the Junior-Subordinate Notes over any other installment of interest, or of any Junior-Subordinate Notes or Interest Rate Exchange Agreements secured on a parity with Junior-Subordinate Notes over any other Junior-Subordinate Note or Interest Rate Exchange Agreements secured on a parity with Junior-Subordinate Notes, ratably, according to the amounts due respectively for principal and interest, to the persons entitled thereto without any discrimination or preference except as to any difference in the respective rates of interest specified in the Junior-Subordinate Notes or any Interest Rate Exchange Agreements secured on a parity with Junior-Subordinate Notes;

                  SEVENTH, to the payment of any amounts then due and owing on a
            Credit Facility or Liquidity Facility for Junior-Subordinate Notes not paid pursuant to Section 10.03(a)(iv) hereof.

                  (iii) If the principal of all the Notes shall have been
            declared immediately due and payable, and if such declarations shall thereafter have been rescinded and annulled under the provisions of this Article, then, subject to the provisions of Section 10.02(a)(v) hereof in the event that the principal of all the Notes shall later become due or be declared due and payable, the moneys shall be applied in accordance with the provisions of Section 10.03(a)(i) hereof.

                  (iv) With respect to any payment made under this Section
            10.03(a), in the event the Notes on which a payment is to be made are secured by a Credit Facility, payment of principal and interest on such Notes shall be paid from a drawing on the Credit Facility as set forth in Section 5.06 hereof and each Credit Facility Provider shall be reimbursed for the drawing in the priority given to such Notes in subsections (i) and (ii) above.


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

            (b) Whenever moneys are to be applied by the Trustee pursuant to the provisions of this Section, such moneys shall be applied by the Trustee at such times, and from time to time, as the Trustee in its sole discretion shall determine, having due regard to the amount of such moneys available for application and the likelihood of additional money becoming available for such application in the future. The deposit of such moneys with the Paying Agents, or otherwise setting aside such moneys in trust for the proper purpose, shall constitute proper application by the Trustee, and the Trustee shall incur no liability whatsoever to the Corporation, to any Registered Owner or to any other person for any delay in applying any such moneys, so long as the Trustee acts with reasonable diligence, having due regard for the circumstances, and ultimately applies the same in accordance with such provisions of this Indenture as may be applicable at the time of application by the Trustee. Whenever the Trustee shall exercise such discretion in applying such moneys, it shall fix the date (which shall be an Interest Payment Date unless the Trustee shall deem another date more suitable) upon which such application is to be made and upon such date interest on the amounts of principal to be paid on such date shall cease to accrue. The Trustee shall give such notice as it may deem appropriate for the fixing of any such date. The Trustee shall not be required to make payment to the Registered Owner of any unpaid Note unless such Note shall be presented to the Trustee for appropriate endorsement or for cancellation if fully paid.

      Section 10.04. Termination of Proceedings. In case any proceedings taken by the Trustee on account of any Event of Default shall have been discontinued or abandoned for any reason, then in every such case the Corporation, the Trustee and the Registered Owners shall be restored to their former positions and rights hereunder, respectively, and all rights, remedies, powers and duties of the Trustee shall continue as though no such proceeding had been taken; provided each Credit Facility or Liquidity Facility for the Notes previously in effect is fully reinstated and in full force and effect.

      Section 10.05. Registered Owners' Direction of Proceedings. Whenever it is provided in this Article that the Registered Owners of the Notes shall enjoy certain rights, be permitted to exercise certain remedies or to direct the Trustee to take certain actions, this Section shall control. Upon the occurrence of an Event of Default described in Section 10.01(c), (d) or (e) hereof, each Credit Facility Provider, if any, for or the Registered Owners of not less than 100% in principal amount of the Senior Notes then Outstanding, but only with the written consent of each Credit Facility Provider, if any, for the Senior Notes (or, if no Senior Notes are Outstanding, each Credit Facility Provider, if any, for or the Registered Owners of not less than 100% in principal amount of the Subordinate Notes then Outstanding, but only with the written consent of each Credit Facility Provider, if any, for the Subordinate Notes, or, if no Senior Notes or Subordinate Notes are Outstanding, each Credit Facility Provider, if any, or the Registered Owners of not less than 100% in principal amount of the Junior-Subordinate Notes then Outstanding, but only with the written consent of each Credit Facility Provider, if any, for the Junior-Subordinate Notes), or, upon the occurrence of an Event of Default described in Section 10.01(a) or (b) hereof, each Credit Facility Provider, if any, for or the Registered Owners of a majority in the principal amount of the Senior Notes then Outstanding, but only with the written consent of each Credit Facility Provider, if any, for the Senior Notes (or, if no Senior Notes are Outstanding, each Credit Facility Provider, if any, for or the Registered Owners of a majority in principal amount of the Subordinate Notes then Outstanding, but only with the


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written consent of each Credit Facility Provider, if any, for the Subordinate
Notes, or, if no Senior Notes or Subordinate Notes are Outstanding, each Credit Facility Provider, if any, or the Registered Owners of a majority in principal amount of the Junior-Subordinate Notes then Outstanding, but only with the written consent of each Credit Facility Provider, if any, for the Junior-Subordinate Notes), shall have the right to direct the Trustee to take all or any of the actions described in Section 10.02(a) hereof. In the event that each Credit Facility Provider or such Registered Owners have previously given to the Trustee written notice of an Event of Default and shall have afforded the Trustee a reasonable opportunity, following the offer to the Trustee of security and indemnity satisfactory to it against the fees, costs, expenses and liabilities to be incurred therein or thereby, either to proceed to exercise the powers herein granted or to pursue a remedy described herein, and the Trustee shall have refused or neglected to comply with such request, then each Credit Facility Providers, if any, for or the Registered Owners of the requisite percentage in principal amount of the Senior Notes with the written consent of each Credit Facility Provider for the Senior Notes (or, if no Senior Notes are Outstanding, each Credit Facility Provider, if any, for or the Registered Owners of requisite percentage in principal amount of the Subordinate Notes then Outstanding, but only with the written consent of each Credit Facility Provider, if any, for the Subordinate Notes, or, if no Senior Notes or Subordinate Notes are Outstanding, each Credit Facility Provider, if any, or the Registered Owners of requisite percentage in principal amount of the Junior-Subordinate Notes then Outstanding, but only with the written consent of each Credit Facility Provider, if any, for the Junior-Subordinate Notes), shall have the right to direct the Trustee in writing to take all or any of the actions described in Section may exercise such rights.

      In the event that a Credit Facility Provider has issued a Credit Facility or a Liquidity Facility Provider has issued a Liquidity Facility respecting a Series of Notes and unless such Credit Facility Provider or such Liquidity Facility Provider is then in receivership, bankruptcy or reorganization or is then continuing wrongfully to dishonor drawings under the Credit Facility or Liquidity Facility, upon the occurrence of any Event of Default or any other event described below, such Credit Facility Provider or, in the event there is no Credit Facility Provider, such Liquidity Facility Provider (provided amounts are owing to the Liquidity Facility Provider under the applicable Reimbursement Agreement) shall be considered as the Registered Owner of 100% of such Series of Notes solely for the purpose of directing the actions of the Trustee under this Article. All rights and remedies described in this Article shall apply not only following the occurrence of an Event of Default, but also following the occurrence of any event which gives rights to a Credit Facility Provider or Liquidity Facility Provider upon the occurrence of an event of default under the Reimbursement Agreement with that Credit Facility Provider or Liquidity Facility Provider. Notwithstanding anything else herein, if the Trustee receives contrary written direction from the Registered Owners, any Credit Facility Provider and any Liquidity Facility Provider for the same Series of Notes, it shall act on the direction of such Credit Facility Provider provided (a) the direction complies with the requirements of this Indenture (including the provisions of satisfactory indemnity), and (b) such Credit Facility Provider is not then in receivership, bankruptcy or reorganization or continuing to dishonor wrongfully a drawing on the Credit Facility. If the conditions for direction by such Credit Facility Provider are not met, the Trustee shall act on the direction of the Liquidity Facility Provider provided (i) the direction complies with the requirements of this Indenture (including the provisions of satisfactory indemnity), (ii) the Liquidity Facility Provider is not then in receivership, bankruptcy or reorganization or continuing to dishonor wrongfully a drawing on the Liquidity Facility, and


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(iii) amounts are owing to the Liquidity Facility Provider under the applicable
Reimbursement Agreement. If the conditions for direction by such Credit Facility Provider and Liquidity Facility Provider are not met, the Trustee shall act on the direction of the Registered Owners provided in the manner described in this Section.

      Any provision of this Indenture to the contrary notwithstanding, the consent or approval of a Credit Facility Provider or Liquidity Facility Provider shall not be necessary where, in the case of consent or approval by a Credit Facility Provider, such Credit Facility Provider is in bankruptcy, insolvency, receivership or similar proceeding or in default of or contesting its obligations under any Credit Facility, and in the case of consent or approval of a Liquidity Facility Provider, such Liquidity Facility Provider is in bankruptcy, insolvency, receivership or similar proceeding, or is in default of or contesting its obligations under any Liquidity Facility.

      Section 10.06. Limitation on Rights of Registered Owners.

            (a) Except as otherwise specifically provided by Section 10.05 hereof or by this Section, no Registered Owner of any Note shall have any right to institute any suit, action, mandamus or other proceeding in equity or at law hereunder, or for the protection or enforcement of any right under this Indenture. It is understood and intended that, except as otherwise above provided, no one, or more Registered Owners of the Notes shall have any right in any manner whatever by its or their action to affect, disturb or prejudice the security of this Indenture, or to enforce any right hereunder with respect to the Notes or this Indenture, except in the manner herein provided, and that all proceedings at law or in equity shall be instituted, had and maintained in the manner herein provided and for the benefit of Registered Owners of the Outstanding Notes.

            (b) Anything to the contrary notwithstanding contained in this Section, or any other provision of this Indenture, each Registered Owner of any Note by his acceptance thereof shall be deemed to have agreed that any court in its discretion may require, in any suit for the enforcement of any right or remedy under this Indenture or any Supplemental Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the reasonable costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable pretrial, trial and appellate attorneys fees, against any party litigant in any such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this paragraph shall not apply to any suit instituted by the Trustee.

      Section 10.07. Possession of Notes by Trustee Not Required. All rights of action under this Indenture or under any of the Notes, enforceable by the Trustee, may be enforced by it without the possession of any of the Notes or the production thereof on the trial or other proceeding relative thereto, and any such suit, action or proceeding instituted by the Trustee shall be brought in its name for the benefit of all the Registered Owners of such Notes, subject to the provisions of this Indenture.

      Section 10.08. Remedies Not Exclusive. No remedy herein conferred upon or reserved to the Trustee or to the Registered Owners of the Notes is intended to be exclusive of any other


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remedy or remedies, and each and every such remedy shall be cumulative and shall be in addition to any other remedy given hereunder or now or hereafter existing at law or in equity or by statute.

      Section 10.09. No Waiver of Default. No delay or omission of the Trustee or of any Registered Owner of the Notes to exercise any right or power accruing upon any default shall impair any such right or power or shall be construed to be a waiver of any such default or an acquiescence therein and every power and remedy given by this Indenture to the Trustee and the Registered Owners of the Notes, respectively, may be exercised from time to time and as often as may be deemed expedient.

      Section 10.10. Notice of Event of Default; Acceleration. The Trustee shall give to all the Registered Owners, the Corporation, each Indenture Agent, each Credit Facility Provider, each Liquidity Facility Provider and each Surety Provider notice of each Event of Default hereunder known by a trust officer in the corporate trust department of the Trustee within 90 days after actual knowledge of the occurrence thereof, unless such Event of Default shall have been remedied or cured before the giving of such notice; provided, that, the Trustee shall be protected in withholding such notice from the Registered Owners if and so long as the board of directors, the executive committee, or a trust committee of directors or responsible officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Registered Owners. The Trustee shall be deemed to have actual knowledge of any Event of Default under Section 10.01(a) and (b) and any other Event of Default for which an Indenture Agent, a Credit Facility Provider, a Liquidity Facility Provider or a Registered Owner has provided the Trustee with written notice of such Event of Default. Each such notice of Event of Default shall be given by the Trustee by mailing written notice thereof: (a) to all Registered Owners of Notes, as the names and addresses of such Registered Owners appear upon the books for registration and transfer of Notes as kept by the Trustee, and (b) to such other persons, at the addresses given herein or in the related Supplemental Indenture.

      The Trustee shall give to all Registered Owners, the Corporation, each Indenture Agent, each Credit Facility Provider, each Liquidity Facility Provider and each Surety Provider notice of acceleration of a Series of Notes as soon as possible, but in any event no later than the second Business Day after an acceleration.

                                   ARTICLE XI

                         CONCERNING THE INDENTURE AGENTS

      Section 11.01. Appointment and Acceptance of Duties of Trustee. Zions First National Bank is hereby appointed as Trustee. By executing this Indenture, the Trustee hereby accepts the trusts and obligations imposed upon it by this Indenture and agrees to perform such trusts and obligations, but only upon and subject to the following express terms and conditions:

            (a) The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and there shall be no implied duties or obligations. In case an Event of Default has occurred (which has not


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      been cured or waived) the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use in the circumstances in the conduct of his own affairs.

            (b) The Trustee may execute any of the trusts or powers hereof and perform, any of its duties by or through attorneys, agents, receivers or employees but shall be answerable for the conduct of the same in accordance with the standard specified above, and shall be entitled to act, upon the opinion or advice of its counsel concerning all matters hereof, and may in all cases be reimbursed hereunder for reasonable compensation paid to all such attorneys, agents, receivers and employees as may reasonably be employed in connection with the trust hereof. The Trustee may act upon an Opinion of Counsel, and shall not be responsible for any loss or damage resulting from any action by it taken or omitted to be taken in good faith in reliance upon such Opinion of Counsel. The Trustee may act upon a Corporation Order and shall not be responsible for any loss or damage resulting from any action by it taken or omitted to be taken in good faith in reliance upon such Corporation Order without negligence or willful default. The Trustee need not investigate or make any independent determination of the facts, representations or conclusions contained in a Corporation Order. Prior to taking any action hereunder, the Trustee shall be entitled to a Corporation Order and/or an Opinion of Counsel that all conditions precedent under this Indenture and any Supplemental Indenture to the taking of such action have been satisfied.

            (c) The recitals of fact (other than those expressly made by the Trustee) contained herein and in the Notes shall be taken as statements of the Corporation and the Trustee shall not be responsible for any recital herein or in the Notes (except in respect to the certificate of the Trustee endorsed on the Notes), or for the validity of the execution by the Corporation of this Indenture or of any supplements thereto or instruments of further assurance, or for the sufficiency of, or filing of documents related to, the security for the Notes issued hereunder or intended to be secured hereby, and the Trustee shall not be bound to ascertain or inquire as to the observance or performance of any covenants, conditions or agreements on the part of the Corporation except as set forth in subsection (j) of this Section. The Trustee makes no representations as to the value of the Financed Student Loans, the Trust Estate, the Funds and Accounts or any part thereof, or as to the title of the Corporation thereto or as to the security or priority afforded thereby and hereby, or as to the validity or sufficiency of this Indenture or of the Notes issued hereunder and the Trustee shall not be responsible or liable for any loss suffered directly or indirectly in connection with any investment of funds made by it in accordance with this Indenture.

            (d) The Trustee shall not be accountable for the use of any Notes authenticated or delivered hereunder. The commercial bank or trust company acting as Trustee and its directors, officers, employees or agents may in good faith buy, sell, own, hold and deal in the Notes and may join in any action which any Registered Owner may be entitled to take with like effect as if such commercial bank or trust company were not the Trustee. To the extent permitted by law, such bank or trust company may also receive tenders and purchase in good faith Notes from itself, including any department, affiliate or subsidiary, with like effect as if it were not the Trustee.


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            (e) The Trustee shall be protected in acting upon any notice, request, consent, certificate, order, affidavit, letter, telegram, opinion or other paper or document reasonably believed by it to be genuine and correct and to have been signed or sent by the proper person or persons. Any action taken by the Trustee pursuant to this Indenture upon the request or authority or consent of any person who at the time of making such request or giving such authority or consent is the Registered Owner of any Note shall be conclusive and binding upon all future Registered Owners of the same Note and upon Notes issued in exchange there for or in place thereof.

            (f) As to the existence or nonexistence of any fact or as to the sufficiency or validity of any document, instrument, certificate, paper or proceeding, the Trustee shall be entitled to rely upon a certificate believed in good faith to be genuine and correct, signed on behalf of the Corporation by an Authorized Representative as sufficient evidence of the facts therein contained, the Trustee may also accept a similar certificate to the effect that any particular dealing, transaction or action is necessary or expedient, but may at its discretion secure such further evidence deemed necessary or advisable, but shall in no case be bound to secure the same. The Trustee may accept a certificate of an Authorized Representative of the Corporation to the effect that a resolution in the form therein set forth has been adopted by the Corporation as conclusive evidence that such resolution has been duly adopted and is in full force and effect.

            (g) The permissive right of the Trustee to do things enumerated in this Indenture shall not be construed as a duty and the Trustee shall not be answerable for other than its negligence or willful default. The immunities and exceptions from liability of the Trustee shall extend to its officers, directors, employees and agents.

            (h) The Trustee shall not be required to give any Note or surety in respect to the execution of its rights and obligations hereunder.

            (i) All moneys received by the Trustee shall, until used or applied or invested as herein provided, be held in trust in the manner and for the purposes for which they were received but need not be segregated from other funds except to the extent required by this Indenture or by law. The Trustee shall not be under any liability for interest on any moneys received hereunder except such as may be agreed upon.

            (j) The Trustee shall not be required to take notice or be deemed to have notice of any Event of Default hereunder except Events of Default of which the Trustee has, through a trust officer of its corporate trust department, actual knowledge, and in the absence of such knowledge the Trustee may conclusively assume there is no Event of Default except as aforesaid.

            (k) Notwithstanding anything contained elsewhere in this Indenture, the Trustee shall have the right, but shall not be required, to demand, in respect of the authentication of any Notes, the withdrawal of any cash, the release of any property, or any action whatsoever within the purview of this Indenture, any showings, certificates, opinions, appraisals or other information, or corporate action or evidence thereof, in addition to that required by the terms hereof as a condition of such action by the Trustee,


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      reasonably and in good faith deemed necessary by the Trustee, for the purpose of establishing the right of the Corporation to the authentication of any Notes, the withdrawal of any cash, or the taking of any other action by the Trustee.

            (l) Except for establishing and notifying Registered Owners of mandatory tenders, mandatory redemptions and acceleration of the Notes and actions required to effect drawings under a Credit Facility or a Liquidity Facility and the payment of proceeds thereof to entitled Registered Owners, before taking any action hereunder, whether permissive or mandatory, the Trustee may require that security and/or indemnification satisfactory to it be furnished for the reimbursement of all fees and expenses to which it may be put and to protect it against all liability, except liability which is adjudicated to have resulted from its negligence or willful default by reason of any action so taken.

            (m) If the Trustee receives different or conflicting instructions or directions from more than one group of Registered Owners of Notes of a given Series or priority of Notes, each of which is provided in accordance with the Indenture, the Trustee shall act in accordance with the instructions or directions provided by the group of Registered Owners representing the larger aggregate principal amount with such Series or priority of Notes then Outstanding.

            (n) Recitals, statements and representations contained in any document in the nature of an official statement or offering circular, preliminary or final, relating to any Series of Notes shall not be taken or construed as made by the Trustee, and the Trustee neither assumes or shall be under any responsibility for the correctness or truth of the same. Except for information concerning the Trustee provided in writing by the Trustee, if any, the Trustee shall have no duty or responsibility to examine or review and shall have no liability for the contents of any documents submitted or delivered to any Registered Owner in the nature of an official statement or offering circular, preliminary or final.

            (o) The Trustee shall not be accountable or responsible in any manner whatsoever for any action of the Corporation, any other Indenture Agent, any Servicer or Subservicer, any Guarantee Agency, any Remarketing Agent or for the application of moneys by any Servicer or Subservicer or moneys on deposit in the Operating Fund until such time as funds are received by the Trustee. The Servicer shall prepare for filing with the Secretary any required reports. The Trustee shall have no duty to monitor or supervise any actions relating to the servicer's obligations under any Servicing Agreement.

            (p) In fulfilling its responsibilities hereunder, under any other instruments or agreements, or under law the Trustee may act in full reliance upon the Corporation or any Servicer or Subservicer with respect to all such determinations made, actions taken and directions to the Trustee given by them, and the Trustee shall have no duty or responsibility to the Corporation, any Servicer, any Subservicer, the Registered Owners of the Notes or any other person or entity for any action (or inaction) of the Trustee taken in reliance upon any such determinations, actions or directions. The Corporation shall


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      hold the Trustee harmless for any error or omission resulting from the
      Trustee's reliance upon the Corporation, any Indenture Agent or any Servicer or Subservicer unless in connection with such action or omission the Trustee has unreasonably or negligently failed to perform its obligations under an agreement with any Servicer or under this Indenture.

            (q) Before taking any action hereunder (other than a draw on a Credit Facility, Liquidity Facility or Debt Service Reserve Policy) requested by the Registered Owner, or by any Credit Facility Provider or any Liquidity Facility Provider, the Trustee may require that it be furnished an indemnity note or other indemnity and security satisfactory to it, for the reimbursement of all expenses to which it may be put and to protect it against all liability, except liability which results from the gross negligence or willful misconduct of the Trustee pursuant to this Indenture, by reason of any action so taken by the Trustee.

            (r) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers (other than the Trustee's duty to draw on a Credit Facility, a Liquidity Facility or a Debt Service Reserve Policy), unless it shall have indemnity and security satisfactory to it for the reimbursement of all payments and expenses to which it may be put and to protect it against all liability.

      Section 11.02. Appointment and Acceptance of Duties of Paying Agents Note Registrar and Other Indenture Agents.

            (a) The Corporation may appoint one or more Indenture Agents as the Corporation deems necessary, provided that each such Indenture Agent shall at all times be a commercial bank or trust company organized and doing business under the laws of the United States or of any state with a combined capital and surplus of at least $25,000,000 and authorized under such laws to exercise corporate trust powers subject to supervision or examination by a Federal or state regulatory authority. If such corporation publishes reports of condition at least annually pursuant to law or the requirements of such regulatory authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition to be published. Such Indenture Agents shall include one or more Paying Agents and a Registrar for the Notes and the Corporation may at any time or from time to time appoint one or more other Paying Agents having the qualifications set forth above for a successor Paying Agent, along with such other Indenture Agents as may be required in connection with any Notes in accordance with the provisions of and by designation in the Supplemental Indenture authorizing such Notes with the written consent of each Credit Facility Provider, if any.

            (b) Each Paying Agent, Registrar and other Indenture Agent (other than the Trustee) shall signify its acceptance of the duties and obligations imposed upon it by this Indenture by a written statement of acceptance executed and delivered to the Corporation and the Trustee which shall include the address to which notice may be delivered in accordance with Section 13.04 hereof.


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

            (c) The principal or corporate trust officers of the Paying Agents are hereby designated as the respective agents of the Corporation for the payment of the Notes.

      Section 11.03. Responsibility of Indenture Agents. The recitals of fact herein and in the Notes contained shall be taken as the statements of the Corporation and no Indenture Agent assumes any responsibility for the correctness of the same. No Indenture Agent makes any representations as to the validity or sufficiency of this Indenture or of any Notes issued hereunder or in respect of the security afforded by this Indenture, and no Indenture Agent shall incur any responsibility in respect thereof. The Authenticating Agent shall, however, be responsible for its representations contained in its certificate on the Notes. No Indenture Agent shall be under any responsibility or duty with respect to the issuance of the Notes for value or the application of the proceeds thereof or the application of any moneys paid to the Corporation. No Indenture Agent shall be under any responsibility or duty with respect to the application of any moneys paid to any other Indenture Agent. No Indenture Agent shall be under any obligation or duty to perform any act which would involve it in expense or liability or to institute or defend any suit in respect hereof, or to advance any of its own moneys, unless indemnified to its satisfaction (but no such indemnification shall be made with proceeds of a drawing on a Credit Facility or a Liquidity Facility or with remarketing proceeds). No Indenture Agent shall be liable in connection with the performance of its duties hereunder except for its own negligence or willful default. Neither the Trustee nor any Paying Agent shall be under any responsibility or duty with respect to the application of any moneys paid to any one of the others.

      Section 11.04. Evidence on Which Indenture Agents May Act. Each Indenture Agent shall be protected in acting upon any notice, indenture, request, consent, order, certificate, report, Opinion of Counsel, Note or other paper or document believed by it to be genuine, and to have been signed or presented by the proper party or parties. Each Indenture Agent may consult with counsel, who may be counsel to the Corporation, and the Opinion of Counsel of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered by it hereunder in good faith and in accordance therewith. Whenever any Indenture Agent shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering any action hereunder, including payment of moneys out of any Fund or Account, such matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by a Authorized Representative or by another Indenture Agent if so specified herein or in the applicable Supplemental Indenture, and such certificate shall be full warrant for any action taken or suffered in good faith under the provisions of this Indenture upon the faith thereof, but in its sole discretion the Indenture Agent may in lieu thereof accept other evidence of such fact or matter or may require such further or additional evidence as to it may seem reasonable. Neither the Trustee nor any successor Trustee or other Indenture Agent shall be liable to the Corporation, the Registered Owners of any of the Notes, any Credit Facility Provider, any Liquidity Facility Provider, or any other person for any act or omission done or omitted to be done by such Indenture Agent in reliance upon any instruction, direction or certification received by the Trustee pursuant to this Indenture or for any act or omission done or omitted in good faith and without negligence or willful default. Except as otherwise expressly provided herein, any request, order, notice or other direction required or permitted to be furnished pursuant to any provision hereof by the Corporation to any Indenture Agent shall be sufficiently executed if executed in the name of the Corporation by an Authorized Representative.


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      Section 11.05. Compensation and Indemnification. Except as may be
otherwise provided in a Supplemental Indenture, the Corporation shall pay to each Indenture Agent from time to time reasonable compensation for all services rendered under this Indenture, and also all reasonable expenses, charges, counsel fees and other disbursements, including those of their attorneys, agents and employees, incurred in and about the performance of their powers and duties under this Indenture. The Corporation further agrees to indemnify and save each Indenture Agent harmless against any liabilities which it may incur in the exercise and performance of its powers and duties hereunder, and which are not due to its negligence or willful default, to the extent solely payable from the Trust Estate, but not from the proceeds of a drawing on a Credit Facility or a Liquidity Facility or from remarketing proceeds.

      Section 11.06. Permitted Acts and Functions. Any Indenture Agent may become the Registered Owner of any Notes, with the same rights it would have if it were not an Indenture Agent. Any Indenture Agent may permit any of its officers or directors to act as a member of, or in any other capacity with respect to, any committee formed to protect the rights of Registered Owners or to effect or aid in any reorganization growing out of the enforcement of the Notes or this Indenture, whether or not any such committee shall represent the Registered Owners of a majority in principal amount of the Notes then Outstanding. Any Indenture Agent may be a participant in the Student Loan Program and may sell Student Loans to the Corporation. Any Indenture Agent may be an underwriter in connection with the sale of the Notes or of any other securities offered or issued by the Corporation.

      Section 11.07. Trustee Covenants with Respect to Eligible Lender Status. The Trustee covenants as follows:

            (a) if requested by the Corporation, the Trustee will fulfill the requirements to become an Eligible Lender and will remain an Eligible Lender so long as the Trustee remains Trustee under this Indenture; provided, however, that the Trustee shall have no responsibility or liability hereunder if it fails to remain as an Eligible Lender as a result of the actions or inactions of the Corporation or any Servicer; and

            (b) if requested by the Corporation to become an Eligible Lender, the Trustee shall take such actions, but only such actions, with respect to being an Eligible Lender as shall be reasonably requested by the Corporation; such actions do not include taking steps or instituting suits, actions or proceedings necessary or appropriate for the enforcement of all terms covenants and conditions of all Student Loans and agreements in connection therewith, including the prompt payment of all principal and interest payments and all other amounts due thereunder, for which the Corporation is solely responsible.

      Section 11.08. Trustee's Status as an Eligible Lender. If the Trustee is requested by the Corporation to act as an Eligible Lender under this Indenture, for the purposes of this Indenture and all documents, agreements, understandings and arrangements relating to this Indenture that are executed by the Trustee, such documents have been executed by the Trustee with the understanding that it may be deemed to be an Eligible Lender under the Higher Education Act. The Corporation hereby agrees that it will indemnify and hold harmless the Trustee and its officers, directors, employees and agents for any and all liability which may be incurred because of Trustee's status as an Eligible Lender or because of the Trustee's entering


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into this Indenture or any of the other transaction documents that results from the actions or inactions of the Corporation or any Servicer. The Corporation agrees that it will not seek recourse or commence any action against the Trustee or its officers, directors, employees or agents or any of their personal assets for the performance or payment of any obligation under the Act. The Trustee shall have no liability or responsibility with respect to any of the duties and obligations specifically undertaken by the Corporation pursuant to Section 7.11 hereof.

      Section 11.09. Resignation of Trustee. The Trustee may at any time resign and be discharged of the duties and obligations created by this Indenture by giving not less than 60 days' written notice to the Corporation, each Indenture Agent, each Credit Facility Provider, each Liquidity Facility and each Surety Provider, and mailing notice thereof specifying the date when such resignation shall take effect, to the Registered Owners, and such resignation shall take effect upon the day specified in such notice unless a successor shall have been appointed as provided in Section 11.11 hereof, in which event such resignation shall take effect immediately on the appointment of such successor. Notwithstanding the foregoing, no resignation of the Trustee hereunder shall become effective until a successor Trustee has been appointed with the written consent of each Credit Facility Provider, if any, and accepted its appointment and each Credit Facility, each Liquidity Facility and each Debt Service Reserve Policy has been properly transferred to the successor Trustee in accordance with their respective terms.

      Section 11.10. Removal of Trustee. The Trustee shall be removed by the Corporation if at any time so requested by an instrument or concurrent instruments in writing, filed with the Trustee and the Corporation and signed by each Credit Facility Provider, if any, or by the Registered Owners of a majority in principal amount of the Notes then Outstanding or their attorney-in-fact duly authorized, excluding any Notes held by or for the account of the Corporation, with the written consent of each Credit Facility Provider, if any, shall have been obtained. The Corporation may remove the Trustee at any time, except during the existence of an Event of Default, for such cause as shall be determined in the sole discretion of the Corporation by filing with the Trustee an instrument signed by an Authorized Representative. The Corporation shall remove the Trustee if directed to do so in writing by each Credit Facility Provider for cause by filing with the Trustee an instrument signed by an Authorized Representative and such Credit Facility Provider. Notwithstanding the foregoing, no removal of the Trustee hereunder shall become effective until a successor has been appointed and has accepted such appointment and until each Credit Facility, each Liquidity Facility and each Debt Service Reserve Policy then in effect has been properly transferred to a successor Trustee in accordance with their respective terms.

      Section 11.11. Appointment of Successor Trustee.

            (a) If at any time the Trustee shall resign or shall be removed or shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or if a receiver, liquidator or conservator of the Trustee, or of its property, shall be appointed, or if any public officer shall take charge or control of the Trustee, or of its property or affairs, the Corporation covenants and agrees that it will promptly thereupon appoint a successor Trustee. The Corporation shall mail notice of any such appointment made by it within 20 days after such appointment to all Registered Owners of Notes.


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

            (b) If no appointment of a successor Trustee shall have been made pursuant to the provisions of subsection (a) above within 45 days after the Trustee shall have given to the Corporation written notice, as provided in Section 11.09 hereof, or after a vacancy in the office of the Trustee shall have occurred by reason of its inability to act, the Trustee or the Registered Owner of any Note may apply to any court of competent jurisdiction to appoint a successor Trustee. Said court may thereupon, after such notice, if any, as such court may deem proper and prescribe, appoint a successor Trustee.

      Every successor Trustee appointed pursuant to this Section shall be a commercial bank or trust company in good standing, duly authorized to exercise trust powers and subject to examination by federal or state authority, having a reported capital and surplus of not less than $25,000,000, shall otherwise meet the requirements of Section 11.02(a) hereof, shall be acceptable to each Credit Facility Provider and, if requested by the Corporation, shall be an Eligible Lender as required by Section 11.07 hereof.

      Section 11.12. Transfer of Rights and Properly to Successor Trustee. Any successor Trustee appointed under this Indenture shall execute, acknowledge and deliver to its predecessor Trustee, and also to the Corporation, an instrument accepting such appointment, and thereupon such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all moneys, estates, properties, rights, powers, duties and obligations of such predecessor Trustee, with like effect as if originally named as Trustee, but the Trustee ceasing to act shall nevertheless, on the request of the Corporation, or of its successor Trustee, upon payment in full of all fees, costs and expenses, execute, acknowledge and deliver such instruments of conveyance and further assurance and do such other things as may reasonably be required for more fully and certainly vesting and confirming in such successor Trustee all the right, title and interest of the predecessor Trustee in and to any property held by it under this Indenture, and shall pay over, assign and deliver to the successor Trustee any money or other property subject to the trusts and conditions herein set forth. Should any deed, conveyance or instrument in writing from the Corporation be required by such successor Trustee for more fully and certainly vesting in and confirming to such successor Trustee any such estates, rights, powers and duties, any and all such deeds, conveyances and instruments in writing shall, on request, and so far as may be authorized by law, be executed, acknowledged and delivered by the Corporation. Any such successor Trustee shall promptly notify each Indenture Agent, each Credit Facility Provider, each Liquidity Facility and each Surety Provider of its appointment as Trustee. Upon the effectiveness of the resignation or removal of the Trustee, such Trustee's authority to act pursuant to this Indenture shall terminate and such Trustee shall have no further responsibility or liability whatsoever for performance of this Indenture as Trustee.

      Section 11.13. Merger or Consolidation. Any company into which any Indenture Agent may be merged or converted or with which it may be consolidated or any company resulting from any merger, conversion or consolidation to which it shall be a party or any company to which any Indenture Agent may sell or transfer all or substantially all of its corporate trust business, provided such company shall be a trust company or bank which is qualified to be a successor to such Indenture Agent under Section 11.11 or 11.15 hereof and shall be authorized by law to perform all the duties imposed upon it by this Indenture, shall be the successor to such Indenture Agent without the execution or filing of any paper or the performance of any further act, anything herein to the contrary notwithstanding.


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

      Section 11.14. Adoption of Authentication. In case any of the Notes contemplated to be issued under this Indenture shall have been authenticated but not delivered, any successor Authenticating Agent may adopt the certificate of authentication of any predecessor Authenticating Agent so authenticating such Notes and deliver such Notes so authenticated, and in case any of the said Notes shall not have been authenticated, any successor Authenticating Agent may authenticate such Notes in the name of the successor Authenticating Agent, and in all such cases such certificate shall have the full force provided anywhere in said Notes or in this Indenture.

      Section 11.15. Resignation or Removal of the Tender Agent, Paying Agents, Registrar and Other Indenture Agents and Appointment of Successors.

            (a) The Tender Agent, any Paying Agent, the Registrar and any other Indenture Agent (other than the Trustee) may at any time resign and be discharged of the duties and obligations created by this Indenture by giving at least 60 days' written notice to the Corporation, the Trustee, each Auction Agent, each Broker-Dealer, each Credit Facility Provider, each Liquidity Facility Provider, each Surety Provider, each Remarketing Agent, the Registered Owners and any other Person required to get notice pursuant to a Supplemental Indenture. The Tender Agent, any Paying Agent, the Registrar and any other Indenture Agent (other than the Trustee) may be removed at any time by an instrument signed by an Authorized Representative and filed with the Tender Agent, any Paying Agent, Registrar or such other Indenture Agent, each Credit Facility Provider and with the Trustee. Any successor Tender Agent, Paying Agent, Registrar or other Indenture Agent (other than the Trustee) shall be appointed by the Corporation with the written consent of each Credit Facility Provider, if any, and shall be a trust company or commercial bank having trust powers, having a reported capital and surplus aggregating at least $25,000,000, shall otherwise meet the requirements of Section 11.02(a) hereof and be willing and able to accept the office of Tender Agent, Paying Agent, Registrar or Indenture Agent (other than the Trustee), as the case may be, on reasonable and customary terms and shall be authorized by law to perform all the duties imposed upon it by this Indenture. Notwithstanding any other provision of this Indenture, no resignation or removal of the Tender Agent, any Paying Agent, Registrar or Indenture Agent shall take effect until a successor shall be appointed and has accepted such appointment.

            (b) In the event of the resignation or removal of the Tender Agent, any Paying Agent, Registrar or other Indenture Agent (other than the Trustee), the Tender Agent, such Paying Agent, Registrar or other Indenture Agent (other than the Trustee) shall, after payment of its fees, costs and expenses, pay over, assign and deliver any moneys held by it to its successor.

      Section 11.16. Evidence of Signatures of Registered Owners and Ownership of Notes.

            (a) Any request, consent or other instrument which this Indenture may require (or permit) to be executed by Registered Owners may be executed by such Registered Owners or by their attorneys pursuant to powers of attorney or instruments of similar tenor and shall be signed or executed by such Registered Owners in person or by their attorneys appointed in writing. Proof of (i) the execution of any such instrument, or of an instrument appointing any such attorney, or
      (ii) the holding by any person of the Notes shall be sufficient for any purpose of this Indenture (except as otherwise herein expressly provided) if made in the following manner, but the Trustee may nevertheless in its sole discretion require further or other proof in cases where it deems the same desirable.

            The fact and date of the execution by any Registered Owner or his attorney of such instrument may be proved by the Certificate, which need not be acknowledged or verified, of an officer of a bank or trust company, financial institution or other member of the National Association of Securities Dealers, Inc. or of any notary public or other officer authorized to take acknowledgments of deeds to be recorded in the state in which he purports to act, that the person signing such request or other instrument acknowledged to him the execution thereof, or by an affidavit of a witness of such execution, duly sworn to before such notary public or other officer. The authority of the person or persons executing any such instrument on behalf of a corporate Registered Owner may be established without further proof if such instrument is signed by a person purporting to be the president or vice president of such corporation with a corporate seal affixed and attested by a person purporting to be its secretary or an assistant secretary.

            (b) The ownership of Notes and the amount, numbers and other identification, and date of holding the same shall be proved by the registry books.

            (c) Any request, consent or vote of the Registered Owner of any Note shall bind all future Registered Owners of such Note in respect of anything done or suffered to be done by the Corporation or any Indenture Agent in accordance therewith.

      Section 11.17. Preservation and Inspection of Documents. All Indenture Agents under the provisions of this Indenture or any Supplemental Indenture shall maintain adequate records relating to the performance of their duties consistent with industry practices, which records shall be subject at all reasonable times to the inspection of the Corporation, any other Indenture Agent, any Credit Facility Provider and any Registered Owner and their agents and their representatives, any of whom may make copies thereof.

      Section 11.18. Statement of Trustee of Funds and Accounts and Other Matters. Not more than 30 days after the close of each Fiscal Year the Trustee shall furnish the Corporation and each Credit Facility Provider a statement setting forth (to the extent applicable) in respect to such Fiscal Year, (a) all transactions relating to the receipt, disbursement and application of all money received by the Trustee pursuant to all terms of this Indenture, (b) the balances held by the Trustee at the end of such Fiscal Year to the credit of each Fund, (c) a brief description of all moneys and Investment Securities held by the Trustee as part of the balance of each Fund as of the end of such Fiscal Year, and (d) any other information which the Corporation may reasonably request.

      The Corporation, not more than 30 days after the close of each Fiscal Year and 25 days after the close of each calendar month, shall furnish to each Credit Facility Provider, Moody's and the Trustee a statement setting forth in respect to such Fiscal Year or month, a brief description (including aggregate principal balance plus accrued interest) of all Financed Student Loans in the form attached as Exhibit C hereto.

                                  ARTICLE XII

                                   TERMINATION

      Section 12.01. Termination of the Trust.

            (a) The trust created by this Indenture (the "Trust") shall terminate upon the earlier of (i) the later of (A) payment to the Registered Owners and to the Trustee of all amounts required to be paid to them pursuant to this Indenture and any Supplemental Indenture and the disposition of all property held as part of the Trust Estate or (B) the day following the date on which all reimbursement obligations to each Credit Facility Provider, each Liquidity Facility Provider, each Surety Provider and each provider of an Interest Rate Exchange Agreement, if any, and any other Person as may be provided for in any Supplemental Indenture have been paid in full, (ii) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy (the late ambassador of the United States to the Court of St. James) living on the date of this Indenture or (iii) subject to Section 12.01(d) hereof, upon the occurrence of a Liquidation Event (as defined in Section 12.01(c) hereof). The Corporation shall promptly notify the Trustee of any prospective termination pursuant to this Section.

            (b) Notice of any prospective termination, specifying the Interest Payment Date for payment of the final distribution and requesting the surrender of the Notes for cancellation, shall be given promptly by the Trustee by letter to Registered Owners mailed not less than 10 nor more than 15 days preceding the specified Interest Payment Date stating (i) the Interest Payment Date upon which final payment of the Notes shall be made,
      (ii) the amount of any such final payment and (iii) the location for presentation and surrender of the Notes. Payment of the final distribution which shall be made only upon presentation and surrender of the Notes at the corporate trust office of the Trustee specified in the notice.

            (c) A "Liquidation Event" shall be deemed to have occurred, subject to Section 12.01(d) hereof, upon Dissolution of the Corporation.

            (d) The Corporation shall not voluntarily take any action that would cause it to be deemed dissolved within the meaning of this Article.

            In the event of the Dissolution of the Corporation or any action that would cause the Corporation to cease being deemed a general partner of the Trust if the Trust were deemed a limited partnership formed under the Delaware Revised Uniform Limited Partnership Act, and the Corporation's interest were deemed to represent the sole general partnership interest in such a partnership, the Trust shall terminate 90 days after the date of such event and its assets liquidated in accordance with Section 12.01(e) hereof unless both of the following occur:


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

                  (i) the Registered Owners representing a majority of the
            aggregate principal of the Notes Outstanding, inform the Trustee in writing before the end of such 90 day period that they disapprove of the liquidation of the assets of the Trust; and

                  (ii) the Corporation, the Trustee, each Credit Facility
            Provider and each Liquidity Facility Provider shall receive an Opinion of Counsel to the effect that the continuation of the Trust shall not cause the Trust to be treated as an association taxable as a corporation for federal income tax purposes.

            (e) Upon receipt by the Trustee from the Corporation of notice of the occurrence of a Liquidation Event (as defined in Section 12.01(c) hereof), the Trustee shall, subject to the direction of the Registered Owners representing a majority of the aggregate principal of the Notes Outstanding (provided that, if Registered Owners representing a majority of the aggregate principal of the Notes Outstanding shall not have provided such direction to the Trustee within 30 days of the Trustee having sent a written request for such direction to the Registered Owners, the Trustee shall proceed without such direction) sell the remaining assets of the Trust Estate, if any, at public or private sale, in a commercially reasonable manner and on commercially reasonable terms. The Corporation agrees to cooperate with the Trustee to effect any such sale, including by executing such instruments of conveyance or assignment as shall be necessary or required by the purchaser. Proceeds of sale, net of expenses, shall be treated as collections on the assets of the Trust and shall be deposited into the Revenue Fund. On the next Interest Payment Date the Trustee shall cause to be paid to Registered Owners and the Corporation amounts distributable on such Interest Payment Date pursuant to Article V hereof. Following the termination of the Trust, all right, title and interest in and to the Financed Student Loans and other property and funds in the Trust Estate (other than funds on deposit in certain accounts for the payment of expenses) shall be conveyed and transferred to the Corporation.

      Section 12.02. Notice. The Trustee shall give notice of termination of the Trust to the Corporation and each Rating Agency.

                                  ARTICLE XIII

                      DEFEASANCE; MISCELLANEOUS PROVISIONS

      Section 13.01. Defeasance.

            (a) If the Corporation shall pay or cause to be paid to the Registered Owners of the Notes, the principal or Redemption Price and interest to become due thereon at the times and in the manner stipulated in the Notes and in this Indenture, and pay or cause to be paid (i) to each Indenture Agent its fees, costs and expenses, (ii) to each Credit Facility Provider and each Liquidity Facility Provider all amounts owing under each Credit Facility, each Liquidity Facility and each Reimbursement Agreement relating thereto, (iii) to each Surety Provider all amounts owing under the agreement relating its Debt Service Reserve Policy, (iv) to each Remarketing Agent all amounts owing under each remarketing agreement and (v) to each party to any Interest Rate Exchange Agreement all amounts owing to it, then the pledge of the Trust Estate, including any Revenues, Recoveries of Principal and other moneys, securities, funds and property hereby pledged and all other rights granted hereby shall be discharged and satisfied. In such event, the Trustee shall, upon the request of the Corporation, execute and deliver to the Corporation all such instruments as may be desirable to evidence such discharge and satisfaction and the Indenture Agents shall pay over or deliver to the Corporation all moneys or securities held by them pursuant to this Indenture which are not required for the payment of Notes not theretofore surrendered for such payment.

            (b) Except as otherwise provided in any Supplemental Indenture, all Notes shall, prior to the maturity or Redemption Date thereof, be deemed to have been paid and no longer Outstanding if (i) in case any of said Notes are to be redeemed on any date prior to their maturity, the Corporation shall have given to the Trustee in form satisfactory to it irrevocable instructions to mail as provided in Article VI hereof notice of redemption on said date, (ii) there shall have been deposited with the Trustee either moneys (which shall be Eligible Funds to the extent any Liquidity Facility or Credit Facility other than a bond insurance policy is in effect for such Notes) in an amount which shall be sufficient, or noncallable and nonprepayable Governmental Obligations (including any Governmental Obligations issued or held in book entry form on the books of the Department of the Treasury of the United States of America) (which Governmental Obligations shall have been purchased with Eligible Funds to the extent any Liquidity Facility or Credit Facility other than a bond insurance policy is in effect for such Notes) the principal of and the interest on which when due, without reinvestment, will provide moneys which together with the moneys, if any, deposited with the Trustee at the same time, shall be sufficient to pay when due the principal of and interest to become due on such Notes on and prior to the Redemption Date or maturity date thereof, as the case may be, verified as to sufficiency by a report of an Accountant, and (iii) in the event said Notes are not by their terms subject to redemption within the next succeeding 60 days, the Corporation shall have given the Trustee in form satisfactory to it irrevocable instructions to mail, as soon as practicable, a notice to the Registered Owners of such Notes that the deposit required by clause (ii) above has been made with the Trustee and that said Notes are deemed to have been paid in accordance with this Section and stating such maturity or Redemption Date upon which moneys are to be available for the payment of the principal or Redemption Price, if any, on said Notes. In the event the Notes are Adjustable Rate Notes, for periods in which the interest rate has not been determined, a rate equal to the maximum rate such Notes may bear shall be assumed. Neither Governmental Obligations or moneys deposited with the Trustee pursuant to this Section nor principal or interest payments on any such Governmental Obligations shall be withdrawn or used for any purpose other than, and shall be held in trust for, the payment of the principal of or Redemption Price, if any, and interest on said Notes; but any cash received from such principal or interest payments on such Governmental Obligations deposited with the Trustee, if not then needed for such purpose, shall, to the extent practicable, be reinvested in Governmental Obligations maturing at times and in amounts sufficient to pay when due the principal or Redemption Price, if any, and interest to become due on said Notes on and prior to such maturity date thereof, as the case may be, and interest earned from such reinvestments shall, as contemplated by a report of an

      Accountant verifying continued sufficiency, be paid over to the Corporation, as received by the Trustee, free and clear of any trust, lien or pledge; provided, however, that such reinvestment may be effected only upon receipt by the Trustee of an approving Opinion of Counsel. The Trustee shall deposit the moneys to be set aside for payment of the Redemption Price of the Notes hereunder in a separate redemption account or pursuant to a separate escrow agreement, if the Corporation so designates, and shall use the money for the purpose of reimbursing each Credit Facility Provider for a drawing on its Credit Facility.

            The Trustee shall not terminate the Credit Facility or release the money in the redemption account until the Notes have been redeemed in full with either a drawing on the Credit Facility or the moneys in the redemption account.

            (c) The deposit required by paragraph (b) above may be made with respect to any Series of Notes, or a portion thereof, within any particular maturity, in which case such maturity of Notes shall no longer be deemed to be Outstanding under the terms of this Indenture, and the Registered Owners of such defeased Notes shall be secured only by such trust funds and not by any other part of the Trust Estate, and this Indenture shall remain in full force and effect to protect the interests of the Registered Owners of Notes remaining Outstanding thereafter. Notwithstanding the foregoing and paragraph (b) above and the definition of "Registered Owner," the provisions of this Indenture relating to optional purchases with respect to Adjustable Rate Notes and to payment, registration, transfer and redemption of Notes shall remain in effect until final maturity or the Redemption Date of the Notes.

            (d) In addition to the foregoing provisions of this Section, Notes or interest installments for the payment of which moneys shall have been set aside and shall be held in trust by the Indenture Agents (through deposit by the Corporation of funds for such payment or otherwise) shall, upon maturity or upon the Redemption Date established therefor, be deemed to have been paid and no longer Outstanding. Should any of the Notes not be presented for payment when due, the Trustee shall retain from any moneys transferred to it for the purpose of paying said Notes so due, for the benefit of the Registered Owners thereof, a sum of money sufficient to pay such Notes when the same are presented by the Registered Owners thereof for payment (upon which sum the Trustee shall not be required to pay interest). All liability of the Corporation to the Registered Owners of such Notes and all rights of such Registered Owners against the Corporation under the Notes or under the Indenture shall thereupon be and become limited to amounts on deposit with the Trustee and set aside for such payment, and the sole right of such Registered Owners shall thereafter be against such deposit. The Trustee shall bear no duty or liability to the Registered Owners of such nonpresented Notes other than to disburse funds from such deposit upon presentation of the appropriate Note. If any Note shall not be presented for payment within the period of six years following its maturity, the Trustee shall, to the extent permitted by law, turn over the money theretofore held by it for payment of such Note to the Corporation, provided, however, that such amounts shall not be so transferred until at least one year after the final maturity date of the Notes of the related Series.

            (e) From and after the date of payment in full of all Notes Outstanding, the Corporation shall have the right to receive payments with respect to all Financed Student Loans.

      Section 13.02. Delegation of Duties by the Corporation. When any action is required to be taken by the Corporation under this Indenture, the Corporation may (a) delegate such duty to a committee of the Corporation or (b) contract for another to perform such duty, provided in either instance that actions of those to whom the duty is delegated or contracted are reviewed at least annually by the Corporation. When any duty is placed upon the Servicer by contract, such contract may permit the Servicer to delegate such duty to another, by contract, and a copy of any such contract shall be filed with the Trustee.

      Section 13.03. Appointment of Agents, etc. The Corporation shall appoint all employees and attorneys which it may consider necessary. The individual members of the Corporation shall not be personally liable, neither singly nor collectively, for any act or omission of any agent or employee.

      Section 13.04. Notices. Any notice, demand, direction, request or other instrument authorized or required by this Indenture or by any Supplemental Indenture to be given to or filed with the Corporation, the Trustee or any other Indenture Agent shall be deemed to have been sufficiently given or filed for all purposes if and when delivered or sent by facsimile transmission, promptly confirmed by first class mail, postage prepaid:

If to the Corporation:      CFLD-I, Inc.
                            3320 Holcomb Bridge Road, NW
                            Norcross, Georgia 30092
         Attention:         President
         Phone:             (770) 449-4951
         Facsimile:         (770) 248-9307

                            with a copy to:

                            UICI
                            4001 McEwen Blvd.
                            Dallas, TX  75244
          Attention:        Glenn Reed, Esq.
          Telephone:        (972) 392-6719
          Facsimile:        (972) 392-6717

If to the Trustee:          Zions First National Bank
                            717 17th Street, Suite 301
                            Denver, CO 80202
         Attention:         Corporate Trust Department
         Phone:             (720) 947-7470
         Facsimile:         (720) 947-7480

      To any other Indenture Agent: to such facsimile number and address as such Indenture Agent shall indicate in the acceptance of office filed by each such Indenture Agent pursuant to Section 11.02(b) hereof.

      To any Credit Facility Provider or Liquidity Facility Provider: to the address specified in the related Supplemental Indenture.

      The Corporation, the Trustee, any other Indenture Agent, any Credit Facility Provider and Liquidity Facility Provider may, by like written notice to each other such person, designate any further or different facsimile numbers and addresses to which subsequent notices shall be sent.

      Section 13.05. Governing Law. This Indenture shall be construed pursuant to the laws of the State.

      Section 13.06. Notices to Rating Agencies. The Corporation shall provide written notice to each Rating Agency (and each Credit Facility Provider) then rating some or all Notes of any Series Outstanding hereunder, to the address specified by such Rating Agency (and each Credit Facility Provider) for such purposes, upon the occurrence of any of the following:

            (a) substitution or replacement of any Indenture Agent;

            (b) any amendment to this Indenture and any Supplemental Indenture pursuant to which Notes are then outstanding or any amendment to any Credit Facility or Liquidity Facility pursuant to a Supplemental Indenture; and

            (c) mandatory tender, redemption, or defeasance of all Outstanding Notes of any Series.

      Section 13.07. Nonliability of Officers. It is hereby expressly made a condition of this Indenture that any agreements, covenants or representations herein contained or contained in the Notes do not and shall never constitute or give rise to a personal or pecuniary liability or charge against the officers, employees, agents or members of the Corporation, or the general credit of the Corporation, and in the event of a breach of any such agreement, covenant or representation, no personal or pecuniary liability or charge payable directly or indirectly from the general revenues of the Corporation shall arise therefrom. Nothing contained in this Section, however, shall relieve the Corporation from the observance and performance of the several covenants and agreements on its part herein contained.

      Section 13.08. Parties Interested Herein. Each Credit Facility Provider and each Liquidity Facility Provider shall be deemed to be a third party beneficiary and party in interest to this Indenture.

      Section 13.09. Counterparts. This Indenture maybe executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

      IN WITNESS WHEREOF, the undersigned President and Secretary of the CFLD-I, Inc. and the undersigned officer of the Trustee has hereunto executed this General Indenture as of the date first written above.

                                        CFLD-I, INC.

                                        By:_____________________________________
                                              Glenn W. Reed, President


Attest:

By:_________________________________
         Peggy G. Simpson, Secretary


                                        ZIONS FIRST NATIONAL BANK as Trustee

                                        By:_____________________________________
                                              David W. Bata
                                              Vice President

================================================================================

                          FIRST SUPPLEMENTAL INDENTURE

                                 By and Between

                                  CFLD-I, INC.

                                       and

                           ZIONS FIRST NATIONAL BANK,
                                   as Trustee

                                   Relating To

                                  $100,000,000
                                  CFLD-I, Inc.
                         Student Loan Asset Backed Notes
                 Senior Series 2001A-1 and Senior Series 2001A-2
                           (Auction Rate Certificates)

                            Dated as of April 1, 2001

================================================================================

                                TABLE OF CONTENTS

                                                                                Page

                                    ARTICLE I

                     SHORT TITLE, DEFINITIONS AND AUTHORITY

Section 1.01.  Short Title....................................................    3
Section 1.02.  Definitions....................................................    3
Section 1.03.  Authority......................................................    5
Section 1.04.  Definition of Investment Securities............................    5

                                   ARTICLE II

             AUTHORIZATION, TERMS AND ISSUANCE OF SERIES 2001A NOTES

Section 2.01.  Principal Amount, Designation and Series.......................    8
Section 2.02.  Purposes of Issuance...........................................    9
Section 2.03.  Dates, Maturities and Interest Rates...........................    9
Section 2.04.  Form, Denomination, Numbers and Letters........................    9
Section 2.05.  Book-Entry System; Limited Obligation of Corporation...........    9
Section 2.06.  Appointment of Paying Agent and Registrar......................   11
Section 2.07.  Appointment of Authenticating Agent............................   11
Section 2.08.  Redemption.....................................................   12
Section 2.09.  Transfer of Notes..............................................   13
Section 2.10.  Execution of Reimbursement Agreement and Custodian
               Agreements.....................................................   14

                                   ARTICLE III

     DEPOSITS INTO FUNDS AND ACCOUNTS; DISPOSITION OF PROCEEDS OF THE SALE
          OF THE SERIES 2001A NOTES; AND USE AND DISBURSEMENTS OF FUNDS

Section 3.01.  Deposits into Funds and Accounts on the Issue Date.............   14
Section 3.02.  Payment of Expenses and Costs of Issuance......................   14
Section 3.03.  Increase in Program Expenses and Maintenance and Operating
               Expenses.......................................................   15
Section 3.04.  Debt Service Reserve Fund......................................   15
Section 3.05.  Recoveries of Principal, Recycling.............................   16
Section 3.06.  Limitation on Sale of Financed Student Loans...................   16
Section 3.07.  Cash Flow Statements...........................................   17
Section 3.08.  Perfection of Financed Student Loans and Defaulted Student
               Loans..........................................................   17
Section 3.09.  Servicing of Financed Student Loans............................   17
Section 3.10.  Repurchase Obligation Under Student Loan Purchase
               Agreements.....................................................   18
Section 3.11.  Acquisition of Future Private Loans............................   18


                                   ARTICLE IV

                            CREDIT FACILITY PROVIDER
Section 4.01.  Rights of Credit Facility Provider Controlling.................  18
Section 4.02.  Payments Under the Credit Facilities for the Series 2001
               Notes..........................................................  18
Section 4.03.  Notices, Consents, Miscellaneous...............................  20
Section 4.04.  Consents, etc. by Credit Facility Provider Limited.............  22
Section 4.05.  Rating Notifications Upon a Credit Confirmation................  22

                                    ARTICLE V

                                  MISCELLANEOUS

Section 5.01.  First Supplemental Indenture Construed with General
               Indenture......................................................  22
Section 5.02.  General Indenture as Supplemented to Remain in Effect..........  22
Section 5.03.  Severability...................................................  23
Section 5.04.  Confirmation of Actions........................................  23
Section 5.05.  Governing Law..................................................  23
Section 5.06.  Notices........................................................  23
Section 5.07.  Rights of Credit Facility Provider.............................  25
Section 5.08.  Execution in Counterparts......................................  25

EXHIBIT A      PROVISIONS RELATING TO SERIES 2001A NOTES OUTSTANDING AS
               AUCTION RATE CERTIFICATES
EXHIBIT B      FORM OF FINANCIAL GUARANTY INSURANCE POLICY
EXHIBIT C      FORM OF NOTICE OF CHANGE IN LENGTH OF ONE OR MORE
               AUCTION PERIODS
EXHIBIT D      FORM OF NOTICE ESTABLISHING CHANGE IN LENGTH
EXHIBIT E      FORM OF NOTICE OF CHANGE IN AUCTION DATE
EXHIBIT F      FORM OF SERIES 2001A NOTES
EXHIBIT G      DTC LETTER OF REPRESENTATIONS
EXHIBIT H      FORM OF INVESTMENT LETTER
EXHIBIT I      FORM OF DEBT SERVICE RESERVE SURETY BOND

      THIS FIRST SUPPLEMENTAL INDENTURE, dated as of April 1, 2001 (this "First Supplemental Indenture"), is entered into by and between CFLD-I, INC. (the "Corporation"), a corporation established under the laws of the State of Delaware, and ZIONS FIRST NATIONAL BANK, a national banking association authorized to accept trusts of the nature established herein (the "Trustee"), and amends and supplements the General Indenture, dated as of April 1, 2001 (the "General Indenture"), between the Corporation and the Trustee.

      WHEREAS, The MEGA Life and Health Insurance Company, an Oklahoma corporation ("MEGA"), and Mid-West National Life Insurance Company of Tennessee, a Tennessee corporation ("Mid-West"), offer whole life insurance policies with student loan benefits (the "Life Insurance Policies"); and

      WHEREAS, pursuant to the College First Alternative Loan Program (the "Student Loan Program"), a policyholder under a Life Insurance Policy may obtain a loan (a "College First Student Loan") to fund the policyholder's children's educational expenses at an educational institution approved under the Student Loan Program; and

      WHEREAS, the College First Student Loans are presently originated by Richland State Bank, a South Dakota banking institution ("Richland"), pursuant to the terms and provision of a Loan Underwriting and Processing Agreement, dated as of June 12, 2000 (the "Loan Underwriting Agreement"), among Richland, MEGA and Mid-West; and

      WHEREAS, UICI Funding Corp. 2, a Delaware corporation ("UICI Funding"), has agreed to purchase all of the College First Student Loans originated by Richland pursuant to the terms and provisions of a Loan Origination and Purchase Agreement, dated as of June 12, 2000 (the "Loan Origination and Purchase Agreement"), between Richland and UICI Funding; and

      WHEREAS, the Corporation and UICI Funding have entered into a Student Loan Purchase Agreement, dated April 27, 2001 (the "College First Student Loan Purchase Agreement"), permitting the Corporation to purchase certain College First Student Loans owned by UICI Funding; and

      WHEREAS, MEGA, Mid-West, UICI Funding and the Corporation are wholly-owned subsidiaries of UICI, a Delaware corporation ("UICI"); and

      WHEREAS, certain College First Student Loans are secured, in part, by an allocable portion of the cash surrender value of the policyholder's Life Insurance Policy related to such College First Student Loan (the "Cash Surrender Value"); and

      WHEREAS, a College First Student Loan made to a policyholder who receives a credit score higher than a certain predetermined level is eligible to be insured by The Education Resources Institute, Inc., a private non-profit corporation organized under Chapter 180 of the Massachusetts General Laws ("TERI"), pursuant to the terms and provisions of an Amended and Restated Guaranty Agreement, dated as of December 31, 1999, between UICI and TERI, or the Guaranty Agreement, dated as of April 1, 2001, between the Corporation and TERI (collectively, the "TERI Guaranty Agreement"), or by United Student Aid Funds, Inc. ("USA Funds"), a Delaware corporation, pursuant to the terms and provisions of an Amended and Restated

Guarantee Agreement, dated as of January 1, 1996 (the "USA Funds Guarantee Agreement"), among, MEGA, Mid-West, the Corporation and USA Funds; and

      WHEREAS, the Corporation, in the future may desire to purchase other student loans permitted to be acquired pursuant to this Indenture, including student loans made pursuant to the Federal Family Education Loan Program (the "FFELP Loans") under the Higher Education Act of 1965, as amended (the "Higher Education Act"); and

      WHEREAS, pursuant to the Corporation's Articles of Incorporation and this Indenture, the Corporation is authorized to issue its debt obligations (the "Notes") to obtain funds to make or purchase College First Student Loans, FFELP Loans and other student loans permitted to be acquired pursuant to this Indenture (collectively, the "Student Loans"); and

      WHEREAS, any series of the Notes (a "Series") may be secured by a form of credit enhancement purchased by the Corporation, including, without limitation, a letter of credit, bond insurance, a surety bond or a standby bond purchase agreement (each a "Credit Facility") delivered by the provider of such Credit Facility (the "Credit Facility Provider"); and

      WHEREAS, the Corporation desires to issue its first two Series of Notes (collectively, the "Series 2001A Notes") in the aggregate principal amount of $100,000,000 to, in part, acquire Student Loans from UICI Funding pursuant to the College First Student Loan Purchase Agreement; and

      WHEREAS, the Series 2001A Notes shall be issued as Senior Notes (as defined in the General Indenture); and

      WHEREAS, MBIA Insurance Corporation, as a Credit Facility Provider, has agreed to guarantee the payment of the principal of and interest on the Series 2001A Notes, when due, pursuant to two separate Credit Facilities for the Series 2001A Notes to be issued simultaneously with the delivery of the Series 2001A Notes; and

      WHEREAS, Section 8.01(g) of the General Indenture permits the Corporation and the Trustee, with the written consent of each Credit Facility Provider, but without the consent of the Registered Owners of any Notes issued under the General Indenture, to enter into Supplemental Indentures which amend and supplement the General Indenture (which Supplemental Indentures shall thereafter form a part of the General Indenture) for the purpose of authorizing one or more Series of Notes; and

      WHEREAS, MBIA Insurance Corporation, as the sole Credit Facility Provider, has consented to the execution and delivery of this First Supplemental Indenture by the Corporation and the Trustee; and

      WHEREAS, UBS PaineWebber Inc., as the initial purchaser for the Series 2001A Notes, has agreed to place the Series 2001A Notes with certain qualified institutional buyers and institutional accredited investors; and

      WHEREAS, all things necessary to constitute the Indenture, including this First Supplemental Indenture, a valid, binding and legal instrument for the security of the Notes issued pursuant to the Indenture in accordance with its terms, have been done and performed.

      NOW, THEREFORE, THIS FIRST SUPPLEMENTAL INDENTURE WITNESSETH:

                                   ARTICLE I

                     SHORT TITLE, DEFINITIONS AND AUTHORITY

      Section 1.01. Short Title. This First Supplemental Indenture shall be known as and may be designated by the short title "First Supplemental Indenture" (this "First Supplemental Indenture").

      Section 1.02. Definitions. All words and phrases defined in Article I of the General Indenture or in Exhibit A hereto, respectively, shall have the same meaning in this First Supplemental Indenture, except as otherwise appears in this Section. In addition, the following terms shall have the following meanings, unless the context otherwise requires:

      "ARCs" means the Series 2001A Notes bearing interest at Auction Rates.

      "Authorized Denomination" means, with respect to the Series 2001A Notes, principal amounts of $50,000 and integral multiples thereof.

      "Cede" means Cede & Co., the nominee of DTC, and any successor nominee thereof.

      "Credit Facility" shall include the financial guaranty insurance policy No. 350461 and the financial guaranty insurance policy No. 350462, each issued by MBIA Insurance Corporation, and any replacements thereof, the forms of which are attached as Exhibit B hereto.

      "Debt Service Reserve Policy" shall include the Debt Service Reserve Surety Bond No. 350463 to be delivered by MBIA Insurance Corporation, and any replacement thereof, guaranteeing the payment of the principal of and interest on the Series 2001A Notes, the form of which is attached hereto as Exhibit I.

      "Debt Service Reserve Requirement" with respect to the Series 2001A Notes, means an amount equal 2% of the principal amount of the Series 2001A Notes Outstanding from time to time.

      "DTC" means The Depository Trust Company, and any successor thereof.

      "Financial Guaranty Agreement" means the Financial Guaranty Agreement, dated as of April 1, 2001, between the Corporation and the Surety Provider, relating to the Debt Service Reserve Policy.

      "Fitch" means Fitch, Inc., its successors and assigns, and if such entity shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, "Fitch" shall be deemed to refer to any nationally recognized securities rating agency designated by a Corporation Order, with written notice thereof to the Trustee and Credit Facility Provider.

      "General Indenture" means the General Indenture, dated as of April 1, 2001, by and between the Trustee and the Corporation, as amended and supplemented in accordance with the terms thereof.

      "Insurance Paying Agent" means State Street Bank or its successors under the Credit Facilities for the Series 2001A Notes.

      "Issue Date" shall include the date of original delivery of the Series 2001A Notes; April 27, 2001.

      "Moody's" means Moody's Investors Service, Inc., its successors and assigns, and if such entity shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, "Moody's" shall be deemed to refer to any nationally recognized securities rating agency designated by a Corporation Order, with written notice thereof to the Trustee and Credit Facility Provider.

      "Participants" means those broker-dealers, banks and other financial institutions from time to time for which DTC holds Series 2001A Notes as Securities Depository.

      "Initial Purchaser" means UBS PaineWebber Inc. and any successor thereof.

      "Qualified Surety Bond" means a surety bond issued by an insurance company rated in the highest category by S&P and Moody's and, if rated by A.M. Best & Company, must also be rated in the highest rating category by A.M. Best & Company.

      "Reimbursement Agreement" shall include the Insurance Agreement, dated as of April 1, 2001, among MBIA Insurance Corporation, UICI, the Corporation, UICI Funding, as the seller, UICI Funding, as the master servicer, and the Trustee, as amended and supplemented pursuant to the terms thereof.

      "Representation Letter" means the representation letter between the Corporation, the Trustee and DTC in substantially the form attached as Exhibit G hereto.

      "Securities Act" means the Securities Act of 1933, as amended.

      "Series 2001A Notes" means, collectively, the Series 2001A-1 Notes and the Series 2001A-2 Notes.

      "Series 2001A-1 Notes" means the Senior Notes authorized by Section 2.01 of this First Supplemental Indenture and titled "Student Loan Asset Backed Notes, Senior Series 2001A-1 (Auction Rate Certificates)."

      "Series 2001A-2 Notes" means the Senior Notes authorized by Section 2.01 of this First Supplemental Indenture and titled "Student Loan Asset Backed Notes, Senior Series 2001A-2 (Auction Rate Certificates)."

      "S&P" means Standard & Poor's Credit Market Services, a division of The McGraw-Hill Companies, Inc., its successors and assigns, and if such entity shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, "S&P" shall be deemed to refer to any nationally recognized securities rating agency designated by a Corporation Order, with written notice thereof to the Trustee and Credit Facility Provider.

      "Surety Provider" shall include MBIA Insurance Corporation and any successor thereof, as the provider of a Debt Service Reserve Policy.

      Section 1.03. Authority. This Supplemental Indenture is executed pursuant to the provisions of the General Indenture and a resolution of the Corporation.

      Section 1.04. Definition of Investment Securities. As permitted by the definition of Investment Securities in Section 1.01 of the General Indenture, Investment Securities means the following categories of securities:

            (a) Direct obligations of the United States of America (including obligations issued or held in book-entry form on the books of the Department of the Treasury, and CATS and TIGRS) or obligations the principal of and interest on which are unconditionally guaranteed by the United States of America.

            (b) Bonds, debentures, notes or other evidence of indebtedness issued or guaranteed by any of the following federal agencies and provided such obligations are backed by the full faith and credit of the United States of America (stripped securities are only permitted if they have been stripped by the agency itself):

                  (i) U.S. Export-Import Bank (Eximbank)

                        (A) Direct obligations or fully guaranteed certificates
                  of beneficial ownership

                  (ii) Farmers Home Administration (FmHA)

                        (A) Certificates of beneficial ownership

                  (iii) Federal Financing Bank

                  (iv) Federal Housing Administration Debentures (FHA)

                  (v) General Services Administration

                        (A) Participation certificates

                  (vi) Government National Mortgage Association (GNMA or "Ginnie
            Mae")

                        (A) GNMA - guaranteed mortgage-backed Notes

                        (B) GNMA - guaranteed pass-through obligations

                  (vii) U.S Maritime Administration

                        (A) Guaranteed Title XI financing

                  (viii) U.S. Department of Housing and Urban Development (HUD)
            Project Notes

                        (A) Local Authority Notes

                        (B) New Communities Debentures - U.S. government
                  guaranteed debentures

                        (C) U.S. Public Housing Notes and Bonds - U.S.
                  government guaranteed public housing notes and bonds

            (c) Bonds, debentures, notes, other evidence of indebtedness issued or guaranteed by any of the following non-full faith and credit U.S. government agencies (stripped securities are only permitted if they have been stripped by the agency itself):

                  (i) Federal Home Loan Bank System

                        (A) Senior debt obligations

                  (ii) Federal Home Loan Mortgage Corporation (FHLMC or "Freddie
            Mac")

                        (A) Participation Certificates

                        (B) Senior debt obligations

                  (iii) Federal National Mortgage Association (FNMA or "Fannie
            Mae")

                        (A) Mortgage-backed securities and senior debt
                  obligations

                  (iv) Student Loan Marketing Association (SLMA or "Sallie Mae")

                        (A) Senior debt obligations

                  (v) Resolution Funding Corp. (REFCORP) obligations

                  (vi) Farm Credit System

                        (A) Consolidated system-wide Notes and notes

            (d) Money market funds, including money market funds for which the Trustee or an affiliate of the Trustee acts as adviser or provides other services, registered under the Federal Investment Company Act of 1940, whose shares are registered under the Federal Securities Act of 1933, and having a rating by S&P of "AAAm-G"; "AAA-m"; and a Moody's rating of "Aaa"; and if rated by Fitch rated "AA" or higher if the money market fund has the ability to maintain a stable one dollar net asset value per share and the shares are freely transferable on a daily basis.

            (e) Certificates of deposit secured at all times by collateral described in (a) and/or (b) above. Such certificates must be issued by commercial banks, which may include the Trustee, savings and loan associations or mutual savings banks. The collateral must be held by a third party and the Registered Owners must have a perfected first security interest in the collateral.

            (f) Certificates of deposit, savings accounts, deposit accounts or money market deposits which are fully insured by FDIC, including BIF and SAIF, and which may be issued by the Trustee.

            (g) Investment agreements, including guaranteed investment contracts, forward purchase agreements and reserve fund put agreements acceptable to the Credit Facility Provider, and which may be issued by the Trustee.

            (h) Commercial paper rated, at the time of purchase, "A-1+" or better by S&P and "P1" by Moody's and if rated by Fitch rated "F-1+."

            (i) Bonds or notes issued by any state or municipality which are rated "A-1+" or "AA-" or better by S&P, "Aa2" or better by Moody's and, if rated by Fitch rated in one of its two highest rating categories, in one of the two highest rating categories.

            (j) Federal funds or bankers acceptances with a maximum term of one year of any bank which has an unsecured, uninsured and unguaranteed obligation rating of "A-1" or "A" or better by S&P, "P1" or "A2" by Moody's and if rated by Fitch "F-1" or "A" or better.

            (k) Repurchase agreements for 30 days or less must follow the following criteria.

      Repurchase agreements which exceed 30 days must be acceptable to the Credit Facility Provider and S&P.

      Repurchase agreements are agreements which provide for the transfer of securities from a dealer bank or securities firm (seller/borrower) to a counterparty (buyer/lender), and the transfer of cash from the buyer/lender to the dealer bank or securities firm with an agreement that the dealer bank or securities firm will repay the cash plus a yield to the buyer/lender in exchange for the securities at a specified date.

                  (i) Repurchase agreements must be between the buyer/lender and a dealer bank or securities firm, which include primary dealers on the Federal Reserve reporting dealer list which are rated "A" or above by S&P, "A2" or above by Moody's and if rated by Fitch "A."

                  (ii) The written repurchase agreements must include the
            following:

                        (A) Securities which are acceptable for transfer are:

                              (1) Direct U.S. governments or

                              (2) Federal agencies backed by the full faith and
                        credit of the U.S. government, FNMA and FHLMC

                        (B) The term of the repurchase agreement may be up to 30
                  days

                        (C) The collateral must be delivered to the
                  buyer/lender, trustee (if trustee is not supplying the collateral) or third-party acting as agent for the trustee (if the trustee is supplying the collateral) before/simultaneous with payment (perfection by possession of certificated securities).

                        (D) Valuation of collateral;

                              (1) The securities must be valued weekly,
                        marked-to-market at current market price plus accrued interest;

                                    (a) The value of collateral must be equal
                              to 104% of the amount of cash transferred by the buyer/lender to the dealer bank or security firm under the repurchase contract plus accrued interest. If the value of securities held as collateral slips below 104% of the value of the cash transferred by buyer/lender, then additional cash and/or acceptable securities must be transferred. If, however, the securities used as collateral are FNMA or FHLMC, then the value of collateral must equal 105%.

                  (iii) Legal opinion must be delivered to the buyer/lender that the repurchase agreement meets guidelines under state law for legal investment of public funds.

                                   ARTICLE II

             AUTHORIZATION, TERMS AND ISSUANCE OF SERIES 2001A NOTES

      Section 2.01. Principal Amount, Designation and Series. Pursuant to the provisions of the General Indenture, two Series of Notes entitled to the benefit, protection and security of the General Indenture are hereby authorized in the aggregate principal amount of $100,000,000, consisting of a Series of Senior Notes in the aggregate principal amount of $50,000,000 designated as and distinguished from the Notes of all other Series by the title "Student Loan Asset Backed Notes, Senior Series 2001A-1 (Auction Rate Certificates)" (the "Series 2001A-1 Notes") and a second Series of Senior Notes in the aggregate principal amount of $50,000,000 designated as and distinguished from the Notes of all other Series by the title "Student Loan

Asset Backed Notes, Senior Series 2001A-2 (Auction Rate Certificates)" (the "Series 2001A-2 Notes" and, collectively with the Series 2001A-1 Notes, the "Series 2001A Notes").

      Section 2.02. Purposes of Issuance. The Series 2001A Notes are issued for the purposes of obtaining funds to finance the acquisition of Student Loans, to make a $500,000 deposit to the Debt Service Reserve Fund, to purchase a Debt Service Reserve Policy, to make a deposit to the Capitalized Expense Account of the Revenue Fund, to make a deposit to a Capitalized Interest Account of the Note Fund established for the Series 2001A Notes and to pay certain Costs of Issuance related to the Series 2001A Notes.

      Section 2.03. Dates, Maturities and Interest Rates. The Series 2001A-1 Notes shall consist of Senior Notes which shall be dated the date of initial authentication and delivery thereof, shall bear interest at the Auction Rate described in Exhibit A hereto, shall mature on July 1, 2036 (subject to redemption prior to maturity as described herein) and shall be payable as described in Exhibit A hereto. The Series 2001A-2 Notes shall consist of Senior Notes which shall be dated the date of initial authentication and delivery thereof, shall bear interest at the Auction Rate described in Exhibit A hereto, shall mature on July 1, 2036 (subject to redemption prior to maturity as described herein) and shall be payable as described in Exhibit A hereto. For purposes of calculating the interest on the Series 2001A Notes to be deposited to the corresponding Interest Account of the Note Fund pursuant to Section 5.04(b) of the General Indenture, a Series 2001A Note for which an interest rate has not yet been determined shall be deemed to bear interest at the highest interest rate determined for such Series 2001A Note for the then current and preceding two Interest Periods.

      Section 2.04. Form, Denomination, Numbers and Letters. The Series 2001A Notes shall be issued in the form of fully registered notes without coupons, in substantially the form set forth as Exhibit F hereto. The Series 2001A Notes shall be issued in the Authorized Denominations and each Series shall be numbered separately from 1 upward preceded by the letter R prefixed to the number.

      Section 2.05. Book-Entry System; Limited Obligation of Corporation.

            (a) The Series 2001A Notes shall be initially issued in the form of a separate single certificated fully registered Note for each Series. Upon initial issuance, the ownership of all Series 2001A Notes shall be registered in the registration books kept by the Registrar in the name of Cede & Co., as nominee of DTC. Except as provided in Section 2.05(d) hereof, all of the Outstanding Series 2001A Notes shall be registered in the registration books kept by the Registrar in the name of Cede, as nominee of DTC.

            (b) With respect to Series 2001A Notes registered in the registration books kept by the Registrar in the name of Cede, as nominee of DTC, the Corporation, the Trustee, the Registrar and the Paying Agent shall have no responsibility or obligation to any Participant or to any person on behalf of which a Participant holds an interest in the Series 2001A Notes. Without limiting the immediately preceding sentence, the Corporation, the Trustee, the Registrar and the Paying Agent shall have no responsibility or obligation with respect to (i) the accuracy of the records of DTC, Cede or any Participant with respect to any ownership interest in the Series 2001A Notes, (ii) the delivery to any Participant or any other person, other than a Registered Owner, as shown in the registration books kept by the Registrar, of any notice with respect to the Series 2001A Notes, including any notice of redemption or (iii) the payment to any Participant or any other person, other than a Registered Owner, as shown in the registration books kept by the Registrar, of any amount with respect to principal of, premium, if any, or interest on the Series 2001A Notes. The Corporation, the Trustee, the Registrar and the Paying Agent may treat and consider the person in whose name each Series 2001A Note is registered in the registration books kept by the Registrar as the holder and absolute owner of such Series 2001A Note, as applicable, for the purpose of payment of principal, premium, if any, and interest with respect to such Series 2001A Note, for the purpose of giving notices of redemption and other matters with respect to such Series 2001A Note, for the purpose of registering transfers with respect to such Series 2001A Note, and for all other purposes whatsoever.

            The Paying Agent shall pay all principal of, premium, if any, and interest on the Series 2001A Notes only to or upon the order of the respective Registered Owners, as shown in the registration books kept by the Registrar, or their respective attorneys duly authorized in writing, and all such payments shall be valid and effective to fully satisfy and discharge the Corporation's obligations with respect to payment of principal of, premium, if any, and interest on the Series 2001A Notes, as applicable, to the extent of the sum or sums so paid. No person other than a Registered Owner, as shown in the registration books kept by the Registrar, shall receive a certificated Series 2001A Note evidencing the obligation of the Corporation to make payments of principal, premium, if any, and interest of the Series 2001A Notes pursuant to the Indenture. Upon delivery by DTC to the Registrar of written notice to the effect that DTC has determined to substitute a new nominee in place of Cede, and subject to the provisions herein with respect to record dates, the word "Cede" in this First Supplemental Indenture shall refer to such new nominee of DTC; and upon receipt of such a notice the Registrar shall promptly deliver a copy of the same to the Trustee, if the Trustee is other than itself.

            (c) The Representation Letter in the form attached hereto as Exhibit G, has been executed and delivered on behalf of the Corporation and the Trustee. The Representation Letter and DTC's operational arrangements shall not in any way limit the provisions of Section 2.05(b) hereof or in any other way impose upon the Corporation any obligation whatsoever with respect to persons having interests in any Series of the Series 2001A Notes other than the Registered Owners, as shown on the registration books kept by the Registrar. The Registrar shall take all action necessary for all representations of the Corporation in the Representation Letter and DTC's operational arrangements with respect to the Paying Agents and the Registrar, respectively, to at all times be complied with.

            (d) (i) DTC may determine to discontinue providing its services with respect to the Series 2001A Notes at any time by giving reasonable notice to the Corporation, the Trustee and the Registrar and discharging its responsibilities with respect thereto under applicable law.

                  (ii) The Corporation, in its sole discretion and without the consent of any other person, may terminate the services of DTC with respect to the Series 2001A Notes if the Corporation determines that:

                        (A) DTC is unable to discharge its responsibilities with
                  respect to such Series of Series 2001A Notes, or

                        (B) a continuation of the requirement that all of the
                  Outstanding Series 2001A Notes of such Series be registered in the registration books kept by the Registrar in the name of Cede, or any other nominee of DTC, is not in the best interest of the Beneficial Owners of the Series 2001A Notes of such Series.

                  (iii) Upon the termination of the services of DTC with respect to the Series 2001A Notes pursuant to Section 2.05(d)(ii)(B) hereof, or upon the discontinuance or termination of the services of DTC with respect to the Series 2001A Notes, pursuant to Section 2.05(d)(i) or Section 2.05(d)(ii)(A) hereof after which no substitute Securities Depository willing to undertake the functions of DTC hereunder can be found which, in the opinion of the Corporation, is willing and able to undertake such functions upon reasonable and customary terms, the Corporation is obligated to deliver Series 2001A Note certificates, as described in the Indenture and the Series 2001A Notes shall no longer be restricted to being registered in the registration books kept by the Registrar in the name of Cede as nominee of DTC, but may be registered in whatever name or names Registered Owners transferring or exchanging Series 2001A Notes of such Series shall designate, in accordance with the provisions of the Indenture.

            (e) Notwithstanding any other provision of the Indenture to the contrary, so long as any Series 2001A Note is registered in the name of Cede, as nominee of DTC, all payments with respect to principal of, premium, if any, and interest on such Series 2001A Note, as applicable and all notices with respect to such Series 2001A Note shall be made and given, respectively, in the manner provided in the Representation Letter and DTC's operational arrangements.

      Section 2.06. Appointment of Paying Agent and Registrar. Zions First National Bank is hereby appointed Paying Agent and Registrar with respect to the Series 2001A Notes. In its capacity as Paying Agent and Registrar, Zions First National Bank hereby indicates its acceptance of the duties thereof by its execution of this First Supplemental Indenture as Trustee.

      Section 2.07. Appointment of Authenticating Agent. The Corporation hereby determines that the appointment of an Authenticating Agent is necessary to the issuance of the Series 2001A Notes and hereby appoints Zions First National Bank as Authenticating Agent with respect to the Series 2001A Notes. In its capacity as Authenticating Agent, Zions First National Bank hereby indicates its acceptance of the duties thereof by its execution of this First Supplemental Indenture as Trustee.

      Section 2.08. Redemption.

            (a) General. The Series 2001A Notes shall be subject to redemption by or on behalf of the Corporation prior to maturity upon notice as provided in this Section and Article VI of the General Indenture. Except as otherwise provided in this Section, if less than all of the Series 2001A Notes then Outstanding are to be redeemed, the particular Series 2001A Notes to be redeemed shall be selected in accordance with the written directions of the Corporation and the provisions of Section 6.04 of the General Indenture.

            (b) Optional Redemption of the Series 2001A Notes. Subject to
      Section 3.04(e) hereof, the Series 2001A Notes are subject to redemption prior to their maturity at the option of the Corporation from any source of funds, including funds derived from the sale of Financed Student Loans, in whole or in part, on any date at a redemption price equal to 100% of the principal amount of such Series 2001A Notes or portions thereof redeemed, together with accrued interest thereon (including any Carry-over Amount thereon and any accrued interest on such Carry-over Amount) to the date of redemption. The Series of the Series 2001A Notes to be redeemed shall be determined by the Corporation.

            (c) Mandatory Redemption of the Series 2001A Notes.

                  (i) The Series 2001A Notes are subject to mandatory redemption prior to their maturity on the first Interest Payment Date which is at least 25 days after July 1, 2004, or such later date agreed to in writing by the Credit Facility Provider, from moneys representing unexpended original proceeds of the Series 2001A Notes remaining on deposit in the Acquisition Fund on such date, in whole or in part, at a redemption price equal to 100% of the principal amount of such Series 2001A Notes or portions thereof redeemed, together with accrued interest thereon (but not including any Carry-over Amount thereon and any accrued interest on such Carry-over Amount) to the date of redemption. Unless otherwise directed by the Corporation, Series 2001A-1 Notes shall be redeemed prior to the redemption of Series 2001A-2 Notes. Any moneys representing unexpended original proceeds of the Series 2001A Notes remaining on deposit in the Acquisition Fund after the redemption described in this paragraph
            (i) (which amount must be less than an Authorized Denomination for the Series 2001A Notes) shall be transferred to the Revenue Fund.

                  (ii) The Series 2001A Notes are subject to mandatory
            redemption prior to their maturity on the first Interest Payment Date which is at least 25 days after July 1, 2004 from Recoveries of Principal on Financed Student Loans purchased with proceeds of the Series 2001A Notes (or with Recoveries of Principal derived therefrom) on deposit in the Acquisition Fund on such date, or such later date agreed to in writing by the Credit Facility Provider, in whole or in part, at a redemption price equal to 100% of the principal amount of such Series 2001A Notes or portions thereof redeemed, together with accrued interest thereon (but not including any Carry-over Amount thereon and any accrued interest on such Carry-over Amount) to the date of redemption. Unless otherwise directed by the

            Corporation, Series 2001A-1 Notes shall be redeemed prior to the redemption of Series 2001A-2 Notes. Any moneys representing Recoveries of Principal on Financed Student Loans purchased with proceeds of the Series 2001A Notes (or with Recoveries of Principal derived therefrom) remaining on deposit in the Acquisition Fund after the redemption described in this paragraph (i) (which amount must be less than an Authorized Denomination for the Series 2001A Notes) shall be transferred to the Revenue Fund.

                  (iii) The Series 2001A Notes shall be subject to mandatory redemption prior to their maturity on each Interest Payment Date from Recoveries of Principal on Financed Student Loans purchased with proceeds of the Series 2001A Notes (or with Recoveries of Principal derived therefrom) deposited to the Senior Principal Account of the Note Fund on the 25th day prior to such Interest Payment Date, in whole or in part, at a redemption price equal to 100% of the principal amount of such Series 2001A Notes or portions thereof redeemed, together with accrued interest thereon (but not including any Carry-over Amount thereon and any accrued interest on such Carry-over Amount) to the date of redemption. Unless otherwise directed by the Corporation, Series 2001A-1 Notes shall be redeemed prior to the redemption of Series 2001A-2 Notes.

            (d) Notice. Notice of the redemption of Series 2001A Notes shall be given pursuant to Section 6.04 of the General Indenture.

      Section 2.09. Transfer of Notes.

            (a) Each Person who is or who becomes a Beneficial Owner of a Series 2001A Note shall be deemed by the acceptance or acquisition of such beneficial ownership interest to have agreed to be bound by the provisions of this Section. No beneficial ownership interest in a Series 2001A Note may be transferred, unless the proposed transferee shall have delivered to the Corporation and the Trustee either (i) evidence satisfactory to them that such Series 2001A Note has been registered under the Securities Act and has been registered or qualified under all applicable state securities laws to the reasonable satisfaction of the Corporation or (ii) an express agreement substantially in the form of the Investment Letter attached as Exhibit H hereto by the proposed transferee to be bound by and to abide by the provisions of this Section and the restrictions noted in the Investment Letter; provided that compliance with the provisions of subparagraphs (i) and (ii) of this Section shall not be required if the proposed transferee is listed in the latest available S&P Rule 144A list of Qualified Institutional Buyers or other industry recognized subscriber services listing Qualified Institutional Buyers.

            (b) The Corporation will, upon the request of any Beneficial Owner of any Outstanding Series 2001A Note, which Beneficial Owner is a qualified institutional buyer, provide such Beneficial Owner, and any qualified institutional buyer designated by such Beneficial Owner, such financial and other information as such Beneficial Owner may reasonably determine to be necessary in order to permit compliance with the information requirements of Rule 144A under the Securities Act in connection with the resale of Series 2001A Notes, except at such times as the Corporation is subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended. For the purpose of this paragraph, the term "qualified institutional buyer" shall have the meaning specified in Rule 144A under the Securities Act.

      Section 2.10. Execution of Reimbursement Agreement and Custodian Agreements. The Corporation hereby directs the Trustee to execute and deliver the Reimbursement Agreement with MBIA Insurance Corporation and each of the Custodian Agreements dated as of April 1, 2001, among the Corporation, the Trustee and the respective Servicers.

                                  ARTICLE III

                DEPOSITS INTO FUNDS AND ACCOUNTS; DISPOSITION OF
               PROCEEDS OF THE SALE OF THE SERIES 2001A NOTES; AND
                         USE AND DISBURSEMENTS OF FUNDS

      Section 3.01. Deposits into Funds and Accounts on the Issue Date. The net proceeds of the sale of the Series 2001A Notes will be distributed and applied in accordance with the following provisions:

            (a) On the Issue Date, the Trustee shall deposit into the Series 2001 Capitalized Expense Account of the Revenue Fund an amount equal to $625,000.00 from the net proceeds of the Series 2001A Notes, of which $208,000 shall be paid to MBIA Insurance Corporation as provider of the Credit Facility and the Debt Service Reserve Policy.

            (b) On the Issue Date, the Trustee shall deposit into the Series 2001 Capitalized Interest Account of the Note Fund an amount equal to $9,200,000.00 from the net proceeds of the Series 2001A Notes.

            (c) On the Issue Date, the Trustee shall deposit into the Debt Service Reserve Fund an amount equal to $500,000 from the net proceeds of the Series 2001A Notes.

            (d) On the Issue Date, the Trustee shall deposit into the Acquisition Fund an amount equal to $89,200,000.00, representing the remaining net proceeds of the Series 2001A Notes.

            (e) On the Issue Date, the Corporation shall deliver to the Trustee the Debt Service Reserve Policy in an amount equal to the initial Debt Service Reserve Requirement for the Series 2001A Notes, for credit to the Senior Reserve Account of the Debt Service Reserve Fund to secure the payment of the principal of and interest on the Senior Notes. The Trustee is hereby directed to accept delivery of the Debt Service Reserve Policy and the Credit Facility.

      Section 3.02. Payment of Expenses and Costs of Issuance. The Trustee shall, upon written direction of the Corporation, pay Program Expenses from amounts available therefor in the Revenue Fund to the extent provided in Section
5.04 of the General Indenture. The Corporation shall pay Maintenance and Operating Expenses from amounts available therefor in the Operating Fund to the extent provided in Section 5.08 of the General Indenture. Notwithstanding the foregoing, Program Expenses and Maintenance and Operating Expenses to be paid from the Revenue Fund and the Operating Fund, respectively, shall be limited to the amounts shown in the Closing Cash Flow Statement relating to the Series 2001A Notes as certified to the Trustee by the Corporation. Costs of Issuance of the Series 2001A Notes shall be paid out of the Capitalized Expense Fund.

      Section 3.03. Increase in Program Expenses and Maintenance and Operating Expenses. The Corporation may increase Program Expenses and Maintenance and Operating Expenses beyond the limit set forth in Section 3.02 hereof upon delivery to the Trustee of a subsequent Cash Flow Statement relating to the Series 2001A Notes and a Credit Confirmation (or, for Notes not subject to a Credit Facility, a Rating Confirmation). The Trustee shall have no duty to examine, know or determine any information set forth in any Cash Flow Statement and may conclusively rely on the certification of the Corporation.

      Section 3.04. Debt Service Reserve Fund.

            (a) On the Issue Date, there shall be credited to the Debt Service Reserve Fund (i) $500,000 from the net proceeds of the Series 2001A Notes and (ii) the Debt Service Reserve Policy from MBIA Insurance Corporation, as the Surety Provider, which shall be deemed a deposit to the Debt Service Reserve Fund in the amount of the Debt Service Reserve Requirement for the Series 2001A Notes (less the $500,000 cash deposit). Amounts on deposit or available in the Debt Service Reserve Fund shall be applied as provided in Section 5.07 and Section 5.12 of the General Indenture.

            (b) After the application of any cash on deposit in the Debt Service Reserve Fund, if the Trustee determines pursuant to Section 5.07 or
      Section 5.12 of the General Indenture that a further claim or draw upon the Debt Service Reserve Fund is required to pay the principal of or interest on the Notes, the Trustee shall draw on the Debt Service Reserve Policy. The Trustee shall make a Demand for Payment to the Surety Provider for any such required amount in the manner and as provided in the Debt Service Reserve Policy attached hereto as Exhibit I. Such Demand for Payment shall be given to the Surety Provider at least three Business Days prior to the date on which the funds are required.

            (c) In the event that the amount on deposit in the Debt Service Reserve Fund falls below the Debt Service Reserve Requirement, there shall be deposited to the Debt Service Reserve Fund from money on deposit in the Revenue Fund, in accordance with Section 5.04(b) of the General Indenture, that sum of money needed to accumulate or reaccumulate the amount therein so that at all times the amount of the Debt Service Reserve Fund equals the Debt Service Reserve Requirement; provided that so long as the Debt Service Reserve Policy is in effect, in lieu of such repayments to the Debt Service Reserve Fund, an amount necessary to reinstate the Debt Service Reserve Policy shall be payable to the Surety Provider to be used to reinstate the Debt Service Reserve Policy in accordance with the Financial Guaranty Agreement prior to replenishing the Debt Service Reserve Fund.

            (d) The Trustee shall maintain adequate records, verified with the Surety Provider, as to the amount available to be drawn at any time under the Debt Service Reserve Policy and as to the amounts paid and owing to the Surety Provider under the terms of the Financial Guaranty Agreement or any other documents relating to the Debt Service Reserve Policy.

            (e) Any provisions in the General Indenture notwithstanding, no money shall be remitted to the Corporation from moneys on deposit in the Revenue Fund, pursuant to Section 5.04(b)(xx) or Section 5.11 of the General Indenture and no Notes shall be optionally redeemed by the Corporation, unless at the time of such transfer or optional redemption the Debt Service Reserve Policy is fully reinstated and all amounts currently due and owing to the Surety Provider under the Financial Guaranty Agreement or any other documents relating to the Debt Service Reserve Policy have been paid in full.

            (f) Nothing herein shall be construed as limiting the right of the Corporation to deposit cash in the Debt Service Reserve Fund, to substitute a Debt Service Reserve Policy which constitutes a Qualified Surety Bond for the cash required hereunder, or to meet the Debt Service Reserve Requirement with a combination of cash and a Debt Service Reserve Policy which constitutes a Qualified Surety Bond.

      Section 3.05. Recoveries of Principal, Recycling. The Corporation may finance additional Student Loans with amounts on deposit in the Acquisition Fund before July 1, 2004, (or such later date approved in writing by the Credit Facility Provider) derived from Revenues and Recoveries of Principal on Financed Student Loans purchased with proceeds of the Series 2001A Notes (or with Recoveries of Principal derived therefrom); provided, however, the Credit Facility Provider may direct the Corporation in writing to not purchase any Student Loans at any time if the Credit Provider provides the Corporation and the Trustee with a certificate stating a reasonable basis why the financing of additional Student Loans should not continue, and the Credit Facility Provider may also subsequently permit Student Loans to again be purchased by giving written notice to the Corporation and the Trustee. Prior to July 1, 2004, (or such later date approved in writing by the Credit Facility Provider), Recoveries of Principal on Financed Student Loans purchased with proceeds of the Series 2001A Notes (or with Recoveries of Principal derived therefrom) shall be deposited to the Acquisition Fund. On and after July 1, 2004, (or such later date approved in writing by the Credit Facility Provider), all Recoveries of Principal on Financed Student Loans purchased with proceeds of the Series 2001A Notes (or with Recoveries of Principal derived therefrom) shall be deposited to the Senior Principal Account of the Note Fund and used to redeem Series 2001A Notes pursuant to the mandatory redemption provisions of Section 2.08(c)(iii) hereof.

      Section 3.06. Limitation on Sale of Financed Student Loans. In the event that the sum of the value of (a) the Financed Student Loans (valued at par plus accrued interest and accrued Special Allowance Payments and Interest Subsidy Payments, if any) credited to the Acquisition Fund and (b) all cash and Investment Securities held in the Funds and Accounts (valued as set forth in the General Indenture or in the pertinent Supplemental Indenture, plus accrued interest, but excluding amounts irrevocably set aside to pay particular Notes pursuant to Section 13.01 of the General Indenture) shall be less than 100% of the sum of principal and accrued interest on all Outstanding Notes, the Corporation shall not direct the sale of Financed

Student Loans, unless the Corporation shall have received a Credit Confirmation (or, for Notes not subject to a Credit Facility, a Rating Confirmation) (all as calculated and determined by the Corporation and evidenced in a Certificate of an Authorized Representative to the Trustee).

      Section 3.07. Cash Flow Statements. The Corporation shall, no more frequently than once every 12 months, provide to the Credit Facility Provider, if requested in writing, a Cash Flow Statement based upon assumptions acceptable to the Credit Facility Provider. At the request of the Credit Facility Provider, if any, the Corporation shall provide a Cash Flow Statement upon the occurrence of an Event of Default or upon the Corporation's failure to pay principal or interest on any Notes Outstanding when and as the same shall become due.

      Section 3.08. Perfection of Financed Student Loans and Defaulted Student Loans. The Trustee shall have a first perfected security interest in all Financed Student Loans; provided that the foregoing shall not prevent a Servicer from releasing possession to the Corporation of the related promissory notes and other documentation with respect to Financed Student Loans in default in accordance with the provisions of its Servicing Agreement.

      Section 3.09. Servicing of Financed Student Loans. The Corporation will obtain from each Servicer copies of third party audits of such Servicer at least once each calendar year and upon the written request of the Credit Facility Provider upon the occurrence of an Event of Default under the Indenture to ensure that such Servicer is complying with the terms of the Servicing Agreement and the rules and regulations of the Corporation and provide such report to the Credit Facility Provider. Such report shall report such compliance in writing (or otherwise describe any noncompliance in such detail as shall be reasonably satisfactory to the Credit Facility Provider) and the Corporation shall provide such report to the Credit Facility Provider. In the event that the Corporation is notified (whether by such accountants or otherwise) of any material noncompliance by a Servicer with the due diligence standards, the Corporation shall use its best efforts to cause such Servicer to do all things necessary to cure such noncompliance. If a required audit of a Servicer is not received within 30 days after the time required or if a Servicer shall fail to cure noncompliance described in the preceding sentence within 60 days after the Corporation received notice thereof, the Corporation shall, at the written request of the Credit Facility Provider, arrange for the prompt substitution of such Servicer for the Financed Student Loans satisfactory to the Credit Facility Provider and the Corporation under a Servicing Agreement granting rights substantially identical to the rights granted under the initial Servicing Agreement with respect to the Financed Student Loans or otherwise satisfactory to the Credit Facility Provider. The Corporation covenants that each Servicing Agreement shall provide that the Corporation may terminate the Servicing Agreement and will, at the written direction of the Credit Facility Provider, if the Servicer refuses or fails to perform in a material fashion any part of its obligations under the Servicing Agreement, and fails or refuses to correct said action or lack of action within 60 days after written notice, upon 60 days' written notice to the Servicer. All written information required under this Section shall be delivered to each Credit Facility Provider and the Trustee within 15 days after receipt thereof by the Corporation. The Corporation covenants that all amendments to a Servicing Agreement will be consented to in writing by the Credit Facility Provider. The Corporation covenants that each Servicing Agreement shall provide that the Servicer thereunder shall, upon an Event of Default under the Indenture, service the Financed Student Loans as if the Credit Facility Provider is the owner of the Financed Student Loans (a third-party beneficiary) and the Credit Facility Provider pays the fees for such accounts. The Corporation covenants that pursuant to each Servicing Agreement or a related custody agreement, the Servicer will act as bailee and agent of the Financed Student Loans for the Trustee. The Corporation shall annually certify to the Trustee that each Servicer is in compliance with its Servicing Agreement

      Section 3.10. Repurchase Obligation Under Student Loan Purchase Agreements. The Trustee, as a third-party beneficiary under the Student Loan Purchase Agreements entered into by the Corporation shall have the right to request the repurchase of loans by the Seller thereunder upon the conditions and subject to the provisions contained in the Student Loan Purchase Agreement. The Trustee shall make such a request to the Seller thereunder to repurchase certain specific loans pursuant to the Student Loan Purchase Agreement if: (a) the Trustee has actual knowledge that the conditions precedent to such a repurchase obligation with respect to such loans have not been satisfied; (b) it has notified the Corporation in writing that such conditions have been satisfied; and (c) the Corporation has not exercised its right to request the repurchase of the applicable loans by the Seller within 30 days after receiving written notice from the Trustee.

      Section 3.11. Acquisition of Future Private Loans. The characteristics of the Private Loans acquired by the Corporation or the Trustee and deposited to the Trust Estate subsequent to the Issue Date for the Series 2001A Notes shall not materially differ from the portfolio of Private Loans purchase on the Issue Date for the Series 2001A Notes (including, without limitation, school type and borrower credit scores), unless the Corporation and the Trustee receive the written approval of each Credit Facility Provider, if any, or if there is no Credit Facility Provider, a Rating Confirmation.

                                   ARTICLE IV

                            CREDIT FACILITY PROVIDER

      Section 4.01. Rights of Credit Facility Provider Controlling. Anything herein to the contrary notwithstanding, if a Credit Facility is in effect with respect to a Series of the Series 2001A Notes and the Credit Facility Provider is not in default of its obligation to make payments thereunder, the Credit Facility Provider shall be deemed to be the Registered Owner of all such Series of the Series 2001A Notes then Outstanding for all purposes (including, without limitation, all approvals, consents, waivers, authorizations, directions, inspections and the institution of any action), provided that nothing in this Section shall impair the rights of the Registered Owners to receive all payments due under the Series 2001A Notes, and the Credit Facility Provider shall have the exclusive right to exercise or direct the exercise of remedies on behalf of the Registered Owners of the Series 2001A Notes in accordance with the terms of the Indenture following an Event of Default, and the principal of all such Series 2001A Notes Outstanding may not be declared to be due and payable immediately without the prior written consent of the Credit Facility Provider.

      Section 4.02. Payments Under the Credit Facilities for the Series 2001 Notes.

            (a) If, as of the second Business Day next preceding any Note Payment Date for the Series 2001A Notes is due, there are insufficient moneys available under the

      Indenture to pay all principal and interest coming due on the Series 2001A Notes on the next succeeding payment date, the Trustee shall immediately notify the Credit Facility Provider or its designee by telephone or telegraph, confirmed in writing by mail, of the amount of the deficiency.

            (b) If the deficiency is made up in whole or in part prior to or on the Interest Payment Date or Principal Payment Date, the Trustee shall so notify the Credit Facility Provider or its designee.

            (c) In addition, if the Trustee has notice that any of the Registered Owners have been required to disgorge payments of principal or interest on the Series 2001A Notes to the Corporation or to the trustee in bankruptcy for creditors or others pursuant to a final judgment by a court of competent jurisdiction that such payment constitutes a voidable preference to such Registered Owner within the meaning of any applicable bankruptcy laws, then the Trustee shall notify the Credit Facility Provider or its designee of such fact by telephone or telegraphic notice, confirmed in writing by mail.

            (d) The Trustee is hereby irrevocably designated, appointed, directed and authorized to act as attorney-in-fact for Registered Owners of the Series 2001A Notes as follows:

                  (i) if and to the extent there is a deficiency in amounts
            required to pay interest on the Series 2001A Notes, the Trustee shall (A) execute and deliver to the Insurance Paying Agent, in form satisfactory to the Insurance Paying Agent, an instrument appointing the Credit Facility Provider as agent for such Registered Owner in any legal proceedings related to the payment of such interest and an assignment to the Credit Facility Provider of the claims for interest to which such deficiency rates and which are paid by the Credit Facility Provider, (B) receive as designee of the respective Registered Owner (and not as Trustee) in accordance with the tenor of the corresponding Credit Facility payment from the Insurance Paying Agent with respect to the claims for interest so assigned and
            (C) disburse the same to such respective Registered Owners.

                  (ii) if and to the extent of a deficiency in amounts required to pay principal of the Series 2001A Notes, the Trustee shall (A) execute and deliver to the Insurance Paying Agent an instrument appointing the Credit Facility Provider as agent for such Registered Owner in any legal proceeding relating to the payment of such principal and assignment to the Credit Facility Provider of any of the Series 2001A Notes surrendered to the Insurance Paying Agent of so much of the principal amount thereof as has not previously been paid or for which moneys are not held by the Trustee and available for such payment (but such assignment shall be delivered only if payment from the Insurance Paying Agent is received), (B) receive as designee of the respective Registered Owners (and not as Trustee) in accordance with the tenor of the corresponding Credit Facility payment therefor from the Insurance Paying Agent and (C) disburse the same to such Registered Owner.

            (e) Payments with respect to claims for interest on and principal of Series 2001A Notes disbursed by the Trustee from proceeds of the corresponding Credit Facility shall not be considered to discharge the obligation of the Corporation with respect to such Series 2001A Notes, and the Credit Facility Provider shall become the Registered Owner of such unpaid Series 2001A Notes and claims for interest in accordance with the tenor of the assignment made to it under the provisions of this subsection or otherwise.

            (f) Irrespective of whether any such assignment is executed and delivered, the Corporation and the Trustee hereby agree for the benefit of the Credit Facility Provider that:

                  (i) they recognize that to the extent the Credit Facility
            Provider makes payments, directly or indirectly (as by paying through the Trustee), on account of principal of or interest on the Series 2001A Notes, the Credit Facility Provider will be subrogated to the rights of such Registered Owners to receive the amount of such principal and interest from the Corporation, with interest thereon as provided and solely from the sources stated in the Indenture and the Series 2001A Notes; and

                  (ii) they will accordingly pay to the Credit Facility Provider the amount of such principal and interest (including principal and interest recovered under subparagraph (ii) of the first paragraph of the corresponding Credit Facility, which principal and interest shall be deemed past due and not to have been paid), with interest thereof as provided in this First Supplemental Indenture and the Series 2001A Notes, but only from the sources and in the manner provided herein for the payment of principal of and interest on the Series 2001A Notes to Registered Owners and will otherwise treat the Credit Facility Provider as the owner of such rights to the amount of such principal and interest.

      Section 4.03. Notices, Consents, Miscellaneous.

            (a) In connection with the issuance of additional Notes, if any, under the General Indenture, the Corporation shall deliver to the Credit Facility Provider a copy of the disclosure document, if any, circulated with respect to such additional Notes.

            (b) No amendment or supplement shall be made to the General Indenture, this First Supplemental Indenture, the Auction Agency Agreement, the Broker-Dealer Agreement, any Student Loan Purchase Agreement, any Servicing Agreement, any Liquidity Facility or any Reimbursement Agreement of any Liquidity Facility Provider without prior written consent of the Credit Facility Provider. Copies of any amendments or supplements made to the documents executed in connection with the issuance of the Series 2001A Notes which are consented to in writing by the Credit Facility Provider shall be sent to the Rating Agencies by the Corporation.

            (c) The Credit Facility Provider shall receive written notice of the resignation or removal of the Trustee and any successor trustee must be approved by the Credit Facility Provider. The Credit Facility Provider shall receive written notice of the resignation or removal of any Paying Agent and any successor paying agent must be approved in writing by the Credit Facility Provider.

            (d) The Credit Facility Provider shall receive from the Corporation copies of all notices required to be delivered to Registered Owners or to the Trustee. The Credit Facility Provider shall receive copies, on an annual basis, of the Corporation's audited financial statements and annual budget and, on a quarterly basis, copies of the Corporation's unaudited financial statements.

            (e) While any Series 2001A Notes are Outstanding, the Credit Facility Provider shall approve in writing any Liquidity Facility Provider and the terms of any Liquidity Facility.

            (f) While the Credit Facility is in effect, the Trustee will furnish the Credit Facility Provider with such information as it may reasonably request regarding the Series 2001A Notes, as appears from the books and records under its custody and control, or as otherwise known to it. The Trustee will permit the Credit Facility Provider to have access to and make copies at the Credit Facility Provider's own expense of all such books and records at any reasonable time.

            (g) While the Credit Facility is in effect, the Corporation agrees to permit the Credit Facility Provider to examine, visit and inspect, at any reasonable time, upon reasonable notice, the Financed Student Loans acquired, originated or refinanced with the net proceeds of the Notes, and its facilities, and any accounts, books and records, including their receipts, disbursements, contracts, investments and any other matters relating thereto and to their financial standing, and to supply such reports and information as the Credit Facility Provider may reasonably require. An Authorized Representative of the Corporation shall, at the reasonable written request of the Credit Facility Provider, discuss its financial matters with the Credit Facility Provider or a designee and provide the Credit Facility Provider with copies of any documents that are reasonably requested by the Credit Facility Provider or a designee and have a material financial affect on it.

            (h) The Credit Facility Provider shall be notified by the Trustee
      (i) immediately upon its actual knowledge of the occurrence of an Event of Default or of any event that with notice and/or with the lapse of time could become an Event of Default and (ii) of any redemption of Series 2001A Notes at the same time that the Registered Owners of the Series 2001A Notes to be redeemed are notified. All notices, reports, statements, schedules, and certificates to be delivered to or by the Trustee, or to a Registered Owner of a Series 2001A Note or available at the request of the Registered Owners shall also be provided to the Credit Facility Provider. In addition, all opinions to be delivered to or by the Trustee, or to a Registered Owner of a Series 2001A Note shall also be addressed to the Credit Facility Provider. All notices required to be given to the Credit Facility Provider under this First Supplemental Indenture shall be in writing and shall be sent by registered or certified mail addressed to MBIA Insurance Corporation, 113 King Street, Armonk, New York, 10504,
      Attention: Insured Portfolio Management--PCF.


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

            (i) Notwithstanding any other provision to the contrary in this First Supplemental Indenture, the Credit Facility Provider is an express third-party beneficiary of and may enforce this First Supplemental Indenture as if a party thereto.

      Section 4.04. Consents, etc. by Credit Facility Provider Limited. Notwithstanding any other provision of this First Supplemental Indenture or the General Indenture to the contrary, no consent of or notice to the Credit Facility Provider shall be required under any provision of this First Supplemental Indenture or the General Indenture nor shall the Credit Facility Provider have any right to receive notice of, consent to, direct or control any actions, restrictions, rights, remedies, waivers or accelerations pursuant to any provision of this First Supplemental Indenture or the General Indenture after each Credit Facility has expired or during any time which:

            (a) the Credit Facility Provider is in default in its obligation under a Credit Facility;

            (b) either Credit Facility for any reason ceases to be valid and binding on the Credit Facility Provider or is declared to be null and void, or the validity or enforceability of any material provision of either Credit Facility is denied by the Credit Facility Provider or any governmental agency or authority, or the Credit Facility Provider is denying further liability or obligation under either Credit Facility, contrary to the terms of either Credit Facility;

            (c) a petition has been filed and is pending against the Credit Facility Provider under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect, and has not been dismissed within 30 days after such filing; or

            (d) the Credit Facility Provider has filed a petition, which is pending, under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect, or has consented to the filing of any petition against it under such law.

      Section 4.05. Rating Notifications Upon a Credit Confirmation. Each Rating Agency shall receive a Rating Notification any time a Credit Facility Provider has been requested to provide, or has actually provided to, the Corporation or the Trustee a Credit Confirmation.

                                   ARTICLE V

                                  MISCELLANEOUS

      Section 5.01. First Supplemental Indenture Construed with General Indenture. All of the provisions of this First Supplemental Indenture shall be deemed to be and construed as part of the General Indenture to the same extent as if fully set forth therein.

      Section 5.02. General Indenture as Supplemented to Remain in Effect. Save and except as herein supplemented by this First Supplemental Indenture, the General Indenture shall remain in full force and effect.

      Section 5.03. Severability. In any section, paragraph, clause or provision of this First Supplemental Indenture shall for any reason be held to be invalid or unenforceable, the invalidity or unenforceability of such section, paragraph, clause or provision shall not affect any of the remaining provisions of this First Supplemental Indenture.

      Section 5.04. Confirmation of Actions. All action (not inconsistent with the provisions of this First Supplemental Indenture) heretofore taken by the Corporation, directed toward the issuance and sale of the Series 2001A Notes is hereby ratified, approved and confirmed.

      Section 5.05. Governing Law. This First Supplemental Indenture shall be construed in accordance with the laws of the State.

      Section 5.06. Notices. Any notice, demand, direction, request or other instrument authorized or required by this First Supplemental Indenture to be given to or filed with the Corporation shall be deemed to have been sufficiently given or filed for all purposes, if any, when delivered or sent by facsimile transmission, confirmed by first class mail, postage prepaid, and shall be deemed given when transmitted (answer back confirmed) to the addresses given in
Section 13.04 of the General Indenture and as follows:

          If to the Corporation:           CFLD-I, Inc.
                                           3320 Holcomb Bridge Road, NW
                                           Norcross, Georgia 30092
                                           Attention: President
                                           Fax: (770) 248-9307

                                           with a copy to:

                                           UICI
                                           4001 McEwen Blvd.
                                           Dallas, TX 75244
                                           Attention: Glenn Reed, Esq.
                                           Facsimile: (972) 392-6717

          If to the Trustee,
          Tender Agent,
          Paying Agent,
          Registrar, and
          Authenticating Agent:            Zions First National Bank
                                           717 Seventeenth Street, Suite 301
                                           Denver, Colorado 80202
                                           Attention: Corporate Trust Department
                                           Fax: (720) 947-7480

          If to the Auction Agent:         Bankers Trust Company
                                           4 Albany Street
                                           New York, New York 10006
                                           Attention: Assistant Vice President
                                           Fax: (212) 250-6215


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

          If to the Broker-Dealer:       UBS PaineWebber Inc.
                                         1285 Avenue of the Americas, 15th Floor
                                         New York, New York 10019
                                         Attention: Manager, Short Term Desk
                                         Fax: (212) 713-3797

          If to Moody's:                 Moody's Investors Service, Inc.
                                         99 Church Street
                                         New York, New York 10047
                                         Attention: ABS Monitoring Department
                                         Fax: (212) 298-7139

          If to Fitch:                   Fitch, Inc.
                                         One State Street Plaza, 31st Floor
                                         New York, NY 10004
                                         Attention: ABS Group
                                         Fax: (212) 635-0466

          If to Credit Facility          MBIA Insurance Corporation
          Provider:                      113 King Street
                                         Armonk, NY 10504
                                         Attention: IPM-SF
                                         Fax: (914) 765-3184

          If to Surety Provider:         MBIA Insurance Corporation
                                         113 King Street
                                         Armonk, NY 10504
                                         Attention: IPM-SF
                                         Fax: (914) 765-3184

      To any other Indenture Agent: to such facsimile number and address as such Indenture Agent shall indicate in the acceptance of office filed by each such Indenture Agent pursuant to Section 13.04 of the General Indenture.

      The Corporation, the Trustee, the Credit Facility Provider, the Surety Provider, any other Indenture Agent and a Rating Agency, may, by like notice to each other such person, designate any further or different facsimile numbers and addresses to which subsequent notices shall be sent.

      The parties, by like notice to each other person, may designate any further or different addressed to which subsequent notices shall be sent.

      The Corporation shall give written notice to the Rating Agencies and any Credit Facility Provider of each of the following events, promptly following the occurrence thereof:

            (a) any change in the identity of the Trustee;

            (b) any change in the identity of the Surety Provider;

            (c) any material amendments in or supplements to the General Indenture or this First Supplemental Indenture; or

            (d) the redemption or defeasance of all the Outstanding Series 2001A Notes.

      Section 5.07. Rights of Credit Facility Provider. The Credit Facility Provider may not exercise its rights and remedies under this First Supplemental Indenture and the General Indenture if the Credit Facility Provider is then in default under the Credit Facility or bankrupt or insolvent.

      Section 5.08. Execution in Counterparts. This First Supplemental Indenture may be executed in any number of counterparts, each of which, when so executed and delivered, shall be an original; but such counterparts shall together constitute but one and the same instrument.

          IN WITNESS WHEREOF, the undersigned President and Secretary of the Corporation and an authorized officer of the Trustee have hereunto executed this First Supplemental Indenture as of the date first written above.

                                        CFLD-I, INC.

                                        By:_____________________________________
                                           Glenn W. Reed, President


Attest:

By:_________________________________
   Peggy G. Simpson, Secretary


                                        ZIONS FIRST NATIONAL BANK, as Trustee

                                        By:_____________________________________
                                           David W. Bata, Vice President

      The undersigned representative of MBIA Insurance Corporation, as the sole Credit Facility Provider, hereby consents to the execution and delivery of this First Supplemental Indenture and to the issuance and delivery of the Series 2001A Notes thereunder.

                                        MBIA INSURANCE CORPORATION


                                        By _____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


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